                                                                    EXHIBIT 10.1

                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

     This AMENDED AND RESTATED LOAN AGREEMENT ("Agreement") dated February 23, 1996 is by and among CORESTATES BANK, N.A., a national banking association ("Lender"), CONGRESS FINANCIAL CORPORATION, a California corporation, as agent for Lender (in such capacity, "Agent") and P.N.Y. ELECTRONICS, INC., a Delaware corporation, as successor by merger to P.N.Y. Electronics, Inc. a New Jersey corporation ("Borrower").

                             W I T N E S S E T H :
                             -------------------

     WHEREAS, P.N.Y. Electronics, Inc., a New Jersey corporation ("PNYNJ") and Congress Financial Corporation, a California corporation ("Congress") entered into financing arrangements pursuant to which Congress made loans and advances and provided other financial accommodations to PNYNJ as set forth in the Accounts Financing Agreement [Security Agreement], dated January 29, 1993, between PNYNJ and Congress and other agreements, documents and instruments executed and/or delivered in connection therewith;

     WHEREAS, PNYNJ has merged with and into Borrower, with Borrower as the surviving corporation, effective August 3, 1996, as set forth in the Agreement and Plan of Merger, dated August 3, 1995, between PNYNJ and Borrower and the Certificate of Merger of PNYNJ and Borrower as filed with the New Jersey Secretary of State and the Delaware Secretary of State;

     WHEREAS, pursuant to Amendment No. 4 to Financing Agreements, dated August 3, 1995, by and among Borrower, Congress, P.N.Y. Industries, Inc. and Gadi Cohen, Borrower, as survivor of the merger with PNYNJ, expressly assumed and confirmed its continuing liability under the financing arrangements with Congress;

     WHEREAS, Congress has assigned or is about to assign all of its right, title and interest in and to the financing arrangements with Borrower to Lender as set forth in the Assignment and Assumption Agreement, dated of even date herewith, between Congress, as assignor, and Lender, as assignee (the "Assignment Agreement"), and Borrower has acknowledged and consented to such assignment pursuant to the Acknowledgment of Assignment, dated of even date herewith, by Borrower to Congress and Lender;

     WHEREAS, Lender has appointed or is about to appoint Agent to act as agent for Lender in connection with the management, administration, supervision and servicing of the financing arrangements of Lender with Borrower as set forth in the Agency and

Servicing Agreement, dated of even date herewith, between Lender and Agent;

     WHEREAS, Borrower has also requested that the financing arrangements be amended to increase the maximum amount of the line of credit, decrease the interest rate payable by Borrower to Lender, extend the term of the arrangements and various other matters and Lender is willing to agree to increase the maximum amount of the line of credit, decrease the interest rate, extend the terms and agree to such other amendments, subject to the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section
1.  DEFINITIONS
    -----------
     1.1  Additional Definitions. As used herein the following terms shall have
          ----------------------
the respective meanings given to them below, and the other Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, each of the following definitions:

          (a) "Accounts Agreement" shall mean the Accounts Financing Agreement [Security Agreement], dated January 29, 1993, between Borrower (as survivor of the merger of PNYNJ with and into Borrower) and Lender (as assignee of Congress) annexed hereto as Exhibit A, together with all supplements thereto (including, without limitation, the Inventory Security Agreement Supplement to Accounts Financing Agreement [Security Agreement], dated January 29, 1993, by Borrower in favor of Lender annexed hereto as Exhibit B, and the Trade Financing Agreement Supplement to Accounts Financing Agreement, dated January 29, 1993, by Borrower in favor of Lender annexed hereto as Exhibit C), as the same now exist and are amended and supplemented hereby or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced.

          (b) "Adjusted Eurodollar Rate" shall mean, with respect to each Interest Period for any Eurodollar Rate Loan, the rate per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one (1%) percent) determined by dividing (i) the Eurodollar Rate for such Interest Period by (ii) a percentage equal to: (A) one (1) minus (B) the Reserve Percentage (to the extent the Reserve Percentage is applicable to the funds used to provide such Eurodollar Rate Loan). For purposes hereof, "Reserve Percentage" shall mean the reserve percentage, expressed as a decimal, prescribed by any United States or foreign banking authority for determining the reserve requirement which is or would be applicable to deposits of United States dollars in a non-United States or an international banking office of Reference Bank used to fund a Eurodollar Rate Loan or any Eurodollar Rate Loan made with the proceeds of such deposit, for which the Reference Bank actually holds or has made any such deposits or loans. The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

          (c) "Adjusted Tangible Net Worth" shall mean, as to any Person, at any time, in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for such Person and its Subsidiaries (or as to Borrower without regard for its Subsidiaries and Affiliates as provided below), the amount equal to the difference between: (i) the aggregate net book value of all assets of such Person and its Subsidiaries (excluding the book value of good will, non-competition agreements, patents, trademarks, copyrights, licenses and other intangible assets), calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (ii) the aggregate amount of the Indebtedness and other liabilities of such Person and its Subsidiaries (including tax and other proper accruals); provided, that, for
                                                            --------  ----
purposes of this definition, notwithstanding anything to the contrary contained herein, as to Borrower, the Subsidiaries and Affiliates of Borrower shall not be included in the calculation of the Adjusted Tangible Net Worth of Borrower.

          (d) "Affiliate" shall mean, with respect to a specified Person, any other Person (i) who, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such Person, or (ii) who is a director, officer, shareholder or employee of such Person.

          (e) "Agent" shall mean Congress Financial Corporation, a California corporation, in its capacity as agent on behalf of Lender pursuant to the Agency and Servicing Agreement, dated of even date herewith, between Congress and Lender, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced and any replacement or successor agent thereunder.

          (f) "Borrowing Base Certificate" shall mean a certificate substantially in the form of Exhibit D hereto, as such form may from time to time be modified by Agent in good faith, which is duly completed (including all schedules thereto) and executed by the chief financial officer or other appropriate financial officer of Borrower acceptable to Agent and delivered to Agent.

          (g) "Business Day" shall mean (i) for Prime Rate Loans, any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of New York or the Commonwealth of Pennsylvania, and a day on which Lender, the Reference Bank and Agent are open for the transaction of business, and (ii) for all Eurodollar Rate Loans, any such day as described in (i) above in this definition of Business Day, excluding any day on which banks are closed for dealings in dollar deposits in the London interbank market or other applicable Eurodollar Rate market.

          (h) "Common Stock" shall mean the common stock, par value $.01 per share, of Borrower.

          (i) "Eligible Accounts" shall mean Accounts created by Borrower in the ordinary course of business arising out of Borrower's sale of goods or rendition of services, which are and at all times shall continue to be acceptable to Agent in all respects. Standards of eligibility may be fixed and revised from time to time solely by Agent in Agent's exclusive judgment exercised in good faith. In determining eligibility, Agent may, but need not, rely on agings, reports and schedules of Accounts furnished by Borrower, but reliance by Agent thereon from time to time shall not be deemed to limit Agent's right to revise standards of eligibility at any time as to both Borrower's present and future Accounts. In general, an Account shall not be deemed eligible unless: (i) the Account Debtor on such Account is and at all times continues to be acceptable to Agent, (ii) such Account complies in all respects with the representations, covenants and warranties contained in the Accounts Agreement and herein, (iii) no more than ninety (90) days have elapsed since the original invoice date of such Account, and (iv) as to Foreign Accounts, either, at Agent's option, (A) the Account Debtor has delivered to Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Agent, sufficient to cover such Account, in form and substance satisfactory to Agent, and, if required by Agent the original of such letter of credit has been delivered to Agent or to Agent's designee and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Agent or (B) such Account is subject to credit insurance payable to Agent issued by an insurer and on terms and in an amount acceptable to Agent or
(C) such Account and the Account Debtor with respect thereto are and continue to otherwise be acceptable in all respects to Agent in Agent's good faith. Any Accounts which Agent determines to be ineligible or unacceptable for purposes of the lending formulas at any time shall nevertheless be and remain at all times part of the Collateral.

          (j) "Eligible Inventory" shall mean and include Inventory acceptable to Agent in all respects consisting of first quality finished goods held for resale in the ordinary course of our business and raw materials for such finished goods, which are located at the premises of Borrower (except as provided below). General criteria for Eligible Inventory may be established and revised from time to time by Agent in its exclusive judgment exercised in good faith. In determining such acceptability Agent may, but need not, rely on reports and schedules of Inventory furnished to Agent by Borrower, but reliance thereon by Agent from time to time shall not be deemed to limit its right to revise standards of eligibility at any time. In general, except in Agent's sole discretion, Eligible Inventory shall not include work-in-process, components which are not part of finished goods, spare parts, packaging and shipping materials, supplies used or consumed in our business, Inventory at the premises of third parties or subject to a security interest or lien in favor of any third party, bill and hold goods, Inventory which is not subject to the first priority perfected security interest of Agent, defective goods, "seconds" and Inventory purchased on consignment; provided, however, any
                                                         --------  -------
Inventory which would otherwise be deemed Eligible Inventory at locations which are not owned and operated by Borrower may nevertheless be considered Eligible
Inventory: (i) if Agent shall have received an agreement in writing, in form and substance satisfactory to Agent from the holder of such Inventory or the owner and/or operator of such location, as the case may be, pursuant to which such holder, owner and/or operator, if required by Agent: (A) acknowledges the first priority lien on such Inventory of Agent, (B) agrees to waive any and all claims such holder, owner and/or operator may, at any time, have against such Inventory, whether for processing, storage or otherwise, and (C) grants to Agent the right to enter and remain on the premises in order to exercise your rights and remedies on terms acceptable to Agent and (ii) in addition to the agreement described above, if the Inventory is on consignment and if required by Agent:
(A) the holder, owner and/or operator executes appropriate UCC-1 financing statements in favor of Borrower, which are duly assigned to Agent and (B) if required by Agent, any lenders to the holder, owner and/or operator with any interest in Inventory is properly notified of your first priority lien on such Inventory. Any Inventory which Agent determines to be ineligible or unacceptable for purposes of the lending formulas at any time shall nevertheless be and remain at all times part of the Collateral.

          (k) "Eurodollar Rate Loans" shall mean any Loans or portion thereof on which interest is payable based on the Adjusted Eurodollar Rate in accordance with the terms hereof.

          (l) "Eurodollar Rate" shall mean with respect to the Interest Period for a Eurodollar Rate Loan, the interest rate per annum equal to the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one (1%) percent) at which Reference Bank is offered deposits of United States dollars in the London interbank market

(or other Eurodollar Rate market selected by Borrower and approved by Agent) on or about 9:00 a.m. (New York time) two (2) Business Days prior to the commencement of such Interest Period in amounts substantially equal to the principal amount of the Eurodollar Rate Loans requested by and available to Borrower in accordance with this Agreement, with a maturity of comparable duration to the Interest Period selected by Borrower.

          (m) "Excess Availability" shall mean the amount, as determined by Agent, as of any date, equal to:

          (i) the lesser of: (A) the amount of the Loans available to Borrower as of such date based on the applicable lending formulas multiplied by the Net Amount of Eligible Accounts and the Value of Eligible Inventory, as determined by Agent, and subject to the sublimits and reserves from time to time established by Agent hereunder and (B) the Maximum Credit, minus
                                     -----

          (ii) the sum of: (A) the amount of all then outstanding and unpaid Obligations, plus (B) the aggregate amount of all then outstanding and unpaid trade payables of Borrower which are past due.

          (n) "Existing Agreements" shall mean each and all of the following as the same now exist and have heretofore been amended, modified and supplemented:
(i) the Accounts Agreement, including all supplements thereto (including, without limitation, the Covenant Supplement to Accounts Financing Agreement [Security Agreement], dated January 29, 1993, between Borrower and Lender, the Inventory Security Agreement Supplement to Accounts Financing Agreement [Security Agreement], dated January 29, 1993, by Borrower and the Trade Financing Agreement Supplement to Accounts Financing Agreement [Security Agreement], dated January 29, 1993, by Borrower, and all amendments to the foregoing, including, without limitation, Amendment No. 1 to Financing Agreements, dated as of August 18, 1993, Amendment No. 2 to Financing Agreements, dated as of July 1, 1994, Amendment No. 3 to Financing Agreements, dated as of May 1, 1995, Amendment No. 4 to Financing Agreements, dated August 3, 1995, Amendment No. 5 to Financing Agreements, dated October 13, 1995, and Amendment No. 6 to Financing Agreements, dated November 30, 1995), (ii) the Inventory Loan Letter, dated January 29, 1993, between Borrower and Lender,
(iii) the letter, dated January 29, 1993, from Borrower with respect to the use of tradenames and tradestyles by Borrower, (iv) UCC-1 financing statements between Borrower, as debtor, and Congress, as secured party, as filed with the Arizona Secretary of State, the New Jersey Secretary of State and the California Secretary of State, and the

UCC-3 assignments thereof from Congress, as secured party, to Agent, as secured party, (v) the Notification and Acknowledgment of Security Interest, dated January 29, 1993 by and among Congress, Borrower and WP Industries Inc.

          (o) "Financing Agreements" shall mean, collectively, the Accounts Agreement, this Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments at any time executed and/or delivered by Borrower or any other person in connection with any of the foregoing, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (p) "Foreign Accounts" shall mean any Account at any time owing by an Account Debtor which: (i) does not maintain its chief executive office in the United States, Puerto Rico or the U.S. Virgin Islands, (ii) is not organized under the laws of the United States or any state thereof or Puerto Rico or the U.S. Virgin Islands, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality or other political subdivision thereof, or of any department, agency, public corporation or other instrumentality thereof.

          (q) "GAAP" shall mean generally accepted accounting principles as in effect on the date hereof consistently applied.

          (r) "Hedging Transaction" shall mean, for any Person, any transaction entered into by such Person that is designed to protect such Person against fluctuations in interest rates, or currency or commodity values, including, without limitation, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

          (s) "Indebtedness" shall mean, as to any Person, all items which, in accordance with GAAP, would be included in determining total liabilities shown on the liability side of its balance sheet as at the date such Indebtedness is to be calculated and, in any event, shall include any liabilities secured by any mortgage, pledge, lien or security interest existing on such person's owned or acquired property.

          (t) "Interest Coverage Ratio" shall mean the ratio of (i) the Net Operating Income of Borrower for any fiscal quarter to (ii) Interest Expense for such fiscal quarter.

          (u) "Interest Expense" shall mean, for any period, for Borrower, (i) all interest in respect of Indebtedness (including, without limitation, the interest component of any payments in respect of capital lease obligations and all commissions, discounts and other fees and charges owed with respect to letters of credit, bankers' acceptances and similar instruments) accrued or capitalized during such period (whether or not paid during such period) plus (ii) the net amount payable (or
                                         ----
minus the net amount receivable) under interest rate protection agreements
-----
constituting Hedging Transactions accrued during such period (whether or not actually paid or received during such period).

          (v) "Interest Period" shall mean, for any Eurodollar Rate Loan, each period commencing on the date such Eurodollar Rate Loan is made or converted from a Prime Rate Loan, or in the event that a Eurodollar Rate Loan is continued as provided by Section 4.3(b), then in such case commencing on the last day of the immediately preceding Interest Period for such Eurodollar Rate Loan, and in each case ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as Borrower may specify to Lender in its request for such Eurodollar Rate Loan, provided, that: (i) each Interest
                                           --------  ----
Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; (ii) Borrower may not elect an Interest Period which will end after the last day of the then-current term of the Accounts Agreement and this Agreement; and (iii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day.

          (w) "Interest Rate" shall mean, as to Prime Rate Loans, a rate of one-quarter of one (1/4%) percent per annum in excess of the Prime Rate and, as to Eurodollar Rate Loans, a rate of one and one-half (1-1/2%) percent per annum in excess of the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower as in effect three (3) Business Days after the date of receipt by Agent of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower); provided, that,
                                                              --------  ----
the Interest Rate shall mean the rate of two and one-quarter (2-1/4%) percent per annum in excess of the Prime Rate as to Prime Rate Loans and the rate of three and one-half (3-1/2%) percent per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans, at Agent's option, (i) for the period on and after the date of termination or non-renewal of the Accounts Agreement and of this Agreement, or the date fifteen (15) days after notice by Agent to Borrower sent after the occurrence of an Event of Default under Section 8.1(a) of the Accounts Agreement as a result of the failure of Borrower to comply with Sections 7.9 or 7.10 hereof or the date three (3) Business Days after notice by Agent to Borrower sent after the occurrence of any other Event of Default, and for so long as such Event of Default is continuing as determined by Agent or until such time as all Obligations are indefeasibly paid in full (notwithstanding entry of any judgment against Borrower) and (ii) on the Loans at any time outstanding in excess of the amounts available to Borrower under
Section 4 hereof (whether or not such excess(es), arise or are made with or without Lender's or Agent's knowledge or consent and whether made before or after an Event of Default).

          (x) "Loans" shall mean the loans at any time made by Agent on behalf of Lender to or for the benefit of Borrower on a revolving basis (involving advances, repayments and readvances) as set forth in Section 4.1 of this Agreement.

          (y) "Management Stockholders" shall mean, collectively, the individuals listed on Schedule 1.1(y) hereto who are parties to the Management Stockholders Agreement and any other individuals who become a party to the Management Stockholders Agreement as a "Management Stockholder" (as defined therein) after the date hereof, provided, that, Agent shall have received prompt
                                --------  ----
written notice thereof.

          (z) "Management Stockholders Agreement" shall mean the Management Stockholders Agreement, dated as of January 19, 1996, by and among Borrower and the Management Stockholders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (aa) "Maximum Credit" shall mean $70,000,000.

          (bb) "Net Operating Income" shall mean, for any period, for Borrower, the net operating income (calculated before taxes, Interest Expense, extraordinary and unusual items and income or loss attributable to equity in Subsidiaries or Affiliates) for such period.

          (cc) "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including a business trust and a subchapter "S" corporation), limited liability corporation, limited liability partnership, unincorporated association, joint stock corporation, trust, joint venture or other entity or government or any agency or instrumentality or political subdivision thereof.

          (dd) "PNY France" shall mean P.N.Y. Electronics Europe, S.A., a corporation organized under the laws of France and a subsidiary of Borrower, and its successors and assigns.

          (ee) "Prime Rate" shall mean the rate from time to time publicly announced by CoreStates Bank, N.A., or its successors, at its office in Philadelphia, Pennsylvania, as its prime rate, whether or not such announced rate is the best rate available at such bank.

          (ff) "Prime Rate Loans" shall mean any Loans or portion thereof on which interest is payable based on the Prime Rate in accordance with the terms thereof.

          (gg) "Reference Bank" shall mean CoreStates Bank, N.A., or such other bank as Agent or Lender may from time to time select, which is reasonably acceptable to Borrower.

          (hh) "Restated Existing Agreements" shall mean each and all of the following as the same now exist and have heretofore been amended, modified or supplemented: (i) the Covenant Supplement to Accounts Financing Agreement [Security Agreement], dated January 29, 1993, between Borrower and Lender, (ii) the Inventory Loan Letter, dated January 29, 1993, between Borrower and Lender, and (iii) all amendments to any of the Financing Agreements entered into prior to the date hereof, including, Amendment No. 1 to Financing Agreements, dated as of August 18, 1993, Amendment No. 2 to Financing Agreements, dated as of July 1, 1994, Amendment No. 3 to Financing Agreements dated as of May 1, 1995, Amendment No. 4 to Financing Agreements, dated August 3, 1995, Amendment No. 5 to Financing Agreements, dated October 13, 1995, and Amendment No. 6 to Financing Agreements, dated November 30, 1995.

          (ii) "Series A Preferred Stock" shall mean the shares of Preferred Stock, par value $.01 per share, of Borrower having the rights and benefits set forth in the Restated Certificate of Incorporation of Borrower dated August 4, 1995.

          (jj) "Shareholder" shall mean Gadi Cohen, an individual, and his heirs, administrators, executors, successors and assigns and any trust controlled by him.

          (kk) "Stockholder Agreement" shall mean the Stockholder Agreement, dated as of August 4, 1995, by and among Borrower, GS Capital Partners, II, L.P. and affiliated parties and the Shareholder, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (ll) "Subordinated Notes" shall mean, individually and collectively, the Subordinated Note, dated August 3, 1995, issued by Borrower payable to the order of Shareholder in the principal amount of $15,000,000, and the Subordinated Note, dated August 3, 1995, issued by Borrower payable to the order of Shareholder in the original principal amount of $5,140,000, subject to adjustment as provided therein, as the same now exist or may be amended, modified, supplemented, extended, renewed, restated or replaced.

          (mm) "Subsidiary" or "subsidiary" shall mean any corporation, association or organization, active or inactive, as to which more than fifty (50%) percent of the outstanding voting stock or shares or interests shall now or hereafter be owned or controlled, directly or indirectly by any Person, any Subsidiary of such Person, or any Subsidiary of such Subsidiary.

          (nn) "Unwind Agreements" shall mean, collectively, each and all of the Unwind Agreements, dated as of January 19, 1996, between Borrower and each of the Management Stockholders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (oo) "Value" shall mean cost computed on a first-in-first-out basis or market price, as determined by Agent, whichever is lower.

     1.2  Amendments to Definitions.
          -------------------------

          (a) All references to the term "Covenant Supplement" in the Accounts Agreement and any of the other Financing Agreements shall be deemed and each such reference is hereby amended to mean this Agreement.

          (b) All references to the term "Congress" or "you" or "your", or similar terms in the Accounts Agreement and any of the other Financing Agreements shall be deemed and each such reference is hereby amended to mean Agent, except, that, in Section 1.9 of the Accounts Agreement, all references to
       ------  ----
"you" or "your" shall be deemed to refer to Agent and/or Lender, individually and collectively, jointly and severally.

          (c) All references to the term "Maximum Credit" in the Accounts Agreement and any of the other Financing Agreements shall be deemed and each such reference is hereby amended to mean $70,000,000.

     1.3  Interpretation. All capitalized terms used in this Agreement, unless
          --------------
otherwise defined herein, shall have the meanings assigned thereto in the Accounts Agreement (as amended hereby).

Section 2.  CONDITIONS PRECEDENT
            --------------------

     2.1  Conditions Precedent to Effectiveness of this Agreement. Each of the
          -------------------------------------------------------
following is a condition precedent to the effectiveness of the other terms and provisions contained in this Agreement:

          (a) Agent shall have received an original of this Agreement, duly authorized, executed and delivered by Borrower and Lender (including all schedules and exhibits hereto);

          (b) Agent shall have received consents to the assignment of the interests of Congress to Lender and all necessary amendments to its existing participation arrangements, in form and substance satisfactory to Agent, to reflect and consent to the terms hereof, duly authorized, executed and delivered by such existing participants;

          (c) Agent shall have received a Borrowing Base Certificate setting forth the Loans available to Borrower and other matters as provided for therein as of the date hereof as completed in a manner satisfactory to Agent and duly authorized, executed and delivered on behalf of Borrower;

          (d) all requisite corporate action and proceedings in connection with this Agreement and the other Financing Agreements shall be satisfactory in form and substance to Agent, and Agent shall have received all information and copies of all documents, including, without limitation, records of requisite corporation action and proceedings which Agent may have requested in connection therewith, such documents where requested by Agent or its counsel to be certified by appropriate corporate officers or governmental authorities;

          (e) no material adverse change shall have occurred in the assets, business or prospects of Borrower since the date of the financial statements of Borrower dated December 31, 1995 furnished by Borrower to Agent and Lender and Agent's latest field examination and no change or event shall have occurred which would impair the ability of Borrower to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Lender or Agent to enforce the Obligations or realize upon the Collateral;

          (f) Agent shall have received, in form and substance satisfactory to Agent, all consents, waivers, acknowledgments and other agreements from third persons which Agent may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral or to effectuate the provisions or purposes of this Agreement and the other Financing Agreements, including, without limitation, acknowledgments by lessors, mortgagees and warehousemen of Agent's security interests in the Collateral, waivers by such persons of any security interests, liens or other claims by such persons to the Collateral and agreements permitting Agent access to, and the right to remain on, the premises to exercise its rights and remedies and otherwise deal with the Collateral;

          (g) Agent shall have received true, correct and complete copies of the Management Stockholders Agreement, the Unwind Agreements and all agreements, documents and instruments executed and/or delivered in connection therewith, duly authorized, executed and delivered by the parties thereto;

          (h) Agent shall have received evidence of insurance and loss payee endorsements required hereunder and under the other Financing Agreements, in form and substance satisfactory to Agent, and certificates of insurance policies and/or endorsements naming Agent as loss payee, all at Borrower's cost and expense;

          (i) Agent shall have received, in form and substance satisfactory to Agent, such opinion letters of counsel to Borrower with respect to the Financing Agreements and such other matters as Agent may request;

          (j) the other Financing Agreements and all instruments and documents hereunder and thereunder shall have been duly executed and delivered to Agent, in form and substance satisfactory to Agent;

          (k) all representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all material respects; and

          (l) no Event of Default shall have occurred and no event shall have occurred or condition be existing which, with notice or passage of time or both, would constitute an Event of Default.

     2.2  Additional Conditions Precedent to All Loans and Credits. Each of the
          --------------------------------------------------------
following is an additional condition precedent to Agent making Loans and/or providing Credits to Borrower:

          (a) all representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of each such Loan or providing each such Credit and after giving effect thereto; and

          (b) no Event of Default and no event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall exist or have occurred and be continuing on and as of the date of the making of such Loan or providing each such Credit and after giving effect thereto.

Section 3.  ACKNOWLEDGEMENT AND RESTATEMENT
            -------------------------------

     3.1  Existing Obligations.  Borrower hereby acknowledges, confirms and
          --------------------
agrees that Borrower is indebted to Lender (as assignee of Congress pursuant to the Assignment Agreement) for Loans to Borrower under the Financing Agreements, as of the close of business on February 22, 1996, in the aggregate principal amount of $40,896,307 and the aggregate amount of $0.00 in respect of Credits, together with all interest accrued and accruing thereon (to the extent applicable), and all costs, expenses and other charges relating thereto, all of which are unconditionally owing by Borrower to Lender, without offset, defense or unconditionally owing by Borrower to Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.

     3.2  Acknowledgment of Security Interests.
          ------------------------------------

          (a) Borrower hereby acknowledges, confirms and agrees that Agent on behalf of Lender and as assignee of Congress has and shall continue to have a security interest in and lien upon the Collateral heretofore granted to Agent (or Congress as assignor to Agent on behalf of Lender or to Lender) pursuant to the Financing Arrangements to secure the Obligations.

          (b) The liens and security interests of Agent in the Collateral shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such liens and security interests (whether to Congress as assignor to Lender or Agent on behalf of Lender or to Lender), under any of the Financing Agreements or otherwise.

     3.3  Existing Agreements.  Borrower hereby acknowledges, confirms and
          -------------------
agrees that: (a) each of the Existing Agreements to which it is a party has been duly executed and delivered by Borrower and each is in full force and effect as of the date hereof, and (b) the agreements and obligations of Borrower contained in the Existing Agreements constitute the legal, valid and binding obligations of Borrower enforceable against it in accordance with their respective terms and Borrower has no valid defense to the enforcement of such obligations and (c) Agent and Lender are entitled to all of the rights and remedies provided for in the Existing Agreements.

     3.4  Restatement.
          -----------

          (a) Except as otherwise stated in Section 3.2 hereof and this Section 3.4, as of the date hereof, the terms, conditions, agreements, covenants, representations and warranties set forth in the Restated Existing Agreements are hereby amended and restated in their entirety, and as so amended and restated, replaced and superseded, by the terms, conditions, agreements, covenants, representations and warranties set forth in this Agreement, except that nothing
                                                            ------
herein or in the other Financing Agreements shall impair or adversely affect the continuation of the liability of Borrower for the Obligations heretofore granted, pledged and/or assigned to Agent or Lender.

          (b) The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Indebtedness and other obligations and liabilities of Borrower evidenced by or arising under the Existing Agreements, and the liens and security interests securing such Indebtedness and other obligations and liabilities, which shall not in any manner be impaired, limited, terminated, waived or released.

          (c) All of the Existing Agreements, other than the Restated Existing Agreements, shall continue in full force and effect in accordance with their terms in favor of Agent and Lender, except as specifically amended and supplemented pursuant to the terms of this Agreement.


Section 4.  ADDITIONAL LOAN PROVISIONS
            --------------------------

     4.1  Loans.
          -----

          (a) Subject to and upon the terms and conditions contained herein, Agent and Lender agree that Agent will make Loans on behalf of Lender to Borrower from time to time at the request of Borrower of up to the amount equal to the sum of:

          (i) eighty-five (85%) percent of the Net Amount of Eligible Accounts, plus
                           ----

          (ii) the lesser of: (A) seventy (70%) percent of the Net Amount of Eligible Accounts constituting Foreign Accounts or (B) $5,000,000, plus
                             ----

          (iii) the lesser of: (A) fifty-five (55%) percent of the Value of Eligible Inventory or (B) $25,000,000, less
                                                        ----

          (iv)   any reserves.

          (b) Agent may, in its discretion, from time to time, upon not less than five (5) days prior notice to Borrower, (i) reduce the lending formulas with respect to Eligible Accounts to the extent that Agent determines in good faith that: (A) the dilution with respect to the Accounts for any period (based on the ratio of (1) the aggregate amount of reductions in Accounts other than as a result of payments in cash to (2) the aggregate amount of total sales) has increased or may be reasonably anticipated to increase above historical levels, or (B) the general creditworthiness of account debtors has declined or (ii) reduce the lending formula with respect to Eligible Inventory to the extent that Agent determines that: (A) the number of days of the turnover of the Inventory for any period has changed or (B) the liquidation value of the Eligible Inventory, or any category thereof, has decreased, or (C) the nature and quality of the Inventory has deteriorated. In determining whether to reduce the lending formula(s), Agent may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts, Eligible Inventory or in establishing reserves.

          (c) Except in Agent's discretion, the aggregate amount of the Loans and the Credits outstanding at any time shall not exceed the Maximum Credit. In the event that the outstanding amount of any component of the Loans, or the aggregate amount of the outstanding Loans and Credits, exceed the amounts available under the lending formulas, the sublimit for Credits set forth in
Section 4.2 or the Maximum Credit, as applicable, such event shall not limit, waive or otherwise affect any rights of Agent or Lender in that circumstance or on any future occasions and Borrower shall, upon demand by Agent or Lender, which may be made at any time or from time to time, immediately repay to Agent the entire amount of any such excess(es) for which payment is demanded.

     4.2  Credits.
          -------

          (a) Credits may be arranged for by Agent on behalf of Lender subject to the terms and conditions contained herein and in the Trade Financing Agreement Supplement to Accounts Financing Agreement, dated January 29, 1993, by Borrower in favor of Lender. Except in Agent's discretion, the amount of all outstanding Credits and other commitments and obligations made or incurred by Agent or Lender in connection therewith shall not exceed $20,000,000.

          (b) Borrower shall pay to Lender a letter of credit fee at a rate equal to three-quarters of one (3/4%) percent per annum on the daily outstanding undrawn balance of the Credits for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month, except that Borrower shall pay to Agent such letter of credit fee, at Agent's option, without notice, at a rate equal to two and three-quarters (2-3/4%) percent per annum on such daily outstanding balance for: (i) the period from and after the date of termination or non-renewal hereof until Agent has received full and final payment of all Obligations (notwithstanding entry of a judgment against Borrower) and (ii) the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Agent. Such letter of credit fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrower to pay such fee shall survive the termination or non-renewal of this Agreement.

     4.3  Interest.
          --------

          (a) Borrower shall pay to Lender interest on the outstanding principal amount of the non-contingent Obligations at the Interest Rate. All interest accruing hereunder on and after the date of any Event of Default or termination or non-renewal hereof shall be payable on demand.

          (b) Subject to the terms and conditions contained herein, Borrower may from time to time request that Prime Rate Loans be converted to Eurodollar Rate Loans or that any existing Eurodollar Rate Loans continue for an additional Interest Period; provided, that: (i) no Event of Default, or event which with
                 --------  ----
notice or passage of time or both would constitute an Event of Default exists or has occurred, (ii) Borrower shall have complied with such customary procedures as are established by Agent and Lender and specified by Agent to Borrower from time to time for requests by Borrower for Eurodollar Rate Loans, (iii) no more than four (4) Interest Periods may be in effect at any one time, (iv) the aggregate amount of the Eurodollar Rate Loans must be in an amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and (v) the amount of the Eurodollar Rate Loans requested, together with all other Loans outstanding on the date of the request and on the date such Loan is to be converted or continued, shall not exceed the amount of the Loans available to Borrower under Section 4 hereof. Each notice from Borrower to convert Prime Rate Loans to Eurodollar Rate Loans shall specify the principal amount of Prime Rate Loans to be converted and the Interest Period(s) therefor. Each notice from Borrower to continue a Eurodollar Rate Loan shall specify the Interest Period therefor. Such notices to convert or continue Loans shall be irrevocable and shall be effective only if received by Agent by 11:00 a.m. New York time at least three (3) Business Days prior to the date of the requested conversion or continuation. Any request by Borrower to convert Prime Rate Loans to Eurodollar Rate Loans or to continue any existing Eurodollar Rate Loans shall be irrevocable. Notwithstanding anything to the contrary contained herein, Agent, Lender and Reference Bank shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable Eurodollar Rate market to fund any Eurodollar Rate Loans, but the provisions hereof shall be deemed to apply as if Agent, Lender and Reference Bank had purchased such deposits to fund the Eurodollar Rate Loans.

          (c) If Agent has not received and approved a request to convert a Eurodollar Rate Loan to a Prime Rate Loan or to continue such Eurodollar Rate Loan for an additional Interest Period in accordance with Section 4.3(b), such Eurodollar Rate Loan shall automatically convert to a Prime Rate Loan on the last day of the Interest Period therefor. Eurodollar Rate Loans shall, at Agent's option, upon notice by Lender to Borrower, convert to Prime Rate Loans in the event that the Accounts Agreement or this Agreement shall terminate or not be renewed. Borrower shall pay to Agent, upon demand by Agent (or Agent may, at its option, charge any loan account of Borrower) any amounts required to compensate Agent, Lender, the Reference Bank or any participant with Lender for any loss (excluding loss of anticipated profits), cost or expense incurred by such person, (i) as a result of the conversion of Eurodollar Rate Loans to Prime Rate Loans upon the termination or non-renewal of the Accounts Agreement or this Agreement or for any other reason or as a result of the prepayment of Eurodollar Rate Loans prior to the end of the applicable Interest Period or (ii) in the event that the aggregate principal amount of the Prime Rate Loans which have previously been converted to Eurodollar Rate Loans shall at any time exceed the then outstanding principal amount of the Loans then available to Borrower under
Section 4 hereof.

          (d) Interest on non-contingent Obligations, other than Eurodollar Rate Loans, shall be payable by Borrower to Agent monthly in arrears on the first day of each calendar month and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. The interest rate on non-contingent Obligations, other than Eurodollar Rate Loans, shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the first day of the month after any change in such Prime Rate is announced based on the Prime Rate in effect on the last day of the month in which any such change occurs. Interest on each Eurodollar Rate Loan shall be payable by Borrower to Agent on the last day of each Interest Period therefor, except as to any Interest Period of six (6) months. Interest on any Eurodollar Rate Loan for which the applicable Interest Period is six (6) months shall be payable by Borrower to Agent on the date which is ninety (90) days after the commencement of such Interest Period and on the last day of such Interest Period. In no event shall charges constituting interest payable by Borrower to Agent or Lender exceed the maximum amount or the rate permitted under any applicable law or regulation, and if any such part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

     4.4  Servicing Fee.  Borrower shall pay to Agent an annual servicing fee of
          -------------
$120,000 in respect of Agent's services for the first twelve (12) month period (or part thereof) commencing on the date hereof and a monthly servicing fee of $10,000 thereafter, in each case while the Accounts Agreement or this Agreement remain in effect and for so long thereafter as any of the Obligations are outstanding, which annual servicing fee shall be fully earned as of the date hereof and monthly servicing fee shall be earned and payable as of the first day of each month. The annual servicing fee shall be payable in twelve (12) equal monthly installments of $10,000, with the first such installment payable in advance on the date hereof and with each installment thereafter payable in advance on the first day of each month, provided, that, the entire amount of
                                        --------  ----
such fee shall become immediately due and payable, without notice or demand, at Agent's option, upon an Event of Default, or event which with notice or passage of time or both would constitute an Event of Default, or upon the termination or non-renewal hereof.

     4.5  Unused Line Fee.  Borrower shall pay to Agent monthly an unused line
          ---------------
fee at a rate equal to one-quarter of one (1/4%) percent per annum calculated upon the amount by which the amount equal to eighty (80%) percent of the Maximum Credit exceeds the average daily principal balance of the outstanding Loans and Credits during the immediately preceding month (or part thereof) while the Accounts Agreement or this Agreement are in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears.

     4.6  Changes in Laws and Increased Costs of Loans.
          --------------------------------------------

          (a) Notwithstanding anything to the contrary contained herein, in the event that any change in applicable law or regulation (or the interpretation or administration thereof) shall make it unlawful for Agent, Lender, Reference Bank or any participant with Lender to make or maintain Eurodollar Rate Loans or to comply with the terms hereof in connection with Eurodollar Rate Loans, Agent shall promptly notify Borrower thereof and the right of Borrower to request additional Eurodollar Rate Loans, or that Eurodollar Rate Loans continue or that Prime Rate Loans be converted into Eurodollar Rate Loans shall cease, until such time as Agent, Lender, Reference Bank or the participant with Lender may again lawfully make and maintain Eurodollar Rate Loans. All Eurodollar Rate Loans shall be automatically converted to Prime Rate Loans upon such notice by Agent to Borrower. Borrower shall pay to Agent, upon demand by Agent (or Agent may, at its option, charge any loan account of Borrower) any amounts required to compensate Agent, Lender, the Reference Bank or any participant with Lender for any loss (excluding loss of anticipated profits), cost or expense incurred by such person as a result of the foregoing, including, without limitation, any such loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such person to make or maintain the Eurodollar Rate Loans or any portion thereof. A certificate of Agent setting forth the basis for the determination of such amount necessary to compensate Agent as aforesaid shall be delivered to Borrower and shall be conclusive, absent manifest error.

          (b) Borrower shall pay to Agent, upon demand by Agent (or Agent may, at its option, charge any loan account of Borrower) any amounts required to compensate Agent, Lender, Reference Bank or any participant with Lender for any loss, cost or expense incurred by such person as a result of any change in applicable law or regulation (or the interpretation or administration thereof) that shall (i) increase the costs to Agent, Lender, Reference Bank or any participant with Lender of making or maintaining any Eurodollar Rate Loans or
(b) reduce the amounts received or receivable by Agent, Lender, Reference Bank or any participant with Lender in respect thereof, including, without limitation, any such loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such person to make or maintain the Eurodollar Rate Loans or any portion thereof. If Agent shall demand compensation hereunder (or charge any loan account of Borrower), Borrower shall promptly pay such compensation, and Borrower may, at its option, no longer request that Lender thereafter make additional Eurodollar Rate Loans, continue Eurodollar Rate Loans or convert Prime Rate Loans into Eurodollar Rate Loans until the change giving rise to such increased costs ceases to be in effect, provided, that, the foregoing shall not affect the right of Agent, Lender or
--------  ----
Reference Bank to receive compensation hereunder. A certificate of Agent setting forth the basis for the determination of such amount necessary to compensate Agent as aforesaid shall be delivered to Borrower and shall be conclusive, absent manifest error.

          (c) If, on or prior to the determination of any Eurodollar Rate for any Interest Period, Agent shall have determined that the amount of such Eurodollar Rate Loan or such Eurodollar Rate for the Interest Period requested by Borrower are not generally available to Agent through the Reference Bank, or that the rate at which such Eurodollar Rate Loan is to be made will not adequately reflect the cost of making or maintaining Eurodollar Rate Loans for such Interest Period, or other reasonable means do not exist for ascertaining the applicable Eurodollar Rate, Agent shall give notice to Borrower and, so long as the circumstances giving rise to such determination continue to exist, the right of Borrower to request additional Eurodollar Rate Loans, or to continue any Eurodollar Rate Loans or to convert Prime Rate Loans into Eurodollar Rate Loans shall cease. If on or after any such determination by Agent, Borrower, on the last day(s) of the then current Interest Period(s) for then outstanding Eurodollar Rate

Loans, does not prepay such Loans, such Eurodollar Rate Loans shall convert into Prime Rate Loans.


Section 5.  COLLECTION; ADMINISTRATION; TERM
            --------------------------------

     5.1  Collection of Accounts.
          ----------------------

          (a) Borrower shall establish and maintain, at its expense, blocked accounts or lockboxes and related blocked accounts (in either case, "Blocked Accounts"), as Agent may specify, with such banks as are acceptable to Agent into which Borrower shall promptly deposit and direct its account debtors to directly remit all payments on Accounts and all payments constituting proceeds of Inventory or other Collateral in the identical form in which such payments are made, whether by cash, check or other manner. The banks at which the Blocked Accounts are established shall enter into an agreement, in form and substance satisfactory to Agent, providing that all items received or deposited in the Blocked Accounts are the property of Agent and Lender, that the depository bank has no lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the depository bank will wire, or otherwise transfer, in immediately available funds, on a daily basis, at such time as Agent shall direct, all funds received or deposited into the Blocked Accounts to such bank account of Agent as Agent may from time to time designate for such purpose ("Payment Account").

          (b) Agent shall instruct the depository banks at which the Blocked Accounts are maintained to transfer the funds on deposit in the Blocked Accounts to such operating bank account of Borrower as Borrower may specify in writing to Agent until such time as Agent shall notify the depository bank otherwise.
Agent may instruct the depository banks at which the Blocked Accounts are maintained to transfer all funds received or deposited into the Blocked Accounts to the Payment Account at any time that either: (i) an Event of Default, or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred, or (ii) Borrower shall have failed to deliver any Borrowing Base Certificate in accordance with the terms hereof, or
(iii) upon Agent's good faith belief, any information contained in any Borrowing Base Certificate is incomplete, inaccurate or misleading, or (iv) Excess Availability shall be less than ten (10%) percent of the Maximum Credit. In the event Agent shall instruct the depository banks at which the Blocked Accounts are maintained to so transfer funds to the Payment Account, Borrower shall pay Agent a collection charge equal to fifty (50%) percent of the amount of interest which would be payable by Borrower if for purposes of calculating interest funds received in payment of the Obligations were applied to the Obligations one (1) Business Day following the date of receipt of immediately available funds by Agent in the Payment Account.

          (c) Borrower agrees that all payments made to such Blocked Accounts or other funds received and collected by Agent, whether on the Accounts or as proceeds of Inventory or other Collateral or otherwise shall be the property of Agent and Lender. Borrower and any of its Affiliates shall, acting as trustee for Agent, receive, as the sole and exclusive property of Agent, any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Accounts or other Collateral which come into the possession or under the control of Borrower or any of its Affiliates immediately upon receipt thereof, Borrower shall remit the same or cause the same to be remitted, in kind, to Agent. Borrower agrees to reimburse Agent and Lender for any amounts paid to any bank at which a Blocked Account is maintained arising out of Agent's or Lender's indemnification of such bank against damages incurred by such bank in the operation of the Blocked Accounts or otherwise related thereto. This agreement of Borrower to reimburse Agent and Lender shall survive the termination or non-renewal of the Accounts Agreement or this Agreement.

     5.2  Borrowing Base Certificate.
          --------------------------

          (a) On the Business Day immediately preceding the Business Day on which Borrower requests that Agent make a Loan or establish a Credit, and in addition, twice each month on the fifteenth (15th) day of such month (or if not a Business Day, then the immediately following Business Day) and the last Business Day of such month, whether or not Borrower is requesting or has requested any Loans or Credits or more frequently at Borrower's option or as Lender may request, Borrower shall provide Agent a Borrowing Base Certificate setting forth Borrower's calculation of the Loans and Credits available to Borrower pursuant to the terms and conditions contained in the Accounts Agreement and herein as of the immediately preceding Business Day in the case of a Borrowing Base Certificate delivered to Agent other than on the fifteenth
(15th) day or last day of any month, or as of the last Business Day of the immediately preceding two (2) week period in the case of a Borrowing Base Certificate delivered to Agent on the fifteenth (15th) day or last day of the month, as the case may be, in each case, duly completed and executed by the chief financial officer or other appropriate financial officer of Borrower acceptable to Agent, together with all schedules required pursuant to the terms of the Borrowing Base Certificate duly completed (including, without limitation, a schedule of all Accounts created, collections received and credit memos issued for each day of the immediately preceding week); provided, that, without
                                                 --------  ----
limiting any other rights of Agent or Lender, upon Agent's request, Borrower shall provide Agent on a daily basis with a schedule of Accounts, collections received and credits issued and on a weekly basis with an inventory report in the event that at any time either: (i) an Event of Default, or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred, or (ii) Borrower shall have failed to deliver any Borrowing Base Certificate in accordance with the terms hereof, or
(iii) upon Agent's good faith belief, any information contained in any Borrowing Base Certificate is incomplete, inaccurate or misleading, or (iv) Excess Availability shall be less than ten (10%) percent of the Maximum Credit.

          (b) Nothing contained in any Borrowing Base Certificate shall be deemed to limit, impair or otherwise affect the rights of Agent contained herein and in the event of any conflict or inconsistency between the calculation of the Loans and Credits available to Borrower as set forth in any Borrowing Base Certificate and as determined by Agent, the determination of Agent shall govern and be conclusive and binding upon Borrower. Without limiting the foregoing, Borrower shall furnish to Agent any information which Agent may reasonably request regarding the determination and calculation of any of the amounts set forth in the Borrowing Base Certificate. If any of Borrower's records or reports of the Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, Borrower hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports and related documents to Agent and to follow Agent's instructions with respect to further services at any time that an Event of Default exists or has occurred.

          (c) Borrower shall promptly notify Agent in writing in the event that at any time: (i) the amount of Loans and Credits available to Borrower pursuant hereto is less than ninety (90%) percent of the amount of Loans and Credits available to Borrower pursuant hereto and reflected in the most recent prior Borrowing Base Certificate previously delivered by Borrower to Lender pursuant to Section 5.2(a) hereof, (ii) the Loans made by Agent to Borrower and/or Credits outstanding at such time exceed the amount of the Loans and Credits then available to Borrower under the terms hereof as a result of any decrease in the amount of Loans and Credits then available and the amount of such excess, or
(iii) Excess Availability is less than ten (10%) percent of the Maximum Credit as a result of any decrease in the amounts of Loans and Credits available to Borrower pursuant to the terms and conditions contained herein.

          (d) Borrower shall furnish or cause to be furnished to Agent such budgets, forecasts, projections and other information respecting the Collateral and the business of Borrower, as Agent may, from time to time, reasonably request. Agent is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of Borrower to any court or other government agency or to any participant or assignee or prospective participant or assignee.

     5.3  Term.
          ----

          (a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending the date three (3) years from the date hereof (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof. Lender or Borrower may terminate this Agreement and the other Financing Agreements effective on the Renewal Date or on the anniversary of the Renewal Date in any year by giving to the other party at least sixty (60) days prior written notice; provided, that,
                                                               --------  ----
this Agreement and all other Financing Agreements must be terminated simultaneously. Upon the effective date of termination or non-renewal of the Financing Agreements, Borrower shall pay to Agent, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Agent in such amounts as Agent determines are reasonably necessary to secure Agent and Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any contingent Obligations, including issued and outstanding Credits and checks or other payments provisionally credited to the Obligations and/or as to which Agent or Lender has not yet received final and indefeasible payment. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Agent, as Agent may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next Business Day, if the amounts so paid by Borrower to the bank account designated by Agent are received in such bank account later than 12:00 noon, New York City time.

          (b) No termination of this Agreement or the other Financing Agreements shall relieve or discharge Borrower of its respective duties, obligations and covenants under this Agreement or the other Financing Agreements until all Obligations have been fully and finally discharged and paid, and Agent's continuing security interest in the Collateral and the rights and remedies of Agent and Lender hereunder, under the other Financing Agreements and applicable law, shall remain in effect until all such Obligations have been fully and finally discharged and paid.


Section 6.  AMENDMENTS TO EXISTING AGREEMENTS
            ---------------------------------

     6.1  Loans.  Section 2.1 of the Accounts Agreement is hereby deleted in its
          -----
entirety and the following substituted therefor:  "Intentionally deleted".

     6.2  Interest and Fees.  Sections 3.1, 3.2, 3.5 and 3.6 of the Accounts
          -----------------
Agreement are each hereby deleted in their entirety and the following substituted therefor: "Intentionally deleted".

     6.3  Collection and Administration.  Section 5.1 of the Account Agreement
          -----------------------------
is hereby deleted in its entirety and the following substituted therefor:
"Intentionally deleted".

     6.4  Events of Default.  Section 8.1(g) of the Accounts Agreement is hereby
          -----------------
deleted in its entirety and the following substituted therefor: "Intentionally omitted."

     6.5  Remedies.  Section 8.2 of the Accounts Agreement is hereby deleted in
          --------
its entirety and the following substituted therefor:  "Intentionally omitted."

     6.6  Termination.  Sections 9.1 and 9.2 of the Accounts Agreement are
          -----------
hereby deleted and the following substituted therefor:  "Intentionally deleted".

     6.7  Exhibits.  Exhibit A to the Inventory Security Agreement Supplement to
          --------
Accounts Financing Agreement [Security Agreement], dated January 29, 1993, between Borrower and Lender and Exhibit A to the Trade Financing Agreement Supplement to Accounts Financing Agreement [Security Agreement], dated January 29, 1993, by Borrower in favor of Lender are each hereby replaced and superseded in their entirety by Schedule 6.7 hereto.

     6.8  Credits.  Section 1.5 and 1.8 of the Trade Financing Agreement
          -------
Supplement to Accounts Financing Agreement [Security Agreement], dated January 29, 1993, by Borrower in favor of Lender are each hereby deleted in their entirety and the following substituted therefor: "Intentionally deleted".


Section 7.  ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS
            ----------------------------------------------------

     In addition to the representations, warranties and covenants contained in the Accounts Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants to Agent and Lender the following, the truth and accuracy of which are, and compliance with being, a continuing condition of the making of Loans and providing Credits to Borrower by Agent or Lender under the Accounts Agreement or hereunder:

     7.1  Subsidiaries.  Borrower does not have any Subsidiaries as of the date
          ------------
hereof except for PNY France and P.N.Y. Electronics GmbH. Borrower shall not form or acquire any other Subsidiaries without the prior written consent of Agent.

     7.2  Indebtedness.  Borrower shall not create, incur, assume or permit to
          ------------
exist, contingently or otherwise, any Indebtedness, except:

          (a) Indebtedness to Lender and to Agent;

          (b) Indebtedness consisting of unsecured current liabilities incurred in the ordinary course of its business which are not unpaid after their original or extended due dates;

          (c) Indebtedness incurred in the ordinary course of its business secured only by liens permitted under Sections 7.3(b), 7.3(c) and 7.3(d) hereof;

          (d) the contingent Indebtedness permitted under Section 7.6(c) hereof;

          (e) the unsecured Indebtedness of Borrower to Shareholder evidenced by the Subordinated Notes as in effect on the date of the execution thereof, which Indebtedness is subject and subordinate in right of payment to the right of Agent and Lender to receive the prior full and final payment of all of the Obligations; provided that: (i) the aggregate principal amount of such
             -------- ----
indebtedness thereunder shall not exceed $20,140,000, subject to adjustment as provided in the Subordinated Notes (as in effect on the date of the execution thereof), less all repayments of principal in respect thereof, plus interest thereon at the rate set forth in the Subordinated Notes as in effect on the date of the execution thereof, (ii) Agent shall have received true, correct and complete copies of the Subordinated Notes and all agreements, documents and instruments evidencing or otherwise related to such indebtedness, (iii) the Obligations shall at all times constitute "Senior Indebtedness" and "Designated Senior Indebtedness" as such terms are defined in the Subordinated Notes, (iv) there shall not be any other "Designated Senior Indebtedness" as such term is defined in the Subordinated Notes, (v) Borrower shall not, directly or indirectly, make any payments in respect of such Indebtedness, including, but not limited to, any prepayments or other nonmandatory payments, except, that,
                                                                ------  ----
Borrower may make mandatory prepayments of principal required as a result of an initial public offering of the common stock of Borrower and regularly scheduled payments of interest in accordance with the terms of the Subordinated Notes as in effect on the date of the execution thereof, provided, that, (A) in the event
                                                --------  ----
that any of the Obligations are not paid when due (whether at maturity, by acceleration, by mandatory prepayment or otherwise) and such payment default is not cured or waived in writing, then no such payments shall be made in respect of such Indebtedness, and (B) upon the occurrence of any Event of Default, other than a payment default, then no payments shall be made in respect of such Indebtedness for a period commencing on the date of written notice from at least a majority in outstanding principal amount of Designated Senior Indebtedness, as such term is defined in the Subordinated Notes, of such other Event of Default and ending on the earlier of one hundred seventy-five (175) days after such date or all Obligations have been finally paid and satisfied in full, (vi) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of the Subordinated Notes or any agreement, document or instrument related thereto, except, that, Borrower may, after not less than ten
                            ------  ----
(10) Business Days prior written notice to Lender, amend, modify, alter or change the terms thereof so long as: (1) either (aa) such amendment, modification, alteration or change does not in any manner adversely affect Lender or any rights of Lender as determined in good faith by Lender or (bb) Lender has consented in writing to such amendment, modification, alteration or change and (2) such amendment, modification, alteration or change does not relate to the terms of payment of the Indebtedness evidenced thereby, the maturity date or amortization of such Indebtedness, the amount of such Indebtedness, the terms of the subordination of such Indebtedness, the interest rate or any fees or charges or any collateral with respect thereto or make any terms thereof more restrictive or burdensome than as in effect on the date hereof, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (vii) Borrower shall furnish to Agent all notices, demands or other materials in connection with such indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be;

          (f) the unsecured Indebtedness of Borrower arising after the date hereof evidenced by promissory notes made by Borrower payable to the holders of the Series A Preferred Stock in satisfaction of the mandatory dividends required to be paid by Borrower to such holders in accordance with the terms thereof (as in effect on the date hereof), which Indebtedness shall be subject and subordinate in right of payment to the right of Agent and Lender to receive the prior full and final payment of all of the Obligations; provided, that, (i) in
                                                        --------  ----
no event shall such Indebtedness constitute "Senior Indebtedness" or "Designated Senior Indebtedness" as such terms are defined in the Subordinated Notes, (ii) Lender shall have received not less than ten (10) Business Days prior written notice of the intention of Borrower to incur such Indebtedness, (iii) Lender shall receive, promptly upon its or their issuance, true, correct and complete copies of any and all promissory notes issued by Borrower to evidence such Indebtedness, (iv) on the date of incurring such Indebtedness and issuing such notes, and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred, (v) the terms of such Indebtedness and the terms of the subordination of such Indebtedness to the right of Agent and Lender to receive the prior full and final payment of all of the Obligations shall be in all respects in form and substance identical to those contained in the Subordinated Notes (except as otherwise required hereunder) or otherwise satisfactory to Agent and Lender, (vi) in no event shall Borrower make or be required to make any payments in respect of such Indebtedness unless as of the date of such payment and after giving effect thereto, Excess Availability shall be not less than $5,000,000, (vii) Borrower shall not directly or indirectly (A) amend, modify, alter or change the terms of the Series A Preferred Stock or any promissory notes issued to evidence the Indebtedness permitted hereunder or any agreement or instrument related thereto, except, that, Borrower may, after not
                                         ------  ----
less than ten (10) Business Days prior written notice to Lender, amend, modify, alter or change the terms thereof so long as: (1) either (aa) such amendment, modification, alteration or change does not in any manner adversely affect Lender or any rights of Lender as determined in good faith by Lender or (bb) Lender has consented in writing to such amendment, modification, alteration or change, and (2) such amendment, modification, alteration or change does not relate to the terms of payment of the Indebtedness evidenced thereby, the maturity date or amortization of such Indebtedness, the amount of such Indebtedness, the terms of the subordination of such Indebtedness, the interest rate or any fees or charges or any collateral with respect thereto or make any terms thereof more restrictive or burdensome than as in effect on the date hereof, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (viii) Borrower shall furnish to Agent all notices, demands or other materials concerning such Indebtedness, promptly after receipt thereof or sent by it or on its behalf concurrently with the sending thereof, as the case may be;

          (g)  Indebtedness existing on the date hereof which is described on
Schedule 7.2 hereto; provided, that: (i) Borrower may only make regularly
                     --------  ----
scheduled payments of principal and interest in respect of such Indebtedness as set forth in Schedule 7.2, (ii) Borrower shall not, directly or indirectly, (A) make any prepayments or other non-mandatory payments in respect of such Indebtedness or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, or (C) amend, modify, alter or change the terms of such Indebtedness or any agreement or instrument related thereto, and (iii) Borrower shall furnish to Agent all notices, demands or other materials concerning such Indebtedness, promptly after receipt thereof or sent by it or on its behalf concurrently with the sending thereof, as the case may be.

     7.3   Limitation on Liens.  Borrower shall not create or suffer to exist
           -------------------
any mortgage, pledge, security interest, lien, encumbrance, defect in title or restriction upon the use of its real or personal properties, whether now owned or hereafter acquired, except:

           (a) the liens or security interests in favor of Agent;

           (b) tax, mechanics and other like statutory liens arising in the ordinary course of Borrower's business to the extent (i) such liens secure Indebtedness which is not overdue or (ii) until foreclosure or similar proceedings shall have been commenced, such liens secure Indebtedness relating to claims or liabilities which are being contested in good faith by appropriate proceedings available to Borrower prior to the commencement of foreclosure or other similar proceedings and are adequately escrowed for or reserved against in Agent's judgment;

           (c) purchase money mortgages or other purchase money liens or security interests upon any specific fixed assets hereafter acquired, or mortgages, liens or security interests existing on any such future fixed assets at the time of acquisition thereof (including, without limitation, capitalized or finance leases), provided, that, (i) the Indebtedness secured by such
                    --------  ----
mortgages, liens or security interests outstanding at any one time shall not exceed $3,000,000 in the aggregate, (ii) no such purchase money or other mortgage, lien or security interest (or capitalized or finance lease, as the case may be) with respect to specific future fixed assets or as refinanced shall extend to or cover any other property, other than the specific fixed assets so acquired, or acquired subject to such mortgage, lien or security interest (or lease) and the proceeds thereof, (iii) such mortgage, lien or security interest only secures the obligation to pay the purchase price of such specific fixed assets (or the obligations under the capitalized or finance lease), and (iv) the principal amount secured thereby shall not exceed one hundred (100%) percent of the cost of the fixed assets so acquired; and

           (d) the existing liens, encumbrances or security interests described on Schedule 7.3 hereto.

     7.4   Dividends. Borrower shall not, directly or indirectly, declare or pay
           ---------
any dividends on account of any shares of any class of capital stock of Borrower now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than stock or apply or set apart any sums, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing; except, that, Borrower may:
                                                     ------  ----

          (a) declare and pay mandatory dividends required under the terms of the Series A Preferred Stock as in effect on the date hereof pursuant to (i) the issuance of subordinated promissory notes to the holders of such Series A Preferred Stock to the extent permitted under Section 7.2(f) above or (ii) the forgiveness of the Indebtedness owed to Borrower by the holders of the Series A Preferred Stock arising pursuant to the loans by Borrower to such holders permitted under Section 7.6(c) below, and

          (b) purchase or redeem shares of Common Stock or Series A Preferred Stock of Borrower from any party to the Stockholder Agreement pursuant to
Section 4 thereof (as in effect on the date hereof) or purchase or redeem Common Stock or Series A Preferred Stock of Borrower pursuant to Sections 2.2, 2.4, 2.5 and 2.6 of the Management Stockholder Agreement (as in effect on the date hereof), or purchase or redeem shares of Common Stock or Series A Preferred Stock of Borrower pursuant to the Unwind Agreements (as in effect on the date hereof), provided, that as to each such purchase or redemption all of the
         --------  ----
following conditions are satisfied as determined by Agent: (i) as of the date of such purchase or redemption and after giving effect thereto, no Event of Default, or act, condition, or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred, (ii) Lender shall have received not less than ten (10) Business Days prior written notice of the intention of Borrower to purchase or redeem such Common Stock or Series A Preferred Stock, which notice shall specify in reasonable detail acceptable to Agent, the party from whom such Common Stock or Series A Preferred Stock is being purchased, the amount which Borrower is paying for the Common Stock or Series A Preferred Stock to be purchased or redeemed, the anticipated date of such purchase or redemption, the agreement pursuant to which Borrower is purchasing or redeeming such shares and such other information with respect thereto as Lender may reasonably request, (iii) as of the date of any such purchase or redemption and after giving effect thereto, Excess Availability shall be not less than $5,000,000, except to the extent that the amount paid by
                                   ------
Borrower to purchase or redeem such Common Stock or Series A Preferred Stock is equal to or less than the amount of cash or other immediately available funds which was previously paid by the holder of such stock to Borrower to purchase the stock then being purchased or redeemed by Borrower, (iv) Borrower shall not, directly or indirectly, amend, modify, alter or change any of the terms of the Stockholder Agreement, the Management Stockholder Agreement or the Unwind Agreements or any agreement or instrument related thereto, except, that,
                                                           ------  ----
Borrower may, after not less than ten (10) Business Days prior written notice to Lender, amend, modify, alter or change the terms thereof so long as: (A) either
(1) such amendment, modification,
alteration or change does not in any manner adversely affect Lender or any rights of Lender as determined in good faith by Lender or (2) Lender has consented in writing to such amendment or modification, and (B) such amendment, modification, alteration or change does not in any way relate to the terms of any purchases, dividends, redemptions, or other payments by Borrower in respect of any Common Stock or Series A Preferred Stock or under the terms of such agreements or instruments, or make any terms thereof more restrictive or burdensome than as in effect on the date hereof.

     7.5  Transactions with Affiliates.
          ----------------------------

          (a) Borrower shall not, directly or indirectly, purchase, acquire or lease any property or receive any goods or services from, or sell, transfer or lease any property or services to, any Affiliate of Borrower, except for
                                                              ------ ---

          (i) such transactions on terms no less favorable to Borrower than would have been obtained in an arm's length transaction with a person who is not an Affiliate,

          (ii) the arrangements of Borrower with PNY France (or any other substantially wholly-owned foreign subsidiary of Borrower, provided, that,
                                                           --------  ----
nothing contained herein shall be construed to constitute the consent of Agent or Lender to the formation or acquisition of such foreign subsidiary) pursuant to which PNY France or such other foreign subsidiary shall purchase semiconductor chips and other related components and materials for Borrower as the purchasing agent of Borrower in accordance with the terms of the Commissionaire Agreement, dated January 1, 1996, between PNY France and Borrower (as in effect on the date hereof) or an agreement containing substantially similar terms with such other foreign subsidiary,

          (iii) sales by Borrower from time to time to PNY France or any other substantially wholly-owned foreign subsidiary of Borrower (provided, that,
                                                           --------  ----
nothing contained herein shall be construed to constitute the consent of Agent or Lender to the formation or acquisition of such foreign subsidiary) of inventory of Borrower in accordance with the terms of the Purchase and Sale Agreement, dated as of January 1, 1996, between Borrower and PNY France or an agreement containing substantially similar terms with such other foreign subsidiary,

          (iv) sales of equipment by Borrower to PNY France or any other substantially wholly-owned foreign subsidiary of Borrower (provided, that,
                                                           --------  ----
nothing contained herein shall be construed to constitute the consent of Agent or Lender to the formation or acquisition of such foreign subsidiary) on terms and at a price determined by Borrower to be reasonable, provided, that, (A) PNY
                                                        --------  ----
France or such other foreign subsidiary shall pay for such equipment in cash or other immediately available funds within ninety (90) days after the sale or other transfer of such equipment by Borrower to PNY France or such other foreign subsidiary, (B) the amount so paid by PNY France or such other subsidiary to Borrower for such equipment shall be not less than the total consideration paid for such equipment by Borrower and (C) nothing contained herein shall be construed to constitute the consent of Agent or Lender to the formation or acquisition of such subsidiary.

          (b) Borrower shall, not directly or indirectly, make any payment of management fees or the principal amount of or interest on any Indebtedness owing to any Affiliate of Borrower, except, that, (i) Borrower may forgive
                              ------  ----
Indebtedness owed to Borrower by the holders of the Series A Preferred Stock to the extent permitted in Section 7.4(a)(ii) above and (ii) in the event Borrower or any of the Management Stockholders shall elect to exercise his or her option under the Unwind Agreements in accordance with the terms thereof (as in effect on the date hereof) to require Borrower to repay amounts paid by such Management Stockholder to Borrower under the Subscription Agreement between Borrower and such Management Stockholder, Borrower may make such payments; provided, that,
                                                              --------  ----
such options shall only remain in effect until March 31, 1996.

     7.6  Loans, Investments, Guaranties, Etc.  Borrower shall not, directly or
          ------------------------------------
indirectly, make any loans or advance money or property to any Person, or invest in (by capital contribution or otherwise) or purchase or repurchase the stock or Indebtedness or all or a substantial part of the assets or property of any Person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the Indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing, except:
                                                   ------

          (a) loans by Borrower to Shareholder, provided, that: (i) in no event
                                                --------  ----
shall the amount of the loans by Borrower to Shareholder exceed the amount of $300,000 and (ii) the Indebtedness of Shareholder to Borrower arising pursuant to such loans is not and shall not be evidenced by any promissory note or other instrument, unless the original of such note or instrument is immediately upon the reasonable request of Agent delivered to Agent duly endorsed and assigned by Borrower to Agent;

          (b) loans by Borrower to employees of Borrower other than Shareholder, provided, that: (i) in no event shall the aggregate amount of the loans by
--------  ----
Borrower to employees of Borrower other than Shareholder (other than loans to employees permitted under Section 7.6(c) below) exceed the amount of $300,000 and (ii) the Indebtedness of each of such employees to Borrower arising pursuant to such loans is not and shall not be evidenced by any promissory note or other instrument, unless the original of such note or other instrument is immediately upon the reasonable request of Agent delivered to Agent, duly endorsed and assigned by Borrower to Agent;

          (c) loans by Borrower to any of the Management Stockholders, provided, that, (i) all of the proceeds of such loans shall be used by such
--------  ----
Management Stockholder only to pay to Borrower the purchase price for shares of Series A Preferred Stock, (ii) on the date of any such loan and after giving effect thereto, no Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of default shall exist or have occurred, (iii) Borrower shall not be required to transfer any cash or other immediately available funds (or any equivalent) to or for the benefit of such Management Stockholder in connection with such loans, (iv) Borrower shall not, and shall not be required to, make any payments in cash or cash equivalents in respect of such shares of Series A Preferred Stock (including, but not limited to, dividends, repurchases or redemptions) unless as of the date of any such payment and after giving effect thereto, Excess Availability shall be not less than $5,000,000, and (v) the Indebtedness of such Management Stockholder to Borrower arising pursuant to such loans is not and shall not be evidenced by any promissory note or other instrument, unless the original of such note or other instrument is immediately upon the reasonable request of Agent delivered to Agent, duly endorsed and assigned by Borrower to Agent;

          (d)  loans by Borrower to PNY France, provided, that:  (i) in no event
                                                --------  ----
shall the amount of the loans by Borrower to PNY France exceed the aggregate principal amount of $1,700,000 and (ii) the Indebtedness of PNY France to Borrower arising pursuant to such loan is not and shall not be evidenced by any promissory note or other instrument, unless the original of such note or other instrument is immediately upon the reasonable request of Agent delivered to Agent, duly endorsed and assigned by Borrower to Agent;

          (e) Credits established for the account of Borrower in connection with the business of or for the use or benefit of PNY France or any other substantially wholly-owned foreign subsidiary of Borrower (provided, that,
                                                           --------  ----
nothing contained herein shall be construed to constitute the consent of Agent or Lender to the formation or acquisition of such foreign subsidiary); provided,
                                                                       --------
that, (i) such Credits shall be issued in accordance with the terms hereof and
----
the other Financing Agreements and (ii) in no event shall the aggregate face amount of all such Credits outstanding at any time exceed $5,000,000;

          (f) cash equity capital contributions after the date hereof by Borrower to P.N.Y. Electronics GmbH; provided, that, (i) Agent shall have
                                     --------  ----
received not less than ten (10) Business Days prior written notice of the intention of Borrower to make any such capital contribution, which notice shall specify the date and amount of such contribution, (ii) on the date of any such capital contribution and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred, and
(iii) the aggregate amount of such capital contributions shall not exceed $400,000;

          (g) the endorsement of instruments for collection or deposit in the ordinary course of business; and

          (h) after written notice thereof to Agent, investments in the following instruments, which shall be pledged and delivered to Agent upon Agent's request, (i) marketable obligations issued or guaranteed by the United States of America or an instrumentality or agency thereof, maturing not more than one (1) year after the date of acquisition thereof, (ii) certificates of deposit or other obligations maturing not more than one (1) year after the date of acquisition thereof issued by any bank or trust company organized under the laws of and located in the United States of America or any State thereof and having capital, surplus and undivided profits of at least $50,000,000, and (iii) open market commercial paper with a maturity not in excess of two hundred seventy (270) days from the date of acquisition thereof which have the highest credit rating by either Standard & Poor's Corporation or Moody's Investors Service, Inc.

     7.7  Environmental Compliance.
          ------------------------

          (a   Borrower has not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any hazardous materials, on or off Borrower's premises (whether or not owned by it) in any manner which at any time violates any applicable statute, rule or regulation relating to environmental pollution and employee health and safety, or any license, permit, certificate, approval or similar authorization thereunder and the operations of Borrower comply in all material respects with all such statutes, rules and regulations and all licenses, permits, certificates, approvals and similar authorizations thereunder.

          (b   There is no pending or threatened investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person with respect to any alleged non-compliance with or violation of the requirements of any statute, rule or regulation relating to environmental pollution and employee health and safety, by Borrower or the release, spill or discharge, threatened or actual, of any hazardous material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any hazardous materials or any other environmental, health or safety matter, which materially and adversely affects Borrower or its business, operations or assets or any properties at which Borrower transported, stored or disposed of any hazardous materials.

          (c   Borrower has no material liability (contingent or otherwise) in connection with hazardous materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any hazardous materials.

          (d   Borrower has all licenses, permits, certificates, approvals or similar authorizations required to be obtained or filed in connection with the operations of Borrower under any statute, rule or regulation relating to environmental pollution and employee health and safety, and all of such licenses, permits, certificates, approvals or similar authorizations are valid and in full force and effect.

     7.8  Compliance with Laws, Regulations, Etc.  Borrower shall at all times
          ---------------------------------------
comply in all material respects with all applicable provisions of laws, rules, regulations, licenses, permits, approvals and orders and duly observe all requirements, of any foreign, federal, state or local governmental authority, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended, the Internal Revenue Code of 1986, as amended, the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended and the rules and regulations thereunder and all other statutes, rules, regulations, orders, permits and stipulations relating to environmental pollution and employee health and safety, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended and the Resource Conservation and Recovery Act of 1976 and any similar state or local statutes with respect thereto.

     7.9  Adjusted Tangible Net Worth.  Borrower shall not permit Adjusted
          ---------------------------
Tangible Net Worth for the periods stated below to be less than the amount specified below for such period:

                                         Adjusted Tangible
          Period                             Net Worth
          ------                         -----------------

     (a   From the date hereof

            through March 31, 1996       $14,008,000 (or if less, the amount
                                         equal to eighty (80%) percent of the
                                         Adjusted Tangible Net Worth for
                                         Borrower on a stand-alone basis as at
                                         December 31, 1995 calculated based on
                                         the audited financial statements of
                                         Borrower delivered to Agent pursuant to
                                         Section 7.11(a)(i))

     (b   From April 1, 1996
            through June 30, 1996         17,669,000

     (c   From July 1, 1996
            through September 30, 1996    20,897,000

     (d   From October 1, 1996
            through December 31, 1996     24,448,000

     (e   From January 1, 1996
            through March 31, 1997        26,415,000

     (f   From April 1, 1997
            through June 30, 1997         30,801,000

     (g   From July 1, 1997
            through August 31, 1997       36,589,000

     (h   From September 1, 1997 and
            at all times thereafter       42,568,000


     7.10  Interest Coverage Ratio.  Borrower shall not permit the Interest
           -----------------------
Coverage Ratio to be less than 3.00 to 1 for any fiscal quarter commencing with the fiscal quarter ending June 30, 1996.

     7.11  Financial Statements and Other Information.
           ------------------------------------------

           (a Borrower shall promptly furnish to Agent and Lender all such financial and other information as Agent and Lender shall reasonably request relating to the Collateral and the assets, businesses and operations of Borrower, and notify the auditors and accountants of Borrower that Agent and Lender are authorized to obtain such information directly from them. Without limiting the foregoing, Borrower shall furnish to Agent and Lender, in such detail as they shall request, the following:

          (i) As soon as available, but in any event not later than one hundred twenty (120) days after the close of each fiscal year, audited consolidated financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity) for Borrower and its Subsidiaries for such fiscal year, and the accompanying notes thereto, and unaudited consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity) for Borrower and its Subsidiaries for such fiscal year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous fiscal year, all in reasonable detail, fairly presenting the financial position and the results of operations of Borrower and its Subsidiaries as at the date thereof and for the fiscal year then ended, and prepared in accordance with GAAP consistently applied. Such audited consolidated statements of Borrower and its Subsidiaries shall be examined in accordance with generally accepted auditing standards by and accompanied by a report thereon unqualified as to scope of independent certified public accountants selected by Borrower and satisfactory to Agent and Lender.

          (ii)  As soon as available, but in any event not later than forty-five
(45) days after the close of each fiscal quarter other than the fourth quarter of a fiscal year, consolidated and consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity) for Borrower and its Subsidiaries as at the end of such quarter, and for the period from the beginning of the fiscal year to the end of such quarter, together with the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and results of operation of Borrower and its Subsidiaries as at the date thereof and for such periods, prepared in accordance with GAAP consistently applied. Such statements shall be certified to be correct by the chief financial officer of Borrower to the best of his knowledge, subject to normal year-end adjustments.

          (iii) With each of the audited financial statements delivered pursuant to Section 7.11(a)(i) above, a certificate of the independent certified public accountants that examined such statements to the effect that they have reviewed and are familiar with the Financing Agreements and that, in examining such financial statements, they did not become aware of any fact or condition of a financial or accounting nature which then constituted an Event of Default, except for those, if any, described in reasonable detail in such certificate.

     (b   Borrower shall promptly notify Agent in writing of any material loss, damage, investigation, action, suit, proceeding or claim relating to the collateral or which might result in any material adverse change in its business, properties, assets, goodwill or condition, financial or otherwise.

     (c   Borrower shall promptly provide Agent and Lender such budgets, forecasts, projections and other information respecting the business operations and financial or other condition of Borrower and its Subsidiaries, as Agent and Lender may, from time to time, reasonably request.

     7.12 Use of Proceeds and Other Financial Accommodations. All Loans, Credits
          --------------------------------------------------
and other financial accommodations provided by Agent or Lender to Borrower pursuant to the Accounts Agreement, this Agreement and the other Financing Agreements shall be used by Borrower for general operating and working capital purposes of Borrower and such other purposes as are permitted hereunder.

     7.13 Reserves. Without limiting any other rights or remedies of Agent under
          --------
the other Financing Agreements, all Loans made or otherwise available to Borrower from Agent or Lender hereunder shall be subject to Agent's continuing right, in its discretion exercised in good faith, to establish reserves reducing the amount of the Loans which Agent would otherwise determine to make available to Borrower, and to increase and decrease such reserves from time to time, if and to the extent that, in Agent's discretion exercised in good faith, Agent believes such reserve is necessary to protect Agent against possible non-payment for any reason by any Account Debtor, possible non-payment of any Indebtedness owed by Borrower to third parties, or in respect of any state of facts which does or would, with the passage of time or notice or both, constitute an Event of Default under any of the Financing Agreements or for any other reason.

Section 8.  ADDITIONAL EVENTS OF DEFAULT AND REMEDIES
            -----------------------------------------

     8.1   Additional Events of Default.  In addition to the Events of Default
           ----------------------------
set forth in the Accounts Agreement or other Financing Agreements, the occurrence of any one or more of the following shall constitute an "Event of Default" under the Accounts Agreement, including all supplements thereto, and the other Financing Agreements:

           (a   Borrower or any guarantor, endorser or other person liable on the Obligations shall default in the payment of any amounts at any time due on any Indebtedness owed by it to any Person other than Lender for borrowed money or due under or in connection with any capitalized lease obligations, contingent Indebtedness in connection with any guarantee, letter of credit, indemnity or similar type of instrument in favor of any person other than Lender, or shall be in default under any of the other terms or covenants of any evidence of such Indebtedness or of any mortgage, security agreement, indenture, note, pledge or other agreement relating thereto or securing such Indebtedness or, if Borrower or any guarantor, endorser or other person liable on the Obligations shall default under any other material contract, lease, license or other agreement with any person other than Lender if such default results in or causes, or has a reasonable likelihood of resulting in or causing, a material adverse change in
(i) the condition (financial or otherwise), business, performance, operations or properties of Borrower, (ii) the legality, validity or enforceability of this Agreement or any of the other Financing Agreements, (iii) the perfection or priority of the security interests or liens of Agent on behalf of Lender in the Collateral, (iv) the ability of Borrower to repay the Obligations or of Borrower to perform its obligations under this Agreement or any of the other Financing Agreements, or (v) the rights and remedies of Lender under this Agreement or any of the other Financing Agreements; or

           (b   the Shareholder dies; or

           (c   the occurrence of an event of default under any other agreement, document or instrument at any time executed and/delivered to, with or in favor of Agent by Borrower or any other person liable on the Obligations, including, without limitation, any of the other Financing Agreements.

     8.2   Additional Remedies.
           -------------------

           (a   At any time an Event of Default exists or has occurred and is continuing, Lender shall have the right (in addition to any other rights Lender may have under this Agreement, any of the other Financing Agreements or otherwise) without further notice to Borrower, to appropriate, set off and apply to the payment of any or all of the Obligations, any or all Collateral, in such manner as Lender shall in its sole discretion determine, to enforce payment of any Collateral, to settle, compromise or release in whole or in part, any amounts owing on the Collateral, to prosecute any action, suit or proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustments with respect thereto, to issue credits in the name of Lender or Borrower, to sell, assign and deliver the Collateral (or any part thereof), at public or private sale, at broker's board, for cash upon credit or otherwise, at Lender's sole option and discretion, and Lender may bid or become purchaser at any such sale, if public, free from any right of redemption which is hereby expressly waived.

          (b   Without limiting any rights or remedies of Agent or Lender at any time on or after an Event of Default pursuant to the other Financing Agreements or applicable law, Agent may, at its option, cure any default by Borrower under any agreement, law, regulation, permit, license or approval with, or issued or promulgated by, any Person, which constitutes, or with notice or passage of time or both would constitute an Event of Default hereunder or under any of the other Financing Agreements, or pay or bond on appeal any judgment, order, directive, claim or citation entered or made against Borrower (irrespective of the amount of said judgment or the time elapsed since entry thereof) and charge Borrower's account therefor, such amounts to be repayable by Borrower to Agent on demand, together with interest thereon at the rate of interest then payable by Borrower on the Obligations, provided, however, Agent shall be under no obligation to
                    --------
effect such cure, payment or bonding and shall not, by making any payment for Borrower's account, be deemed to have assumed any obligation or liability of Borrower or any such Affiliate.


Section 9.  MISCELLANEOUS
            -------------

     9.1  Effect of this Amendment.  Except as modified pursuant hereto, no
          ------------------------
other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Financing Agreements, the terms of this Agreement shall control.

     9.2  Further Assurances.  The parties hereto shall execute and deliver such
          ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

     9.3  Governing Law.  The rights and obligations hereunder of each of the
          -------------
parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

     9.4  Binding Effect.  This Agreement shall be binding upon and inure to the
          --------------
benefit of each of the parties hereto and their respective successors and assigns.

     9.5  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                              P.N.Y. ELECTRONICS, INC.


                              By: /s/ GADI COHEN
                                 -------------------------

                              Title: President
                                    ----------------------


CONGRESS FINANCIAL CORPORATION,
in its capacity as Agent


By: /s/ ILLEGIBLE
   ----------------------------

Title: Assistant Vice President
      -------------------------

CORESTATES BANK, N.A.


By: /s/ ILLEGIBLE
   ----------------------------

Title: Vice President
      -------------------------

                                  EXHIBIT A

                          ACCOUNTS FINANCING AGREEMENT

                              [SECURITY AGREEMENT]



                                    BETWEEN



                         CONGRESS FINANCIAL CORPORATION
                          1133 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036




                                      AND



                           P.N.Y. ELECTRONICS, INC.
-------------------------------------------------------------------------------
                               (NAME OF CLIENT)


                              200 Anderson Avenue
--------------------------------------------------------------------------------
                               (STREET ADDRESS)


                          Moonachie, New Jersey 07074
--------------------------------------------------------------------------------
                (CITY)                                  (STATE)

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York  10036

Gentlemen:

     This Agreement states the terms and conditions upon which, effective as of the date of acceptance by you, we may obtain loans and other financial accommodations from you for our general corporate and business purposes upon the security referred to herein. We shall be, if two or more, in number, jointly and severally bound hereunder.

Section 1.  DEFINITIONS.

     1.1. All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code ("UCC") shall have the meanings given therein, unless otherwise defined in this Agreement, and all references to the plural herein shall also mean the singular.

     1.2. "Accounts" shall mean all of our present and future accounts, contract rights, general intangibles, chattel paper, documents and instruments, as such terms are defined in the UCC, including, without limitation, all obligations for the payment of money arising out of our sale, lease or other disposition of goods or other property or rendition of services.

     1.3. "Account Debtor" shall mean each debtor or obligor in any way obligated on or in connection with any Account.

     1.4.  "Collateral" shall have the meaning set forth in Section 4.1 hereof.

     1.5. "Eligible Accounts" shall have the meaning set forth in the Covenant Supplement hereto.

     1.6. "Events of Default" shall have the meaning set forth in Section 8.1 hereof.

     1.7.  "Maximum Credit" shall mean the amount of $15,000,000.

     1.8. "Net Amount of Eligible Accounts" shall mean the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

     1.9. "Obligations" shall mean any and all loans, indebtedness, liabilities and obligations of any kind owing by us to you, however evidenced, whether as principal, guarantor or otherwise, whether arising under this Agreement, any supplement hereto, or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or acquired from others (including, without limitation, your participations or interests in our obligations to others) and including, without limitation, your charges, commissions, interest, expenses, costs and attorneys' fees chargeable to us in connection with all of the foregoing.

     1.10.  "Records" shall have the meaning set forth in Section 4.1(f) hereof.

     1.11. "Renewal Date" shall have the meaning set forth in Section 9.1 hereof.

Section 2.  LOANS.

     2.1. You shall, in your discretion, make loans to us from time to time, at our request, of up to eighty-five percent (85%) of the Net Amount of Eligible Accounts (or such greater or lesser percentage thereof as you shall in your sole discretion determine from time to time).

     2.2. All loans shall be charged to a loan account in our name on your books. You shall render to us each month a statement of our loan account which shall be considered correct and deemed accepted by, and conclusively binding upon, us as an account stated, except to the extent that you receive a written notice of any specific exceptions by us thereto within thirty (30) days after the date of such statement.

     2.3. Except in your sole discretion, the outstanding aggregate principal amount of all loans by you to us hereunder, under any supplement hereto or evidenced by any promissory note, and the outstanding amount of any other financial accommodations provided by you to us under any supplement hereto, shall not exceed the Maximum Credit at any time. Without limiting your right to demand payment of the Obligations, or any portion thereof, in accordance with any other terms of this Agreement, or any supplement hereto, in the event that the outstanding aggregate principal amount of loans by you to us exceeds the Maximum Credit or the formula set forth in Section 2.1 hereof, we shall remain liable therefor and the entire amount of such excess(es) shall, at your option, become immediately due and payable, upon your demand.

     2.4. At your option, all principal, interest, fees, commissions, costs, expenses or other charges with respect to this Agreement or any supplement hereto (all of which shall be cumulative and not exclusive) and any and all loans and advances by you to us may be charged directly to our account maintained by you.

     2.5. All loans shall be payable at your office specified above or at such other place as you may hereafter designate from time to time and, at your option and upon your request, we shall execute and deliver to you one or more promissory notes in form and substance satisfactory to you to further evidence such loans.

     Section 3.  INTEREST AND FEES.

     3.1. Interest shall be payable by us to you on the first day of each month upon the closing daily balances in our loan account for each day during the immediately preceding month, at a rate equal to ____________ percent (____%) per annum in excess of the prime commercial interest rate (presently _____% per annum) from time to time publicly announced by Philadelphia National Bank, incorporated as CoreStates Bank, N.A., Philadelphia, Pennsylvania, whether or not such announced rate is the best rate available at such bank. The interest rate charged hereunder shall increase or decrease by an amount equal to each increase or decrease, respectively, in said prime loan rate, effective on the first day of the month after any change in said prime loan rate based on the prime loan rate in effect on the last day of the month in which any such change occurs. The rate of interest in effect hereunder on the date hereof, expressed in terms of simple interest, is __________ percent (_____%) per annum. In the event that the outstanding principal amount of loans by you to us exceeds the Maximum Credit or the formula set forth in Section 2.1 hereof or any other formula or sublimit set forth in any supplement hereto, interest on the entire amount of such excess(es) shall be payable at the rate set forth in
Section 3.2 hereof (whether or not such excess(es) arise or are made with our without your knowledge or consent).

     3.2. On and after the date of any Event of Default or termination or non-renewal hereof, interest on all outstanding unpaid Obligations shall accrue at a rate equal to __________ percent (______%) per annum in excess of the pre-default rate set forth above from the date of such Event of Default or termination or non-renewal, and all interest accruing hereunder shall thereafter be payable on demand.

     3.3. Interest shall be calculated on the basis of a 360-day year and shall be included in each monthly statement of our loan account. You shall have the right, at your option, to charge all interest to our loan account on the first day of each month, and such interest shall be deemed to be paid by the first amounts subsequently credited thereto.

     3.4. In no event shall charges constituting interest, payable by us under this Agreement, exceed the rate permitted under any applicable law or regulation, and if any part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

     3.5. We shall pay to you on or before the tenth (10th) day of the next succeeding calendar month an unused line fee equal to one third of one percent (.33%) per annum of the difference, if any, between (a) the greater of (i) the average outstanding amount of loans available to us based on the applicable lending formulas multiplied by the Net Amount of Eligible Accounts and the Value of Eligible Inventory as determined by you in respect of the immediately preceding calendar month (or part thereof) or (ii) $10,000,000, and (b) the average outstanding daily principal balance of all such loans in respect of such month.

     3.6. We shall pay to you a facility fee in an amount equal to $_________, payable simultaneously with the execution hereof, which amount is fully earned as of the date hereof.

Section 4.  SECURITY INTEREST.

     4.1. As security for the prompt performance, observance and payment in full of all Obligations, we hereby grant to you a continuing security interest in, a lien upon and a right of setoff against, and we hereby assign, transfer, pledge and set over to you the following (which together with any of our other property in which you may at any time have a security interest or lien, whether pursuant to this Agreement or any supplement hereto, or otherwise, are herein collectively referred to as the "Collateral"): All present and future (a) accounts; (b) moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to you from or for us, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of our deposits (general or special), balances, sums and credits with you at any time existing; (c) all of our right, title and interest, and all of our rights, remedies, security and liens, in, to and in respect of the Accounts and other Collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance; (d) all of our right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Accounts or other Collateral, including, without limitation, all returned, reclaimed or repossessed goods; (e) all deposit accounts; (f) all books, records, ledger cards, computer programs, and other property and general intangibles evidencing or relating to the Accounts and any other Collateral or any Account Debtor, together with the file cabinets or containers in which the foregoing are stored ("Records"); (g) all other general intangibles of every kind and description, including, without limitation, trade names and trademarks, and the goodwill of the business symbolized thereby, patents, copyrights, licensee and Federal, State and local tax refund claims of all kinds; and (h) all proceeds of the foregoing, in any form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

     4.2. We shall keep and maintain, at our cost and expense, satisfactory and complete books and records of all Accounts, all payments received or credits granted thereon, and all other dealings therewith. At such times as you may request, we shall deliver to you all original documents evidencing the sale and delivery of goods or the performance of services which created any Accounts, including but not limited to all original contracts, orders, invoices, bills of lading, warehouse receipts, delivery tickets and shipping receipts, together with schedules describing the Accounts and/or written confirmatory assignments to you of each Account, in form and substance satisfactory to you and duly executed by us, together with such other information as you may request. In no event shall the making or the failure to make or the content of any schedule or assignment or our failure to comply with the provisions hereof be deemed or construed as a waiver, limitation or modification of your security interest in, lien upon and assignment of the Collateral or our representations, warranties or covenants under this Agreement or any supplement hereto.

Section 5.  COLLECTION AND ADMINISTRATION.

     5.1. Until our authority to do so is curtailed or terminated at any time by you, we shall, at our expense and on your behalf, collect, as your property and in trust for you, all remittances and all amounts unpaid on Accounts, and we shall not commingle such collections with our own funds. We shall on the day received remit all such collections to you in the form received duly endorsed by us for deposit with you, unless you shall direct us otherwise. All amounts collected on Accounts when received by you shall be credited to our loan account, after adding three (3) business days for collection, clearance and transfer of remittances, except for federal funds wire transfers, as to which two (2) business days shall be added, conditional upon final payment to you.

     5.2. You or your representatives shall at all times have free access to and right of inspection of the Collateral and have full access to and the right to examine and make copies of our Records, to confirm and verify all Accounts, to perform general audits and to do whatever else you deem necessary to protect your interests. You may at any time remove from our premises or require us or any accountants and auditors employed by us to deliver any Records and you may, without cost or expense to you, use such of our personnel, supplies, computer equipment and space at our places of business as may be reasonably necessary for the handling of collections.

     5.3. We shall immediately upon obtaining knowledge thereof report to you all reclaimed, repossessed or returned goods, Account Debtor claims and any other matter affecting the value, enforceability or collectibility of Accounts. At your request, any goods reclaimed or repossessed by or returned to us will be set aside, marked with your name and held by us for your account and subject to your security interest. All claims and disputes relating to Accounts are to be promptly adjusted within a reasonable time, at our own cost and expense. You may, at your option, settle, adjust or compromise claims and disputes relating to Accounts which are not adjusted by us within a reasonable time.

     5.4.  Intentionally Omitted.

Section 6.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

     We hereby represent, warrant and covenant to you the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, on compliance with, being a continuing condition of the making of loans hereunder by you or under any supplement hereto:

     6.1. We are and shall be, with respect to all Collateral and all our inventory now existing or hereafter acquired, the owner of such Collateral and inventory free from any lien, security interest, claim or encumbrance of any kind, except in your favor and as otherwise consented to it writing by you, and we shall defend the same against the claims of all persons.

     6.2. We will not directly or indirectly sell, lease, transfer, abandon or otherwise dispose of all or any substantial portion or our property or assets or consolidate or merge with or into any other entity or permit any other entity to consolidate or merge with or into us. We will at all times preserve, renew and keep in full force and effect our existence as a corporation and the rights and franchises with respect thereto and continue to engage in business of the same type as we are engaged as of the date hereof. We shall give you thirty (30) days prior written notice of any proposed change in our corporate name which notice shall set forth the new name.

     6.3. Our Records and chief executive office are maintained at the address referred to below. We shall not change such location without our prior written consent and prior to making any such change, we agree to execute any additional financing statements or other documents or notices which you may require.

     6.4. We shall maintain our shipping forms, invoices and other related documents in a form satisfactory to you and shall maintain our books, records and accounts in accordance with generally accepted accounting principles consistently applied. We agree to furnish you monthly with accounts receivable agings, inventory reports (if requested by you), and interim financial statements (including balance sheet, statement of income and surplus account, and cash flow statements), and to furnish you, at any time or from time to time with such other information regarding our business affairs and financial condition as you may reasonably request, including, without limitation, balance sheets, statements of profit and loss, financial statements, cash flow and other projections, earnings forecasts, schedules, agings and reports. We hereby irrevocably authorize and direct all accountants, auditors or other third parties to deliver so you, at our expense, copies of our financial statements, papers related thereto, and other accounting records of any nature in their possession and to disclose to you any information they may have regarding our business affairs and financial conditions. We shall furnish you with audited financial statements on an annual basis certified by independent public accountants selected by us and acceptable to you. All such statements and information shall fairly present our financial condition as of the dates and the results of our operations for the periods, for which the same are furnished.
Any documents, schedules, invoices or other papers delivered to you may be destroyed or otherwise disposed of by you one (1) year after the date the same are delivered to you, unless we make written request therefor and pay all expenses attendant to their return, in which event you shall return same when your actual or anticipated need therefor has ceased.

     6.5. Each Eligible Account represents a valid and legally enforceable indebtedness based upon an actual and bona fide sale and delivery of goods or rendition of services in the ordinary course of our business which has been finally accepted by the Account Debtor and for which the Account Debtor is unconditionally liable to make payment of the amount stated in each invoice, document or instrument evidencing the Eligible Account in accordance with the terms thereof, without offset, defense or counterclaim and will be paid in full at maturity.

     6.6. All statements made and all unpaid balances appearing in the invoices, documents and instruments evidencing each Eligible Account are true and correct and are in all respects what they purport to be and all signatures and endorsements that appear thereon are genuine and all signatories and endorsers have full capacity to contract and each Account Debtor is solvent and financially able to pay in full the Eligible Account when it matures. None of the transactions underlying or giving rise to any Account shall violate any state or federal laws or regulations, and all documents relating to the Accounts shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms and all recording, filing and other requirements of giving public notice under any applicable law have been duly complied with.

     6.7. We shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against us or our properties or assets prior to the date on which penalties attach thereto. We shall be liable for any tax or penalty imposed upon any transaction under this Agreement or any supplement hereto or giving rise to the Accounts or any other Collateral or which you may be required to withhold or pay for any reason and we agree to indemnify and hold you harmless with respect thereto, and to repay to you on demand the amount thereof, and until paid by us such amount shall be added to and deemed part of your loans to us.

     6.8. Except as otherwise disclosed to you in writing, there is no present investigation by any governmental agency pending or threatened against us and there is no action, suit, proceeding or claim pending or threatened against us or our assets or goodwill, or affecting any transaction contemplated by this Agreement, or any supplement hereto, or any agreements, instruments or documents delivered in connection herewith or therewith before any court, arbitrator, or governmental or administrative body or agency which is adversely determined with respect to us would result in any material adverse change in our business, properties, assets, goodwill, or condition, financial or otherwise.

     6.9. The execution, delivery and performance of this Agreement, any supplement hereto, or any agreements, instruments and documents executed and delivered in connection herewith, are within our corporate powers, have been duly authorized, are not in contravention of law or the terms of our Charter, By-Laws or other incorporation papers, or of any indenture, agreement or undertaking to which we are a party or which we are bound.

     6.10. We shall, at our expense, duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, including, without limitation, additional security agreements, mortgages, deeds of trust, deeds to secure debt, collateral assignments, Uniform Commercial Code financing statements or amendments or continuations thereof, landlord's or mortgagee's waivers of liens and consents to the exercise by you of all your rights and remedies hereunder, under any supplement hereto or applicable law with respect to the Collateral, and do or cause to be done such further acts as may be necessary or proper in your opinion to evidence, perfect, maintain and enforce your security interest and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any supplement hereto. Where permitted by law, we hereby authorize you to execute and file one or more Uniform Commercial Code financing statements signed only by you.

Section 7.  SPECIFIC POWERS.

     7.1. We hereby constitute you and your agent and any designee, as our attorney-in-fact, at our own cost and expense, to exercise at any time all or any of the following powers which, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: (a) to receive, take, endorse, assign, deliver, accept and deposit, in your or our name, any and all checks, notes, drafts, remittances and other instruments and documents relating to the Collateral; (b) on or after the occurrence of an Event of Default to receive open and dispose of all mail addressed to us and to notify postal authorities to change the address for delivery thereof to such address as you may designate; (c) to transmit to Account Debtors notice of your interest therein and to request from such Account Debtors at any time, in your or our name or that of your designee, information concerning the Accounts and the amounts owing thereon; (d) on or after the occurrence of an Event of Default, to notify Account Debtors to make payment directly to you; (e) on or after the occurrence of an Event of Default, to take or bring, in your or our name, all steps, actions, suits or proceedings deemed by you necessary or desirable to effect collection of the Collateral; and (f) to execute in our name and on our behalf any UCC financing statements or amendments thereto. We hereby release you and your officers, employees and designees, from any liability arising from any act or acts under this Agreement or in furtherance thereof, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact.

Section 8.  EVENTS OF DEFAULT AND REMEDIES.

     8.1. All Obligations shall be, at your option, immediately due and payable without notice or demand (notwithstanding any deferred or first installment payments allowed, if any, by any instrument evidencing or relating to the Obligations) and any provision of this Agreement or any supplement hereto, as to future loans and advances by you shall, at your option, terminate forthwith, upon the termination or non-renewal of this Agreement or upon the occurrence of any one or more of the following ("Events of Default"): (a) If we shall fail to pay to you when due any Amounts owing to you under any Obligation, or shall breach any of the terms, covenants, conditions or provisions of this Agreement, any supplement hereto or any other agreement between you and us or between any other third person or entity and us; (b) if any guarantor, endorser or other person liable on the Obligations shall terminate or breach any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such person with, or in favor of, you or any other third person or entity; (c) if any representation, warranty, or statement of fact made to you at any time by us or on our behalf is false or misleading in any material respect;
(d) if we, or any guarantor, endorser or other person liable on the Obligations, shall become insolvent, fail to meet our or their debts as they mature, call a meeting of creditors or have a creditors' committee appointed, make an assignment for the benefit of creditors, commence or have commenced against us or them any action or proceeding for relief under any bankruptcy law, or if a judgment is rendered against us or them, or if we or they suspend or discontinue doing business for any reason, or if a receiver, custodian or trustee of any kind is appointed for us or them or any of our or their respective properties;
(e) if there shall be a material adverse change in our business, assets or condition (financial or otherwise) from the date hereof; (f) if there is any change in our majority control or majority ownership; or (g) if at any time you shall, in your sole discretion, consider the Obligations insecure or any part of the Collateral unsafe, insecure or insufficient and we shall not on your demand furnish other Collateral or make payment on account, satisfactory to you.

     8.2. Upon the occurrence of any Event of Default and at any time thereafter, you shall have the right (in addition to any other rights you may have under this Agreement, any supplement hereto or otherwise), without further notice to us, to appropriate, set off and apply to the payment of any or all of the Obligations, any or all Collateral, in each manner as you shall in your sole discretion determine, to enforce payment of any Collateral, to settle, compromise or release in whole or in part, any amounts owing on the Collateral, to prosecute any action, suit or proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustments with respect thereto, to issue credits in your or our name, to sell, assign and deliver the Collateral (or any part thereof), at public or private sale, at broker's board, for cash, upon credit or otherwise, at your sole option and discretion, and you may bid or become purchaser at any such sale, if public, free from any right of redemption which is hereby expressly waived.

     8.3. In the event you seek to take possession of all or any portion of the Collateral by judicial process, we irrevocably waive: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required,
(b) any demand for possession prior to the commencement of any suit or action to recover the Collateral, and (c) any requirement that you retain possession and not dispose of any Collateral until after trial or final judgment.

     8.4. We agree that the giving of five (5) days notice by you, sent by ordinary mail, postage prepaid, to our address set forth below, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and we waive any other notice with respect thereto.

     8.5. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by you to the payment of the Obligations in such order as you may elect, and we shall remain liable to you for any deficiency. Without limiting the generality of the foregoing, if you enter into any credit transaction, directly or indirectly, in connection with the disposition of any Collateral, you shall have the option, at any time, in your sole discretion, to reduce the Obligations by the principal amount of such credit transaction or to defer the reduction thereof until actual receipt by you of cash or other immediately available funds in connection therewith.

     8.6. The enumeration of the foregoing rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies you may have under the UCC or other applicable law. You shall have the right, in your sole discretion, to determine which rights and remedies, and in which order any of the same, are to be exercised, and to determine which Collateral is to be proceeded against and in which order, and the exercise of any right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

     8.7. No act, failure or delay by you shall constitute a waiver of any of your rights and remedies. No single or partial waiver by you of any provision of this Agreement or any supplement hereto, or breach or default thereunder, or of any right or remedy which you may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion.

     8.8. We waive presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all notices or demands whatsoever (except as expressly provided herein). You may, at all times, proceed directly against us to enforce payment of the Obligations and shall not be required to take any action of any kind to preserve, collect or protect your or our rights in the Collateral.

Section 9.  EFFECTIVE DATE; TERMINATION; COSTS.

     9.1. This Agreement shall become effective upon acceptance by you and shall continue in full force and effect for a term ending three (3) years from the date hereof (the "Renewal Date") and from year to year thereafter, unless sooner terminated pursuant to the terms hereof. Either party may terminate this Agreement on the Renewal Date or on the anniversary of the Renewal Date in any year by giving the other party at least sixty (60) days prior written notice by registered or certified mail, return receipt requested, and, in addition, you shall have the right to terminate this Agreement immediately at any time upon the occurrence of an Event of Default. No termination of this Agreement, however, shall relieve or discharge us of our duties, obligations and covenants hereunder until all Obligations have been paid in full, and your continuing security interest in the Collateral shall remain in effect until said Obligations have been fully discharged.

     9.2. If you terminate this Agreement upon the occurrence of an Event of Default or at our request, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of your lost profits as a result thereof, we hereby agree that we shall pay to you, upon the effective date of such termination, an early termination fee in an amount equal to: (a) five (5%) percent of the Maximum Credit if such termination occurs on or prior to the first anniversary of this Agreement; (b) two (2%) percent of the Maximum Credit if such termination occurs after the first anniversary of this Agreement but on or prior to the second anniversary of this Agreement; or (c) one (1%) percent of the Maximum Credit if such termination occurs after the second anniversary of this Agreement but prior to the third anniversary of this Agreement. Such termination fee shall be presumed to be the amount of damages sustained by said early termination and we agree that it is reasonable under the circumstances currently existing. The early termination fee provided for in this paragraph
9.2 shall be deemed included in the Obligations.

     9.3. This Agreement, any supplement hereto, and any agreements, instruments or documents delivered or to be delivered in connection herewith represent our entire agreement and understanding concerning the subject matter hereof and thereof, and supersede all other prior and contemporaneous agreements, understandings, negotiations and discussions, representations, warranties, commitments, offers, contracts, whether oral or written.

     9.4. No provision hereof shall be modified or amended orally or by course of conduct but only by a written instrument expressly referring hereto signed by both parties.

     9.5. Upon your request we shall pay to you, or reimburse you for, all sums, costs and expenses which you may pay or incur in connection with or related to the negotiation, preparation, consummation, administration and enforcement of this Agreement, any supplement hereto, and all other agreements, instruments and documents in connection herewith and therewith, and the transactions contemplated hereunder and thereunder, together with any amendments, supplements, consents or modifications which may be hereafter made or entered into in respect hereof or thereof, and all efforts made to defend, protect or enforce the security interest granted herein or therein or in enforcing payment of the Obligations, including, without limitation, appraisal fees, filing fees and taxes, title insurance premiums, recording taxes, expenses for searches, expenses heretofore incurred by you and from time to time hereafter during the course of periodic field examinations of the Collateral and our operations, plus a charge of $500 per person per day for your examiners (in addition to reimbursement of their expenses), wire transfer fees, check dishonor fees, the fees and disbursements of counsel to you, all fees and expenses for the service and filing of papers, premiums on bonds and undertakings, fees of marshalls, sheriffs, custodians, auctioneers and others, travel expenses and all court costs and collection charges, all of which shall be part of the Obligations and shall accrue interest after demand thereof at a rate equal to the highest rate then payable on any of the Obligations.

Section 10.  NOTICES.

     10.1. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been duly given or made: if by hand, telex, telegram or facsimile, immediately upon sending; if by Federal Express, Express Mail or any other overnight delivery service, one (1) day after dispatch; and if mailed by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands are to be given or made to the respective parties at the address (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph) set forth herein.

Section 11.  WAIVER OF JURY TRIAL; JURISDICTION; CHOICE OF LAW.

     11.1. We and you each hereby waive all rights to a trial by jury in any action or proceeding of any kind arising out of or relating to this Agreement, any supplement hereto, the Obligations, the Collateral, or any such other transaction. We hereby waive rights of setoff and rights to interpose counterclaims in the event of any litigation with respect to any matter connected with this Agreement, any supplement hereto, the Obligations, the Collateral or any other transaction between the parties and we hereby irrevocably consent and submit to the non-exclusive jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York in connection with any action or proceeding of any kind arising out of or relating to this Agreement, any supplement hereto, the Obligations, the Collateral or any such other transaction.

     11.2. In any such litigation we waive personal service of any summons, complaint or other process and agree that service thereof may be made by certified or registered mail directed to us at our address set forth below. Within thirty (30) days after such mailing, we shall appear in answer to such summons, complaint or other process, failing which we shall be deemed in default and judgment may be entered by you against us for the amount of the claim and other relief requested therein.

     11.3. This Agreement and all transactions thereunder shall be deemed to be consummated in the State of New York and shall be governed by and interpreted in accordance with the laws of that State. If any part or provision of this Agreement is invalid or in contravention of any applicable law or regulation, such part or provision shall be severable without affecting the validity of any other part or provision of this Agreement.

                              Very truly yours,

                              P.N.Y. ELECTRONICS, INC.

                              _________________________________________
                              By:

                              _________________________________________
                              Title:

                              Address:

                              __________________________________________

                              __________________________________________


Accepted at New York, New York

on _________________________, 2000


CONGRESS FINANCIAL CORPORATION

By: __________________________________

Title:________________________________

                                   EXHIBIT B

                          INVENTORY SECURITY AGREEMENT
                   SUPPLEMENT TO ACCOUNTS FINANCING AGREEMENT
                              [SECURITY AGREEMENT]



Congress Financial Corporation
1133 Avenue of the Americas
New York, New York  10036

Gentlemen:

     This Inventory Security Agreement ("Supplement") is a supplement to the Accounts Financing Agreement [Security Agreement] between us, dated of even date herewith (the "Agreement"). This Supplement is (a) hereby incorporated into the Agreement, (b) made a part thereof and (c) subject to the other terms, conditions, covenants and warranties thereof. All terms (including capitalized terms) used herein shall have the meanings ascribed to them respectively in the Agreement, unless otherwise defined in this Supplement.

Section 1.  ADDITIONAL SECURITY INTEREST.

     As additional security for the prompt performance, observance and payment in full of all Obligations, we hereby grant to you a continuing a security interest in, a lien upon, and a right of setoff against, and we hereby assign, transfer, pledge and set over to you the following (which is and shall be deemed part of the Collateral as defined and used in this Agreement):

     1.1. All raw materials, work in process, finished goods, and all other inventory of whatsoever kind or nature, wherever located, whether now owned or hereafter existing or acquired by us ("Inventory"), including, without limitation, all wrapping, packaging, advertising, shipping materials, and all other goods consumed in our business, all labels and other devices, names or marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof and all of our right, title and interest therein and thereto;

     1.2. All books, records, documents, other property and general intangibles at any time relating to the Inventory;

     1.3. All products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

Section 2.  ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

     We hereby represent, warrant and covenant to you the following (which shall survive the execution and delivery of this Supplement), the truth and accuracy of which, and compliance with, being a continuing condition of the making of loans by you under the Agreement or any other supplement thereto:

     2.1. The only locations of any Collateral are those addresses listed on Exhibit A annexed hereto and made a part hereof. Exhibit A sets forth the owner and/or operator of the premises at such addresses for all locations which we do not own and operate and all mortgages, if any, with respect to the premises. We shall not remove any Collateral from such locations, without your prior written consent, except for sales of Inventory in the ordinary course of our business.

     2.2. We shall at all times maintain, with financially sound and reputable insurers, casualty and hazard insurance with respect to the Collateral for not less than its full market value and against all risks to which it may be exposed. All such insurance policies shall be in such form, substance, amounts and coverage and may be satisfactory to you and shall provide for thirty days minimum prior cancellation notice in writing to you. You may act as attorney for us in obtaining, adjusting, settling, amending and canceling such insurance. We shall promptly (a) obtain endorsements to all existing and future insurance policies with respect to the Collateral specifying that the proceeds of such insurance shall be payable to you and us as our interests may appear and further specifying that you shall be paid regardless of any act, omission or breach of warranty by us, (b) deliver to you an original executed copy of, or executed certificate of the insurance carrier with respect to, such endorsement and, at your request, the original or a certified duplicate copy of the underlying insurance policy, and (c) deliver to you such other evidence which is satisfactory to you of compliance with the provisions hereof.

     2.3. We shall promptly notify you in writing of the details of any loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or which would result in any material adverse change in our business, properties, assets, goodwill or condition, financial or otherwise.

     2.4. At your option, you may apply any insurance monies received at any time to the cost of repairs to or replacement for the Inventory and/or to payment of any of the Obligations, whether or not due, in any order and in such manner as you, in your sole discretion, may determine.

     2.5. Upon your request, at any time and from time to time, we shall, at our sole cost and expense, execute and deliver to you written reports or appraisals as to the Inventory listing all items and categories thereof, describing the condition of same and setting forth the lower of cost or fair market value thereof, in such form as is satisfactory to you.

     2.6. We shall (a) use, store and maintain the Inventory with all reasonable care and caution, and (b) use the Inventory for lawful purposes for and in conformity with applicable laws, ordinances and regulations.

     2.7. All Inventory shall be produced in accordance with the requirements of the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders related thereto.

     2.8. We assume all responsibility and liability arising from or relating to the use, sale or other disposition of the Inventory.

Section 3.  ADDITIONAL REMEDIES.

     Upon the occurrence of any Event of Default and at any time thereafter, you shall have the right (in addition to any other rights you may have under the Agreement, this Supplement or otherwise), without notice to us, at any time and from time to time, in your discretion, with or without judicial process or the aid or assistance of others and without cost to you:

     3.1. To enter upon any premises on or in which any of the Inventory may be located and, without resistance or interference by us, take possession of the Inventory;

     3.2. To complete processing, manufacturing and repair of all or any portion of the Inventory;

     3.3. To sell, foreclose or otherwise dispose of any part or all of the Inventory on or in any of our premises or premises of any other party;

     3.4. To require us, at our expense, to assemble and make available to you any part or all of the Inventory at any place and time designated by you; and

     3.5. To remove any or all of the Inventory from any premises on or in which the same may be located, for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose (and if any of the Inventory consists of motor vehicles, you may use our registrations and license plates).

     IN WITNESS WHEREOF, we have caused these presents to be duly executed this ____ day of _______________, 20___.

                              P.N.Y. ELECTRONICS, INC.

                              _________________________________________
                              By:

                              _________________________________________
                              Title:

                       Exhibit A - Location of Collateral
                       ----------------------------------


1.   P.N.Y. ELECTRONICS, INC.
     200 Anderson Avenue
     Moonachie, NJ 07074

2.   FOX ELECTRONICS
     309 E. Brokaw Road
     San Jose, CA 95112-4208

3.   KRUEGER COMPANY
     1544 W. Mineral Road
     Tempe, AZ 85283

4.   W.P. INDUSTRIES INC.
     3-00 Banta Place
     Fairlawn, NJ 07410

5.   STARION
     3002 Dow Avenue 112
     Tustin, CA 92680

6.   STRACON
     5212 Bolsa Avenue #2
     Huntington Beach, CA 92649

7.   JATON
     556 South Milpitas Blvd.
     Milpitas, CA 95035

                                  EXHIBIT C

                           TRADE FINANCING AGREEMENT
                   SUPPLEMENT TO ACCOUNTS FINANCING AGREEMENT
                              [SECURITY AGREEMENT]



Congress Financial Corporation
1133 Avenue of the Americas
New York, New York  10036

Gentlemen:

     This Trade Financing Agreement ("Supplement") is a supplement to the Accounts Financing Agreement [Security Agreement] between us dated of even date herewith (the "Agreement"). This Supplement is (a) hereby incorporated into the Agreement, (b) made a part thereof and (c) subject to the other terms, conditions, covenants and warranties thereof. All terms, including capitalized terms, used herein shall have the meanings ascribed to them respectively in the Agreement, unless otherwise defined in this Supplement.

     This Supplement will confirm the terms and conditions upon which you may, from time to time in your sole discretion, assist us in establishing or opening foreign or domestic letters of credit and extend other financial accommodations for our account. Accordingly, each of us hereby agrees as follows:

Section 1.  CREDIT ACCOMMODATIONS

     1.1. You may, in your sole discretion, from time to time, for our account, at our request, provide one or more of the following financial accommodations to us or our designee(s): (a) issue, open, or cause the issuance or opening of letters of credit or purchase or other guaranties for the purchase of goods and services in the ordinary course of our or any such designee's business or for any other purpose approved by you, (b) assist us in establishing or opening letters of credit for such purposes by indemnifying the issuer thereof or guaranteeing our payment or performance to such issuer in connection therewith,
(c) make payments for our or such designee's account in connection with such purchases and/or (d) issue or guarantee drafts and acceptances relating to the foregoing or otherwise. All such letters of credit or purchase or other guaranties and other financial accommodations are referred to herein individually as a "Credit" and collectively as "Credits".

     1.2. The opening or issuance of any Credit shall at all times and in all respects be in your sole discretion. The amount and extent of any Credit and the terms, conditions and provisions thereof shall in all respects be determined solely by you and shall be subject to change, modification and revision by you, in your sole discretion, at any time and from time to time. The maturity of each Credit shall not exceed one hundred and eighty (180) days after opening or issuance, except in your sole discretion.

     1.3. Our loan availability under the Agreement and any other Supplements thereto shall be reduced by the amount of all outstanding Credits or such lesser amount as you may elect in your discretion.

     1.4. All outstanding Credits shall be secured by all collateral in which you are now or hereafter granted a security interest by us or any guarantor of our Obligations. All outstanding Credits shall be deemed loans for purposes of determining whether the Maximum Credit has been exceeded.

     1.5. Except in your sole discretion, the amount of all Credits and all other Commitments and obligations made or incurred by you for our account in connection therewith shall not exceed $1,000,000 in the aggregate at any time outstanding.

     1.6. All indebtedness, liabilities, expenses and obligations of any kind paid, arising or incurred by you in connection with this Supplement, any Credit or any documents, drafts and acceptances thereunder, whether present or future, whether arising or incurred before or after termination or nonrenewal of this Agreement shall be incurred solely as an accommodation to us and for our account and constitute part of the Obligations, including without limitation: (a) all amounts due or which may become due under any Credit or any drafts or acceptances thereunder; (b) all amounts charged or chargeable to you or us by any bank or other issuer of any Credit or any correspondent which opens, issues or is otherwise involved with any Credit, including, without limitation, all fees, expenses and commissions; (c) your fees, expenses and commissions; (d) duties, freight, taxes, costs, insurance and all such other charges and expenses which may pertain directly or indirectly to any Obligations or to the Credits or goods or documents relating thereto; and (e) all other indebtedness and obligations owed by us to you pursuant to, in connection with or arising from this Supplement, the Credits or any drafts or acceptances relating thereto.

     1.7. All such Obligations shall accrue interest at the rate provided for in the Agreement, commencing on the date any payment is made, or non-contingent obligation incurred, by you and all such Obligations shall, together with interest thereon and other sums owed by us to you hereunder, be payable and evidenced as provided in the Agreement.

     1.8 In addition to all other fees, charges and expenses payable under the Agreement, this Supplement, and to any bank or other issuer or correspondent in connection with any Credit, we agree to pay to you the following commissions for your services hereunder, which shall be due and payable on the opening or issuance of each Credit or, if the original term is extended, on the extension thereof: (a) a charge of one quarter of one percent (.25%) of the face amount of any Credit (other than drafts or acceptances) for up to the initial sixty
(60) days of the term thereof and an additional charge of one quarter of one percent (.25%) of such face amount for each additional thirty (30) days, or any portion thereof, of the original term or any extension thereof. We also agree to pay to you, your and any bank's, other issuer's or correspondent's customary charges for amendments, extensions and administration relating to any Credit, which charges shall be due and payable on the first day of the month following the date of incurrence and, at your option may be charged to any of our account(s) maintained by you.

     1.9. Nothing contained herein shall be deemed or construed to grant us any right, power or authority to pledge your credit in any manner. You shall have no liability of any kind with respect to any Credit opened or issued by a bank or other issuer or any draft or acceptance with respect thereto unless and until you shall have first duly executed and delivered your guarantee or indemnification in writing with respect thereto, as provided herein.

Section 2.  ADDITIONAL SECURITY INTEREST.

     2.1. As additional security for the prompt performance, observance and payment in full of all Obligations, we hereby grant to you a continuing security interest in, a lien upon, and a right to set off against, and we hereby assign, transfer, pledge and set over to you all of the following property acquired by us in connection with any Credit or otherwise owned by us, whether now owned or hereafter acquired (which is and shall be deemed a part of the Collateral as defined and used in the Agreement): (a) all raw materials, work-in-process, finished goods and all other inventory and goods of whatsoever kind or nature, wherever located, including inventory or goods in transit ("Inventory"), including, without limitation, all wrapping, packaging, advertising and shipping materials, and all other goods consumed in our business, all labels and other devices, names or marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof and all of our right, title and interest therein and thereto; (b) documents of payment, transport and title or the equivalent thereof, including, without limitation, original contracts, orders, invoices, checks, drafts, notes, letters of credit, documents, warehouse receipts, bills of lading, shipping receipts, dock receipts, delivery tickets and documents made available to us for the purpose of ultimate sale or exchange of Inventory or for the purpose of loading, unloading, storing, shipping, transhipping, manufacturing, processing or otherwise dealing with Inventory in a manner preliminary to their sale or exchange; (c) all books, records, other property and general intangibles relating to the foregoing; and
(d) all products and proceeds of the foregoing in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

     2.2. We hereby recognize and admit that until all of the Obligations have been fully and indefeasibly paid and discharged, you may be deemed to have absolute ownership in and unqualified right to the possession and disposal of the following: (a) all property shipped under or pursuant to or in connection with any Credit or in any way related thereto and, including, but not limited to, the documents, drafts or acceptances drawn thereunder, whether or not released to us, (b) in and to all shipping documents, warehouse receipts, policies or certificates of insurance and other documents accompanying or relative to documents, drafts or acceptances drawn under or relating to any Credit, and (c) all proceeds of each of the foregoing.

     2.3. You may, on or after occurrence of any Event of Default, exercise any or all of your rights of ownership, including the rights of possession and sale or other disposition, with or without notice to us, without liability to you and entirely at our expense and without relieving us from any Obligations.

     Section 3.  ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

     We hereby represent, warrant and covenant to you the following (which shall survive the execution and delivery of this Supplement), the truth and accuracy of which, or compliance with, being a continuing condition of the making of loans by you under the Agreement or any supplement thereto and the extension by you of each Credit and other financial accommodations pursuant hereto:

     3.1. All sales of any Inventory shall be made by us only in the ordinary course of business and the Accounts arising from such sales and proceeds thereof shall be and are hereby transferred and assigned to you and we confirm that your lien and security interest extends and attaches to those Accounts and proceeds.

     3.2. Except as you may otherwise specifically consent in writing prior to the opening or issuance of any Credit, all Credits shall be opened or issued to cover the actual purchase and delivery of Inventory solely for our account.

     3.3 All shipments made under any Credit are in accordance with the governmental laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations.

     3.4. We assume all risk, liability and responsibility for, and agree to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies. Any embargo, restriction, laws, customs or regulations of any country, state, city, or other political subdivision, where the Collateral is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely our risk, liability and responsibility.

     3.5. All documents, instruments, notices and statements relating to any Credit and/or the Collateral, if any, shall at your request, be promptly delivered to you.

     3.6. We shall procure promptly, or cause to be procured, any necessary licenses for the shipping of goods and comply or cause any drawer under, or beneficiary of, any Credit (or any transferee or assignee thereof), to comply with all foreign and domestic governmental laws and regulations in regard to the shipping of the Inventory, the financing thereof or payment therefor, including governmental laws and regulations pertaining to transactions involving designated foreign countries or their nationals and to furnish such certificates in that respect as you or any bank or other issuer or correspondent may at any time require.

     3.7. The only locations of any Collateral are those addresses listed on Exhibit A to the Inventory Security Agreement Supplement to Accounts Financing Agreement [Security Agreement], dated of even date herewith, between you and us. Such Exhibit A sets forth the owner and/or operator of the premises at such addresses, for all locations which we do not own and operate and all mortgages, if any, with respect to the premises. We shall not remove any Collateral from such locations, without your prior written consent, except for sales of Inventory in the ordinary course of our business.

     3.8. We shall at all times maintain, with financially sound and reputable insurers, casualty and hazard insurance with respect to the Collateral for not less than its full market value and against all risks to which it may be exposed. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to you and shall provide for thirty (30) days' minimum prior cancellation notice in writing to you. You may act as attorney for us in obtaining, adjusting, settling, amending and canceling such insurance. We shall promptly (a) obtain endorsements to all existing and future insurance policies with respect to the Collateral specifying that the proceeds of such insurance shall be payable to you as your interests may appear and further specifying that you shall be paid regardless of any act, omission or breach of warranty by us, (b) deliver to you an original executed copy of, or executed certificate of the insurance carrier with respect to, such endorsement and, at your request, the original or a certified duplicate copy of the underlying insurance policy and (c) deliver to you such other evidence which is satisfactory to you of compliance with the provisions hereof.

     3.9. We shall promptly notify you in writing of the details of any loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or which would result in any material adverse change in our business, assets, goodwill or condition, financial or otherwise.

     3.10. At your option, you may apply any insurance monies received at any time to the cost of repairs to or replacement for the Inventory and/or to payment of any of the Obligations, whether or not due, in any order and in such manner as you, in your sole discretion, may determine.

     3.11. Upon your request, at any time and from time to time, we shall, at our sole cost and expense, execute and deliver to you written reports or appraisals as to the Inventory listing all locations, items and categories thereof, describing the condition of same and setting forth the lower of cost or fair market value thereof, in such form as is satisfactory to you.

     3.12. We shall (a) use, store and maintain the Inventory with all reasonable care and caution and (b) use the Inventory for lawful purposes only and in conformity with applicable laws, ordinances, regulations and insurance policies.

     3.13. We assume all responsibility and liability arising from or relating to the use, sale or other disposition of the Inventory and other Collateral.

Section 4.  INDEMNIFICATION AND RELEASE.

     4.1. We shall and do hereby indemnify you and hold you harmless from and against, and agree to pay you on demand the amount of, any and all losses, costs, claims, demands, causes of action, liabilities or expenses (collectively, "Liabilities") which you may suffer or incur arising from or in connection with any transactions or occurrences relating to any Credit, the Collateral and any documents, drafts or acceptances thereunder or relating thereto, including, but not limited to, Liabilities due to any action taken by any bank or other issuer or correspondent with respect to any Credit. We further agree to and do hereby release and hold you harmless for any acts, waivers, errors, delays or omissions, whether caused by you, by any bank or other issuer or correspondent or otherwise with respect to or relating to any Credit. Our unconditional obligation to you hereunder shall not be modified or diminished for any reason or in any manner whatsoever. Any fees, commissions or other charges made to you with respect to any Credit or other Obligations by any bank or other issuer or correspondent thereof shall be conclusive and may be charged by you to any of our account(s) maintained by you.

     4.2. The drawer under or beneficiary of any Credit (or any assignee or transferee thereof) shall be deemed our agent and we assume all risk, loss, liabilities, charges and expenses with respect to their acts or omissions.

     4.3. If any Credit provides that payment is to be made by any bank, other issuer or correspondent, you shall not be responsible for the failure of any of the documents specified in any Credit to come into your possession or for any delay in connection therewith, and our obligation to make reimbursement shall not be affected by such failure or delay in the receipt by you of any such documents.

     4.4. We agree that any action taken by you, or any action taken by any bank or other issuer or correspondent under or in connection with any Credit, the Collateral and any documents, drafts or acceptances thereunder, shall, notwithstanding any judgment or instructions we may or may not express to the contrary or inconsistent therewith, be conclusive and binding on us and shall not create any resulting liability to you, except for your own willful misconduct or gross negligence. In furtherance thereof, you shall have the full and sole right and authority to: (a) clear and resolve any questions of non-compliance of documents; (b) give any instructions as to acceptance or rejection of any documents or goods; (c) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders; (d) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents; and (e) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Credits, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral; all in your sole name, and any bank or other issuer or correspondent shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from you, all without any notice to or any consent from us.

     4.5. Without your express consent and endorsement in writing, we agree not to: (a) approve or resolve any questions of non-compliance of documents; (b) give any instructions as to acceptance or rejection of any documents or goods;
(c) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders; (d) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; or (e) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Credits, or documents, drafts or acceptances thereunder.

     4.6. Any rights, remedies, duties or obligations granted or undertaken by us to any bank or other issuer or correspondent in any application for any Credit, or any outstanding agreement relating to the opening or issuance of any Credit or acceptances or otherwise, shall be deemed to have been granted to you and apply in all respects to you and shall be in addition to any rights, remedies, duties or obligations contained herein.

     4.7. Any duties or obligations undertaken by you to any bank or other issuer or correspondent in any application for or in connection with any Credit, including any outstanding agreement relating to the opening or issuance of any Credit or otherwise, shall be deemed to have been undertaken by us and apply in all respects to us and shall be in addition to the duties or obligations contained herein.

     Section 5.  ADDITIONAL REMEDIES.

     Upon the occurrence of any Event of Default and at any time thereafter, you shall have the right (in addition to any other rights you may have under the Agreement, this Supplement or otherwise), without notice to us, at any time and from time to time, in your discretion, with or without judicial process or the aid or assistance of others and without cost to you:

     5.1. To enter upon any premises on or in which any of the Inventory may be located and, without resistance or interference by us, take possession of the Inventory;

     5.2. To complete processing, manufacturing, repair and shipment to customers of all or any portion of the Inventory;

     5.3. To sell, foreclose or otherwise dispose of any part or all of the Inventory on or in any of our premises or premises of any other party;

     5.4. To require us, at our expense, to assemble and make available to you any part or all of the Inventory at any place and time designated by you;

     5.5. To remove any or all of the Inventory from any premises on or in which the same may be located, for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose (and if any of the Inventory consists of motor vehicles, you may use our registrations and license plates).

     IN WITNESS WHEREOF, we have caused these presents to be duly executed this 29th day of January, 1993.


                              P.N.Y. ELECTRONICS, INC.

                              By:/s/ Gadi Cohen
                                ---------------

                              Title:  President

                                   EXHIBIT D

                          BORROWING BASE CERTIFICATE
                          --------------------------

                CONGRESS FINANCIAL CORPORATION ("Agent") in its
            capacity as agent for CoreStates Bank, N.A. ("Lender")

Purpose of this Form
--------------------

Many asset based borrowers are required to keep the dollar amount of their borrowings within a dollar total based on percentage advances against accounts receivable and inventory. This Certificate assures compliance with the terms.

Completion Instructions
-----------------------

The Borrowing Base Certificate should be completed by the Borrower.

A.   Enter date of information.

B.   All Certificates should be numbered in sequential order.

RECONCILIATION OF COLLATERAL BALANCE
------------------------------------

Accounts Availability
---------------------

C.   Enter date of most recent Certificate previously delivered to Agent.

1. Enter dollar balance certified to Agent per previous Certificate and the date of the previous Certificate. (Dollar figure from line 5 of previous Certificate).

2. Enter dollar amount of collections applied by the Borrower against accounts receivable since the date of the last Certificate.

3. Enter dollar amount of other credits and adjustments applied by the Borrower against accounts receivable.

4.   Enter dollar amount of any new sales since the date of the last
     Certificate.

5. Enter total of all Accounts being certified to Agent per the date of the Certificate. This is the sum of lines 1 through 4 above and is calculated as follows:

     (a   Dollar balance certified to Agent per previous Certificate minus (-)
                         -----

     (b Dollar amount of collections and credits received since date of last Certificate plus (+)
                         ----

     (c   Dollar amount of any new sales since the date of the last Certificate.

6. Enter dollar amount of Accounts not meeting the criteria of Eligible Accounts. Eligible Accounts are defined in the Amended and Restated Loan Agreement by and among Agent, Lender and Borrower.

7.   Subtract item 6 from item 5 and enter this figure.

8. Multiply the dollar amount in item 7 by the percentage of the lending formula applicable to Eligible Accounts provided for in the Amended and Restated Loan Agreement and enter this new dollar amount.

9.   Enter Availability Reserves.

10. Subtract the Availability Reserves from item 8 and enter Accounts Availability.

Inventory Availability
----------------------

D.   Enter date of most recent Inventory Report delivered to Agent.

11. Enter total Value of Inventory as of the most recent Inventory Report delivered to Agent. "Value" is lower of cost or market and should be determined in the same manner as in prior certificates.

12. Enter the total Value of Inventory from the most recent Inventory Report delivered to Agent which did not meet the criteria for Eligible Inventory. Eligible Inventory is defined in the Amended and Restated Loan Agreement by and among Agent, Lender and the Borrower.

13.  Subtract item 12 from item 11 and enter this figure.

14. Multiply the dollar amount in item 13 by the percentage of the lending formula applicable to Eligible Inventory provided for in the Amended and Restated Loan Agreement and enter this new dollar amount.

15. Enter applicable availability reserves, excluding reserves for Credits relating to Inventory purchases and freight, taxes,

                                     (D-2)
     duty and other amounts which Agent estimates must be paid in connection with delivery of Inventory to Borrower's premises.

16.  Subtract the Availability Reserves, excluding reserves for Credits, from item 14.

17. Enter the amount of the sublimit on loans based on Inventory from the Amended and Restated Loan Agreement by and among Agent, Lender and Borrower.

18. Enter lesser of formula availability as set forth in item 16 or the sublimit on loans based on Inventory provided for in the Amended and Restated Loan Agreement as set forth in item 17.

Total Availability
------------------

19.  Enter the sum of item 10 plus item 18.

20.  (a   Enter outstanding undrawn amounts of Credits issued for any purpose other than the purchase of Eligible Inventory.

     (b Enter the sum of: (i) the amount equal to (A) 100% minus the percentage set forth in item 14 multiplied by (B) the outstanding undrawn amounts of Credits issued for purposes of purchasing Eligible Inventory plus (ii) the amount equal to freight, taxes, duty and other amounts which Agent estimates must be paid in connection with delivery of Inventory to Borrower's premises.

21. Subtract the sum of item 20(a) and 20(b) from item 19 and enter this figure.

22. Enter the amount of the Maximum Credit from the Amended and Restated Loan Agreement, less the then outstanding principal amount of the Term Loan, if any.

23.  Enter the lesser of item 21 or item 22.

RECONCILIATION OF LOAN BALANCE
------------------------------

24.  Enter dollar figure of outstanding Loans from last Certificate.

25. List cash collections received by Borrower and remitted or to be remitted to Agent since last Certificate.

26. Enter dollar amount of Loans made by Agent and other charges payable to Agent (including adjustments for returned checks and other remittances, fees, interests, costs and expenses) since last Certificate.

27. Enter dollar amount of outstanding Revolving Loans (item 24 less item 25 plus item 26).

                                     (D-3)

28.  Enter outstanding undrawn amounts of Credits.

29.  Enter total outstanding Revolving Loans and Credits.   (Add items 27 and
     28).

30.  Subtract item 29 from 23 and enter dollar amount.

31.  Name of Borrower.

32. Signature of person authorized by Borrower on the corporate borrowing resolution.

                                     (D-4)

                                                 Date:         (A)
                                                             --------
                                                Number:        (B)
                                                             --------


                          BORROWING BASE CERTIFICATE
                          --------------------------


Pursuant to the Amended and Restated Loan Agreement between Congress Financial Corporation (________) ("Agent") and the undersigned ("Borrower"), and any amendments thereto (the "Loan Agreement), Borrower hereby certifies to Agent, as of the above date, as follows:


RECONCILIATION OF COLLATERAL BALANCE
------------------------------------

Accounts Availability
---------------------

1.   Total Accounts as of       (C)         $       (1)
                          ----------------   ----------------

2.   Less:  Collections                     $       (2)
                                             ----------------

3.   Less:  Credits and Adjustments since
            date of prior Certificate       $       (3)
                                             ----------------
4.   Add:   New sales since date of prior
            Certificate                     $       (4)
                                             ----------------
5.   Current total of all Accounts          $       (5)
                                             ----------------
6.   Total amount of Accounts which
     are not Eligible Accounts (as          $       (6)
     per Schedule I annexed hereto)          ----------------
7.   Net Amount of Eligible Accounts
     (item 5 less item 6)                   $       (7)
                                             ----------------
8.   Availability based on Net
     Amount of Eligible Accounts
     (_____% of item 7)                     $       (8)
                                             ----------------


9.   Less:  Availability Reserves           $       (9)
                                             ----------------

10.  Accounts Availability                  $       (10)
                                             ----------------

                                     (D-5)

Inventory Availability
----------------------

11.  Total Value of Inventory as of      (D)         $   (11)
                                       --------       ----------
12.  Total Value of Inventory which is not
     Eligible Inventory (as per Schedule II
     annexed hereto)                                 $   (12)
                                                      ----------
13.  Value of Eligible Inventory (item 11
     less item 12)                                   $   (13)
                                                      ----------
14.  Availability based on Eligible Inventory
     (_____% of item 13)                             $   (14)
                                                      ----------

15.  Less:   Availability Reserves                   $   (15)
                                                      ----------

16.  Inventory Formula Availability                  $   (16)
                                                      ----------

17.  Inventory Sublimit                              $   (17)
                                                      ----------
18.  Inventory Availability (lesser of
     item 16 or item 17)                             $   (18)
                                                      ----------

Total Availability
------------------

19.  Total Availability based on Accounts
     and Inventory                                   $   (19)
                                                      ----------
20. Less: Availability Reserves for Letters of Credit

     (a)    100%  X  Standby Letters of Credit       $   (20a)
                                                      ----------

     (b)    _____%  X  Letters of Credit for
            Inventory plus freight, duty,
            taxes, etc.                              $   (20b)
                                                      ----------

21.  Availability                                    $   (21)
                                                      ----------

22.  Maximum Credit (less the then outstanding
     amount of the Term Loan, if any)                $   (22)
                                                      ----------

23.  Total Availability (lesser of item 21 or 22)    $   (23)
                                                      ----------

RECONCILIATION OF LOAN BALANCE

24.  Principal amount of outstanding
     Loans as of the date of prior
     Certificate                                     $   (24)
                                                      ----------

25.  Less:  Net cash collections since
     date of prior Certificate    _____________
                                  _____________
                                  _____________      $   (25)
                                                      ----------

                                     (D-6)

26.  Add:  Principal amount of Revolving
     Loans made since date of prior
     Certificate                                     $   (26)
                                                      -----------

27.  Current principal amount of outstanding
     Revolving Loans                                 $   (27)
                                                      -----------

28.  Current undrawn amount of outstanding
     Credits                                         $   (28)
                                                      -----------

29.  Total Revolving Loans and Letters of
     Credit Accommodations                           $   (29)
                                                      -----------

30.  Unused availability (item 23 less item 29)      $   (30)
                                                      -----------

     As of the date of this Certificate, no Event of Default exists or has occurred and is continuing. Borrower acknowledges that the Loans and Credits by Agent to Borrower are based upon Agent's reliance on the information contained herein and all representations and warranties with respect to Accounts and Inventory in the Loan Agreement are applicable to the Accounts and Inventory included in this Certificate. The reliance by Agent on this Certificate should not be deemed to limit the right of Agent to establish or revise criteria of eligibility or Availability Reserves or otherwise limit, impair, or affect in any manner the rights of Agent under the Loan Agreement. In the event of any conflict between the determination of Agent of the amount of the Loans and Credits available to Borrower in accordance with the terms of the Loan Agreement and the determination by Borrower of such amounts, the determination of Agent shall govern. All capitalized terms used in this Certificate shall have the meaning assigned to them in the Loan Agreement.

                                                              (31)
                                                     ------------------------

                                                     By:      (32)
                                                        ---------------------
                                                     Title:

                          (D-7)

                                  SCHEDULE I
                                      to
                          BORROWING BASE CERTIFICATE


1.   Accounts unpaid more than ____ days
     after invoice date                        $________________

2.   Cross-Age Accounts                         ________________

3.   Concentration Accounts                     ________________

4.   Affiliate Accounts                         ________________

5.   Returns, Discounts, Claims, Credits
     Allowances, Taxes                          ________________

6.   Other                                      ________________


     Total Accounts which are
     not Eligible Accounts                     $
                                                ================

                                     (D-8)

                                  SCHEDULE II
                                      to
                          BORROWING BASE CERTIFICATE


1.   Work-in-Process                    $________________

2.   Slow Moving                         ________________

3.   Packaging and Supplies              ________________

4.   Other                               ________________


     Total Value of Inventory
     which is not Eligible Inventory    $
                                         ================

                                     (D-9)

                    AMENDMENT NO. 1 TO FINANCING AGREEMENTS
                    ---------------------------------------

                           P.N.Y. ELECTRONICS, INC.
                              200 Anderson Avenue
                          Moonachie, New Jersey 07074



                                        July 3, 1996


CoreStates Bank, N.A.
1339 Chestnut Street
Philadelphia, Pennsylvania 19107

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     CoreStates Bank, N.A. ("Lender"), Congress Financial Corporation, as agent for Lender (in such capacity, "Agent") and P.N.Y. Electronics, Inc. ("Borrower") have entered into certain financing arrangements pursuant to the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender, Agent and Borrower (the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

     Borrower intends to pay interest due on December 31, 1995 with respect to the Subordinated Note, dated August 3, 1995, issued by Borrower payable to the order of Gadi Cohen in the original principal amount of $15,000,000 (the "Note") and the Subordinated Note, dated August 3, 1995, issued by Borrower payable to the order of Gadi Cohen in the original principal amount of $5,140,000 (subject to adjustment as provided therein) to the extent of the incremental federal and state income tax liabilities incurred by Gadi Cohen for the tax year of 1995 due to the constructive receipt of such interest by Gadi Cohen (the "Interest Payment") as set forth in the letter, dated May 21, 1996, from Gadi Cohen to Borrower (the "Interest Payment Letter").

     In addition, pursuant to the Exchange Agreement, dated as of May 31, 1996, by and between Ruth Cohen and Borrower (the "Exchange Agreement"), Ruth Cohen, as holder of the Note, plans to surrender the Note to Borrower for cancellation in exchange for fifteen shares of Series B Cumulative Redeemable Preferred Stock of Borrower (the "Exchange Transaction").

     Borrower has requested that Lender and Agent (a) consent to the payment of the Interest Payment to Gadi Cohen pursuant to and in accordance with the Interest Payment Letter, (b) consent to the Exchange Transaction pursuant to and in accordance with the Exchange Agreement and (c) agree to certain amendments to the Financing Agreements in connection with the foregoing. Subject to the terms and conditions contained herein, Lender and Agent are willing to consent to such matters and agree to such amendments. By this Amendment, Lender, Agent and Borrower desire and intend to evidence such consent and amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1.  Definitions.
         -----------

          (a)  Amendments to Definitions.
               -------------------------

               (i) All references to the term "Eligible Accounts" in the Loan Agreement and any of the other Financing Agreements shall be deemed and each such reference is hereby amended to mean Accounts created by Borrower in the ordinary course of business arising out of Borrower's sale of goods or rendition of services, which are and at all times shall continue to be acceptable to Agent in all respects. Standards of eligibility may be fixed and revised from time to time solely by Agent in Agent's exclusive judgment exercised in good faith. In determining eligibility, Agent may, but need not, rely on agings, reports and schedules of Accounts furnished by Borrower, but reliance by Agent thereon from time to time shall not be deemed to limit Agent's right to revise standards of eligibility at any time as to both Borrower's present and future Accounts. In general, an Account shall not be deemed eligible unless: (a) the Account Debtor on such Account is and at all times continues to be acceptable to Agent, (b) such Account complies in all respects with the representations, covenants and warranties contained in the Accounts Agreement and herein, (c) no more than ninety (90) days have elapsed since the original invoice date of such Account,
(d) as to Foreign Accounts, either, at Agent's option, (1) the Account Debtor has delivered to Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Agent, sufficient to cover such Account, in form and substance satisfactory to Agent, and, if required by Agent the original of such letter of credit has been delivered to Agent or to Agent's designee and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Agent or (2) such Account is subject to credit insurance payable to Agent issued by an insurer and on terms and in an amount acceptable to Agent or
(3) such

Account and the Account Debtor with respect thereto are and continue to otherwise be acceptable in all respects to Agent in Agent's good faith, and (e) as to Accounts where the chief executive office of the Account Debtor with respect to such Accounts is located in Canada, at any time promptly upon Lender's request, Borrower shall execute and deliver, or cause to be executed and delivered, such other agreements, documents and instruments as may be required by Lender to perfect the security interests of Lender in those Accounts of an Account Debtor with its chief executive office in Canada in accordance with the applicable laws of the Province of Canada in which such chief executive office is located and take or cause to be taken such other and further actions as Lender may request to enable Lender as secured party with respect thereto to collect such Accounts under the applicable laws of the Province of Canada.

          (ii) All references to the term "Foreign Accounts" in the Loan Agreement and any of the other Financing Agreements shall be deemed and each such reference is hereby amended to mean any Account at any time owing by an Account Debtor which: (a) does not maintain its chief executive office in the United States, Puerto Rico, the U.S. Virgin Islands or Canada, (b) is not organized under the laws of the United States or any state thereof, Puerto Rico, the U.S. Virgin Islands or Canada, or (c) is the government of any foreign country or sovereign state, or of any state, province, municipality or other political subdivision thereof, or of any department, agency, public corporation or other instrumentality thereof.

          (iii) All references to the term "Subordinated Notes" in the Loan Agreement and any of the other Financing Agreements shall be deemed and each such reference is hereby amended to mean solely the Subordinated Note, dated August 3, 1995, issued by Borrower payable to the order of Shareholder in the original principal amount of $5,140,000 subject to adjustment as provided therein, as the same now exists or may be amended, modified, supplemented, extended, renewed, restated or replaced.

     (b)  Additional Definitions.
          ----------------------

          (i)   "Amendment No. 1" shall mean this Amendment No. 1 to Financing
                 ---------------
Agreements by and among Lender, Agent and Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (ii)  "PNY UK" shall mean PNY Electronics (UK) Limited, a corporation
                 ------
organized under the laws of England and a subsidiary of Borrower, and its successors and assigns.

          (iii) "FF" shall mean the legal tender of France.
                 --

          (iv) "Series B Preferred Stock" shall mean the shares of Series B
                ------------------------
Cumulative Redeemable Preferred Stock, par value $.01 per share, of Borrower having the rights and benefits set forth in the Certificate of Designations of Series B Cumulative Redeemable Preferred Stock of Borrower dated June 13, 1996.

         (c) Interpretation.  All capitalized terms used herein shall have the
             --------------
meanings assigned thereto in the other Financing Agreements, unless otherwise defined herein.

     3.  Consent.  Subject to the terms and conditions contained herein,
         -------
Congress hereby confirms that it has no objection to (i) the payment by Borrower of the Interest Payment to Gadi Cohen pursuant to and in accordance with the Interest Payment Letter and (ii) the Exchange Transaction pursuant to and in accordance with the Exchange Letter.

     4.  Subsidiaries.  Section 7.1 of the Loan Agreement is hereby deleted in
         ------------
its entirety and the following substituted therefor:

          "7.1 Subsidiaries.  Borrower does not have any Subsidiaries as of the
               ------------
     date hereof except for PNY France, P.N.Y. Electronics GmbH and PNY UK. Borrower shall not form or acquire any other Subsidiaries without the prior written consent of Agent."

     5.  Indebtedness.  The reference to "$20,140,000" contained in Section
         ------------
7.2(e) of the Loan Agreement is hereby deleted and the following substituted therefor: "$5,140,000".

     6.  Dividends.  Section 7.4 of the Loan Agreement is hereby amended by
         ---------
adding a new Section 7.4(c) thereto as follows:

          "(c) purchase or redeem shares of Series B Preferred Stock of Borrower with the proceeds from any underwritten public offering of shares of Common Stock or other equity securities issued by Borrower pursuant to an effective registration statement under the Securities Act or in connection with the sale of Borrower in which the shares of Common Stock are exchanged for or changed into cash or other property (other than consideration consisting solely of common stock of the acquiring or surviving entity);

     provided, that, as to each such purchase or redemption all of the following
     --------  ----
     conditions are satisfied as determined by Agent: (i) as of the date of such purchase or redemption and after giving effect thereto, no Event of Default, or act, condition, or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred,
     (ii) Lender shall
     have received not less than ten (10) Business Days prior written notice of the intention of Borrower to purchase or redeem such Series B Preferred Stock, which notice shall specify in reasonable detail acceptable to Agent, the amount which Borrower is paying for the Series B Preferred Stock to be purchased or redeemed, the anticipated date of such purchase or redemption and such other information with respect thereto as Lender may reasonably request and (iii) as of the date of any such purchase or redemption and after giving effect thereto, Excess Availability shall be not less than $5,000,000."

     7.  Loans, Investments, Guaranties, Etc.
         ------------------------------------

         (a) Section 7.6(d) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

         "(d) loans by Borrower to PNY France, provided, that: (i) in no event
                                               --------  ----
     shall the amount of the loans by Borrower to PNY France exceed the aggregate principal amount of FF8,700,000 and (ii) the Indebtedness of PNY France to Borrower arising pursuant to such loan is not and shall not be evidenced by any promissory note or other instruments, unless the original of such note or other instrument is immediately upon the reasonable request of Agent delivered to Agent, duly endorsed and assigned by Borrower to Agent;"

         (b) Section 7.6 of the Loan Agreement is hereby amended by adding a new Section 7.6(i) thereto as follows:

         "(i) the equity investment of Borrower as of the date of Amendment No. 1 represented by 100 shares of the common stock of PNY UK constituting one hundred (100%) percent of the total shares of outstanding common stock of PNY UK."

         (c) Section 7.6 of the Loan Agreement is hereby amended by adding a new Section 7.6(j) thereto as follows:

         "(j) cash equity capital contributions after the date hereof by Borrower to PNY UK; provided, that, (i) Agent shall have received not less
                         --------  ----
     than ten (10) Business Days prior written notice of the intention of Borrower to make any such capital contribution, which notice shall specify the date and amount of such contribution, (ii) on the date of any such capital contribution and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred, and
     (iii) the
     aggregate amount of such capital contributions shall not exceed $250,000."

     8.  Adjusted Tangible Net Worth.  Section 7.9 of the Loan Agreement is
         ---------------------------
hereby deleted in its entirety and the following substituted therefor:

          "7.9 Adjusted Tangible Net Worth.
               ---------------------------

          (a) Borrower shall not permit Adjusted Tangible Net Worth for the periods stated below to be not less than the amount specified below for such period:

                                             Adjusted Tangible
          Period                                 Net Worth
          ------                             -----------------

     (i)    From the date hereof
             through March 31, 1996          $14,008,000 (or if less, the amount
                                             equal to eighty (80%) percent of
                                             the Adjusted Tangible Net Worth for
                                             Borrower on a stand-alone basis as
                                             at December 31, 1995 calculated
                                             based on the audited financial
                                             statements of Borrower delivered to
                                             Agent pursuant to Section
                                             7.11(a)(i))

     (ii)   From April 1, 1996
             through June 30, 1996           $17,669,000

     (iii)  From July 1, 1996
             through September 30, 1996      $ 4,500,000

     (iv)   From October 1, 1996
             through December 31, 1996       $ 7,000,000

     (v)    From January 1, 1996
             through March 31, 1997          $10,000,000

     (vi)   From April 1, 1997
             through June 30, 1997           $30,801,000

     (vii)  From July 1, 1997
             through August 31, 1997         $36,589,000

     (viii) From September 1, 1997 and
             at all times thereafter         $42,568,000

          (b) Notwithstanding anything to the contrary contained in Section 7.9(a) above, in the event that Borrower is delivering to Lender a Borrowing Base Certificate in accordance with Section 5.2 hereof for not less than thirty (30) consecutive days (after previously providing Agent on a daily basis with a schedule of Accounts, collections received and credits issued and on a weekly basis with an inventory report) (i) upon Lender's request, Borrower shall promptly provide Lender (but in any event within thirty (30) days after Lender's request) with financial projections for the period ending no earlier than March 31, 1997, which projections shall be based on the reasonable, good faith assumptions of the senior management of Borrower and shall otherwise be in form and substance satisfactory to Lender, and (ii) Lender may, in its discretion, effective upon the date of written notice by Lender to Borrower, change the amounts for the Adjusted Tangible Net Worth of Borrower set forth in Section 7.9(a) above for any fiscal quarter thereafter to an amount equal to: (A) the Adjusted Tangible Net Worth of Borrower for any such fiscal quarter calculated based on the financial projections provided by Borrower to Lender pursuant to Section 7.9(b)(i) (or at Lender's option, the most recent financial projections delivered prior thereto by Borrower to Lender for such period) minus (B) $2,000,000."

     9.  Financial Statements and Other Information.  Section 7.11(a)(iii) of
         ------------------------------------------
the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

         "(iii) with each of the audited financial statements delivered pursuant to Section 7.11(a)(i) above, except for Borrower's audited consolidated financial statements for Borrower's fiscal year ending December 31, 1995, a certificate of the independent certified public accountants that examined such statements to the effect that they have reviewed and are familiar with the Financing Agreements and that, in examining such financial statements, they did not become aware of any fact or condition of a financial or accounting nature which then constituted an Event of Default, except for those, if any, described in reasonable detail in such certificate."

     10. Representations, Warranties and Covenants.  In addition to the
         -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

          (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

          (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

          (c) Borrower has delivered, or caused to be delivered, to Agent true, correct and complete copies of the Exchange Agreement and all other agreements evidencing or relating to the Exchange Transaction.

          (d) Borrower has delivered, or caused to be delivered, to Agent a true, correct and complete copy of the Interest Payment Letter.

     11.  Conditions Precedent.  The effectiveness of the consents in Section 2
          --------------------
hereof and the amendments herein shall be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

          (a) the receipt by Agent of a copy of this Amendment, duly authorized, executed and delivered by Borrower;

          (b) Agent shall have received true, correct and complete copies of the Exchange Agreement, and all other agreements which evidence and relate to the Exchange Transaction, duly authorized, executed and delivered by the parties thereto;

          (c) Agent shall have received true, correct and complete copies of the Interest Payment Letter, duly authorized, executed and delivered by the parties thereto;

          (d) Agent shall have received all amendments and other certificates relating to the Series B Preferred Stock as filed with the appropriate government authorities and such other evidence of the effectiveness thereof as Lender may request; and

          (e) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage or time or both, would constitute an Event of Default.

     12.  Waivers.
          -------

          (a) Lender hereby waives the Event of Default arising prior to the date hereof as a result of the failure of Borrower to maintain the Adjusted Tangible Net Worth for the period prior to the date hereof in the amounts required under Section 7.9 of the Loan Agreement.

          (b) Lender hereby waives the Event of Default arising prior to the date hereof as a result of the failure of Borrower to maintain the Interest Coverage Ratio for the period prior to the date hereof in the amounts required under Section 7.10 of the Loan Agreement.

          (c) Lender hereby waives the Event of Default arising prior to the date hereof as a result of the failure of Borrower to deliver to Lender and Agent Borrower's audited consolidated financial statements for Borrower's fiscal year ending December 31, 1995 and Borrower's consolidated financial statements for Borrower's fiscal quarter ending March 31, 1996 provided that Borrower delivers to Lender and Agent such financial statements by no later than July 10, 1996. The failure of Borrower to deliver such financial statements to Lender and Agent by July 10, 1996 will be an Event of Default.

          (d) Lender hereby waives the Event of Default arising prior to the date hereof as a result of the failure of Borrower to deliver to Lender and Agent with respect to Borrower's audited consolidated financial statements for Borrower's fiscal year ending December 31, 1995, a certificate of the independent certified public accountants that examined such statements, in accordance with the terms of Section 7.11(a)(iii) of the Loan Agreement.

          (e) Lender hereby waives the Event of Default arising prior to the date hereof as a result of the loans by Borrower to PNY France which exceed the aggregate principal amount of loans by Borrower to PNY France permitted under
Section 7.6(d) of the Loan Agreement.

          (f) Lender has not waived and is not by this Amendment waiving, and has no intention of waiving any other Event of Default which may have occurred prior to the date hereof, or may be continuing on the date hereof or any Event of Default which may occur after the date hereof (whether the same or similar to the Events of Default referred to in Sections 11(a), 11(b), 11(c), 11(d) and 11(e) above or otherwise) and Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies arising under the terms of the Financing Agreements as a result of any Event of Default which may have occurred prior to the date hereof, or are continuing on the date hereof or any Event of Default which may occur after the date hereof (whether the same or similar to the Events of Default described in Sections 11(a), 11(b), 11(c), 11(d) and 11(e) above or otherwise). The waivers contained in Sections 11(a), 11(b), 11(c), 11(d) and 11(e) shall not constitute waivers of any Events of Default arising as a result of the failure of Borrower to comply with Sections 7.6, 7.9, 7.10 or 7.11 of the Loan Agreement at any time after the date of this Amendment (except as otherwise provided herein).

     13.  Effect of this Amendment.  Except as modified pursuant hereto, no
          ------------------------
other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

     14.  Further Assurances.  The parties hereto shall execute and deliver such
          ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     15.  Governing Law.  The rights and obligations hereunder of each of the
          -------------
parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

     16.  Binding Effect. This Amendment shall be binding upon and inure to the
          --------------
benefit of each of the parties hereto and their respective successors and assigns.

     17.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereof.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender and Agent, shall become a binding agreement among Borrower, Lender and Agent.

                                    Very truly yours,

                                    P.N.Y. ELECTRONICS, INC.


                                    By: /s/ LUKE M. BESHAR
                                       -----------------------
                                    Title: Vice President and C.F.O.
                                          --------------------------

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AGREED:

CONGRESS FINANCIAL CORPORATION,
 in its capacity as Agent


By: /s/ ILLEGIBLE
   ----------------------------

Title: Assistant Vice President
      -------------------------

CORESTATES BANK, N.A.


By: /s/ MICHELE A. WALCOFF
   ----------------------------

Title: Vice President
      -------------------------

                    AMENDMENT NO. 2 TO FINANCING AGREEMENTS
                    ---------------------------------------

                            PNY TECHNOLOGIES, INC.
                              200 Anderson Avenue
                          Moonachie, New Jersey 07074



                                             April 9, 1997


CoreStates Bank, N.A.
1339 Chestnut Street
Philadelphia, Pennsylvania 19107

Congress Financial Corporation,
 as Agent
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     CoreStates Bank, N.A. ("Lender"), Congress Financial Corporation, as agent for Lender (in such capacity, "Agent") and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower") have entered into certain financing arrangements pursuant to which Agent may make loans and advances and provide other financial accommodations to Borrower as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender, Agent and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996 (the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

     Borrower has requested that Lender and Agent (a) waive certain Events of Default, (b) change the interest rate payable by Borrower, (c) amend certain financial covenants and (d) agree to certain other amendments to the Financing Agreements in connection with the foregoing. Subject to the terms and conditions contained herein, Lender and Agent are willing to waive such Events of Default, change the interest rate, amend certain financial covenants and agree to such amendments. By this Amendment, Lender, Agent and Borrower desire and intend to evidence such waivers and amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     2.   Definitions.
          -----------

          (a)  Amendments to Definition.  All references to the term "Interest
               ------------------------
Rate" in the Loan Agreement and any of the other Financing Agreements shall be deemed and each such reference is hereby amended to mean, effective March 15, 1997, as to Prime Rate Loans, a rate of one and one-quarter (1 1/4%) percent per annum in excess of the Prime Rate and, as to Eurodollar Rate Loans, a rate of two and one-half (2 1/2%) percent per annum in excess of the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower as in effect three (3) Business Days after the date of receipt by Agent of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower); provided, that:
                                --------  ----

               (i) if the Net Income of Borrower for the fiscal year of Borrower ending December 31, 1997 is greater than $5,000,000 calculated based on the unaudited financial statements of Borrower for such period received by Agent, then effective as of the first day of the month after the receipt by Agent of such financial statements, the Interest Rate as to Prime Rate Loans shall be a rate of one (1%) percent per annum in excess of the Prime Rate and the Interest Rate, as to Eurodollar Rate Loans, shall be a rate of two and one-quarter (2 1/4%) percent per annum in excess of the Adjusted Eurodollar Rate;

               (ii) if the Net Income of Borrower for the fiscal year of Borrower ending December 31, 1997, calculated based on the audited financial statements of Borrower for such period received by Agent in accordance with
Section 7.11(a) of the Loan Agreement is (A) greater than $5,000,000, then the Interest Rate as to Prime Rate Loans shall be a rate of three-quarters of one (3/4%) percent per annum in excess of the Prime Rate and the Interest Rate as to Eurodollar Rate Loans shall be a rate of two (2%) percent per annum in excess of the Adjusted Eurodollar Rate effective as of the first day of the month after the receipt by Agent of such audited financial statements and (B) equal to or less than $5,000,000, then the Interest Rate as to Prime Rate Loans shall be a rate of one and one-quarter (1 1/4%) percent per annum in excess of the Prime Rate and the Interest Rate as to Eurodollar Rate Loans shall be a rate of two and one-half (2 1/2%) percent per annum in excess of the Adjusted Eurodollar Rate Loans, effective as of the first day of the month after the receipt by Agent of such audited financial statements; and

               (iii) notwithstanding anything to the contrary set forth above, the Interest Rate shall mean the rate of three and one-quarter (3 1/4%) percent per annum in excess of the Prime Rate as to Prime Rate Loans and the rate of four and one-half (4 1/2%) percent per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans, at Agent's option, (A) for the period on and after the date of termination or non-renewal of the Loan Agreement or the date fifteen (15) days after the date of notice by Agent to Borrower of an Event of Default under Section 8.1(a) of the Accounts Agreement as a result of the failure of Borrower to comply with Sections 7.9 or
7.10 of the Loan Agreement or the date three (3) Business Days after the date of notice by Agent to Borrower of any other Event of Default, and for so long as any such Event of Default is continuing as determined by Agent or until such time as all Obligations are indefeasibly paid in full (notwithstanding entry of any judgment against Borrower) and (B) on the Loans at any time outstanding in excess of the amounts available to Borrower under Section 4 of the Loan Agreement (whether or not such excess(es), arise or are made with or without the receipt by Agent of such financial statements, Lender's or Agent's knowledge or consent and whether made before or after an Event of Default).

          (b)  Additional Definitions.
               ----------------------

               (i) "Net Income" shall mean, as to any Person, with respect to any period, the consolidated net income (loss) of such Person, determined in accordance with GAAP, excluding, however, to the extent included therein, any extraordinary gains, any extraordinary and unusual items and income or loss attributable to equity in Subsidiaries or Affiliates, any net income realized as a result of changes of accounting principles or the application thereto to such Person, any gain (but not loss), together with any related Provision for Taxes on such gain (but not loss), realized in connection with (A) any sale, lease conveyance, or other disposition of any assets (including, without limitation, dispositions pursuant to sale and leaseback transactions), other than in the ordinary course of business and (B) the sale of any shares of capital stock or equivalents, excluding any extraordinary gain (but not loss), together with any Provision for Taxes on such extraordinary gain (but not loss).

               (ii) "Provision for Taxes" shall mean, with respect to a fiscal year of any Person, an amount equal to all taxes imposed on or measured by net income, whether federal, state or local, and whether foreign or domestic, that are paid or payable by such Person in respect of such fiscal year on a consolidated basis in accordance with GAAP.

          (c)  Interpretation.  All capitalized terms used herein shall have the
               --------------
meanings assigned thereto in the other Financing Agreements, unless otherwise defined herein.

     3.   Adjusted Tangible Net Worth.
          ---------------------------

          (a) Section 7.9(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(a) Borrower shall not permit Adjusted Tangible Net Worth for the periods stated below to be not less than the amount specified below for such period and, after the last day of the period set forth below in
     Section 7.9(a)(x), effective as of the first day of each calendar quarter commencing with the calendar quarter ending June 30, 1998, Borrower shall not permit Adjusted Tangible Net Worth in any such quarter to be less than the amount equal to the amount required for the immediately preceding calendar quarter plus $1,000,000:

                                             Adjusted Tangible
            Period                               Net Worth
            ------                           -----------------

     (i)    From the date hereof
              through March 31, 1996         $14,008,000 (or
                                             if less, the amount
                                             equal to eighty (80%)
                                             percent of the Adjusted
                                             Tangible Net Worth for
                                             Borrower on a stand-alone
                                             basis as at December 31,
                                             1995 calculated based on
                                             the audited financial
                                             statements of Borrower
                                             delivered to Agent pursuant
                                             to Section 7.11(a)(i))

     (ii)   From April 1, 1996
              through June 30, 1996          $17,669,000

     (iii)  From July 1, 1996
              through September 30, 1996     $ 4,500,000

     (iv)   From October 1, 1996
              through December 31, 1996      $ 7,000,000

     (v)    From January 1, 1996
              through March 31, 1997         $10,000,000

     (vi)   From April 1, 1997
              through June 30, 1997          $ 1,400,000

     (vii)  From July 1, 1997
              through September 30, 1997     $ 3,400,000

     (viii) From October 1, 1997
              through December 31, 1997      $ 5,500,000

     (ix)   From January 1, 1998
              through March 31, 1998         $ 6,400,000

     (x)    From April 1, 1998
              through June 30, 1998          $7,400,000"


     4.   Interest Coverage Ratio.  Section 7.10 of the Loan Agreement is hereby
          -----------------------
deleted in its entirety and the following substituted therefor:

          "7.10 Interest Coverage Ratio. Borrower shall not permit the Interest
                -----------------------
     Coverage Ratio for the periods stated below to be less than the amount specified below for such period:

               Period                        Interest Coverage Ratio
               ------                        -----------------------

     (a)  From April 1, 1997
            through June 30, 1997                 2.00 to 1

     (b)  From July 1, 1997
            through September 30, 1997            2.25 to 1

     (c)  From October 1, 1997
            through December 31, 1997             2.50 to 1

     (d)  From January 1, 1998
            and all times thereafter              3.00 to 1"

     5.   Financial Statements and Other Information.  Section 7.11 of the Loan
          ------------------------------------------
Agreement is hereby amended by adding a new Section 7.11(d) thereto as follows:

          "(d) Borrower shall provide Agent and Lender within ninety
       (90) days after the beginning of each of its fiscal years, an annual operating plan (to include forecasted consolidated balance sheets, statements of income and expenses and statements of cash flow, in each case consistent with Borrower's past practices) for Borrower as at the end of and for each quarter of such fiscal year, together with (i) forecasts of the nature requested in this Section 7.11(d), computed on an annual basis and (ii) appropriate supporting detail as reasonably requested by Agent and Lender."

     6.  Representations, Warranties and Covenants.  In addition to the
         -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

          (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

          (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     7.   Conditions Precedent.  The amendments herein shall be effective upon
          --------------------
the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

          (a) the receipt by Agent of a copy of this Amendment, duly authorized, executed and delivered by Borrower; and

          (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage or time or both, would constitute an Event of Default.

     8.   Waivers.
          -------

          (a) Lender hereby waives the Event of Default arising or which will arise prior to March 31, 1997 as a result of the failure of Borrower to maintain the Adjusted Tangible Net Worth for the period prior to, and including, March 31, 1997 in the amounts required under Section 7.9 of the Loan Agreement.

          (b) Lender hereby waives the Event of Default arising or which will arise prior to March 31, 1997 as a result of the failure of Borrower to maintain the Interest Coverage Ratio for the period prior to, and including, March 31, 1997 in the amounts required under Section 7.10 of the Loan Agreement.

          (c) Lender has not waived and is not by this Amendment waiving, and has no intention of waiving any other Event of Default which may have occurred or will occur prior to March 31, 1997, or may be continuing on March 31, 1997 or any Event of Default which may occur after March 31, 1997 (whether the same or similar to the Events of Default referred to in Sections 6(a) and 6(b) above or otherwise) and Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies arising under the terms of the Financing Agreements as a result of any Event of Default which may have occurred or will occur prior to March 31, 1997, or are continuing on March 31, 1997 or any Event of Default which may occur after March 31, 1997 (whether the same or similar to the Events of Default described in Sections 6(a) and 6(b) above or otherwise). The waivers contained in Sections 6(a) and 6(b) shall not constitute waivers of any Events of Default arising as a result of the failure of Borrower to comply with Sections 7.9 or
7.10 of the Loan Agreement at any time after March 31, 1997 (except as otherwise provided herein).

     9.   Effect of this Amendment.  Except as modified pursuant hereto, no
          ------------------------
other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

     10.  Further Assurances.  The parties hereto shall execute and deliver such
          ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     11.  Governing Law.  The rights and obligations hereunder of each of the
          -------------
parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

     12.  Binding Effect. This Amendment shall be binding upon and inure to the
          --------------
benefit of each of the parties hereto and their respective successors and assigns.

     13.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereof.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender and Agent, shall become a binding agreement among Borrower, Lender and Agent.

                                        Very truly yours,

                                        PNY TECHNOLOGIES, INC.,
                                         formerly known as
                                         P.N.Y. Electronics, Inc.


                                        By: /s/ Luke Beshar
                                            --------------------

                                        Title: Senior Vice-President
                                               ----------------------

AGREED:

CONGRESS FINANCIAL CORPORATION,
  in its capacity as Agent


By: /s/ ILLEGIBLE
   ---------------------------

Title: Vice President
      ------------------------

CORESTATES BANK, N.A.


By: /s/ Michele A. Walcoff
   ---------------------------

Title: Vice President
      ------------------------

                    AMENDMENT NO. 3 TO FINANCING AGREEMENTS
                    ---------------------------------------

                            PNY TECHNOLOGIES, INC.
                              200 Anderson Avenue
                          Moonachie, New Jersey 07074



                                                            June 2, 1997



CoreStates Bank, N.A.
1339 Chestnut Street
Philadelphia, Pennsylvania 19107

Congress Financial Corporation,
 as Agent
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     CoreStates Bank, N.A. ("Lender"), Congress Financial Corporation, as agent for Lender (in such capacity, "Agent") and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower") have entered into certain financing arrangements pursuant to which Agent may make loans and advances and provide other financial accommodations to Borrower as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender, Agent and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996 and by Amendment No. 2 to Financing Agreements, dated April 15, 1997 (the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

     Borrower has requested that Lender and Agent (a) make certain supplemental loans in addition to those currently provided for in the Loan Agreement and the other Financing Agreements, and (b) agree to certain amendments to the Financing Agreements in connection with the foregoing. Subject to the terms and conditions contained herein, Lender and Agent are willing to agree to such amendments. By this Amendment, Lender, Agent and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1.   Definitions.
          -----------

          (a)  Additional Definitions. As used herein, the following terms shall
               ----------------------
have the respective meanings given to them below, and the Loan Agreement and the other Financing Documents shall be deemed and are hereby amended to include, in addition and not in limitation, each of the following definitions:

               (i) "Pledged Collateral Value" shall mean at any time the lesser of:

                      (A) the sum of the market value at such time of the Pledged Securities in the Account consisting of U.S. treasury bills, U.S. treasury notes and municipal securities having maturities of 90 days or less (as the terms "Pledged Securities" and "Account" are defined in the pledge and security agreement referred to in Section 5(c) hereof) plus the amount of cash then in the Account; or

                      (B)  $4,000,000.

               (ii)   "Supplemental Inventory Value" shall mean the lesser of:

                      (A) fifteen (15%) percent of the Value of Eligible Inventory; or

                      (B) (1) $4,000,000 for the period from and including the date hereof through and including September 5, 1997;
                           (2) $3,000,000 for the period from and including September 6, 1997 through and including September 12, 1997; (3) $2,000,000 for the period from and including September 13, 1997 through and including September 19, 1997; (4) $1,000,000 for the period from and including September 20, 1997 through and including September 26, 1997; and (5) $0 from and including September 27, 1997 and thereafter.

               (iii) "Supplemental Loan Limit" shall mean, on any date, the sum of the Pledged Collateral Value on such date, plus the Supplemental Inventory Value on such date.

               (iv) "Supplemental Loans" shall mean the loans hereafter made by Lender to or for the benefit of Borrower on a revolving basis (involving advances, repayments and readvances) as set forth in Section 2 hereof.

          (b)  Amendments to Definitions.
               -------------------------

               (i) Section 1.1(aa) of the Loan Agreement is amended by deleting the amount "$70,000,000" appearing therein, and by substituting therefor the amount "$50,000,000".

               (ii) All references to the term "Maximum Credit" in the Loan Agreement and any of the other Financing Agreements shall be deemed and each such reference is hereby amended to mean $50,000,000.

               (iii) All references to the term "Loans" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the Supplemental Loans.

               (iv) All references to the term "Financing Agreements" in the Loan Agreement shall be deemed to include, in addition and not in limitation, this Amendment No. 3, the Limited Guarantee referred to in Section 5(b) hereof, the Pledge Agreement referred to in Section 5(c) hereof, and all other agreements, documents and instruments at any time executed and/or delivered by Borrower or any other person in connection with any of the foregoing, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (c)  Interpretation.  All capitalized terms used herein shall have the
               --------------
meanings assigned thereto in the other Financing Documents, unless otherwise defined herein.

     2.   Supplemental Loans.
          ------------------

          (a) In addition to the Loans which may be made by Lender to Borrower pursuant to Section 4.1 of the Loan Agreement, upon the request of Borrower, made at any time and from time to time, subject to the terms and conditions contained herein, in the Loan Agreement and in the other Financing Agreements, Lender shall make Supplemental Loans to Borrower in amounts in excess of the amounts otherwise available to Borrower under Section 4.1 of the Loan Agreement (as calculated by Lender and Agent, and subject to the sublimits and reserves provided for in the Loan Agreement and the other Financing Agreements) up to the amount of the Supplemental Loan Limit as then in effect.

          (b) Without limiting any of the rights of Lender pursuant to Section 2(e) below or otherwise, on the next business day after each date when any reduction to the Supplemental Inventory Value becomes effective, Borrower agrees absolutely and unconditionally to automatically and without demand make a payment to Lender in respect of the Supplemental Loans in an amount equal to the excess, if any, of the aggregate unpaid principal amount of the Supplemental Loans over the amount of

Supplemental Loan Limit as so reduced by the reduction in the Supplemental Inventory Value. All interest accrued on the principal amount of the Supplemental Loans paid pursuant to this Section 2(b) shall be paid, or may be charged by Agent to the loan account(s) of Borrower, at Agent's option, on the date of such payment.

          (c) From and after September 30, 1997, Gadi Cohen shall be permitted to withdraw, from time to time, amounts of collateral covered by the pledge and security agreement referred to in Section 5(c) hereof, subject to the following conditions:

               (i) each such withdrawal (other than a withdrawal consisting of all the remaining collateral covered by such agreement) shall be in the amount of $1,000,000 or an integral multiple thereof;

               (ii)   Gadi Cohen shall have given the Agent not less than five
(5) business days' prior written notice of such intended withdrawal, such notice to contain information as to the amount and date of the proposed withdrawal, which shall be a business day;

               (iii)  Without limiting any of the rights of Lender pursuant to
Section 2(e) below or otherwise, not later than such proposed withdrawal, Borrower agrees absolutely and unconditionally to automatically and without demand make a payment to Lender in respect of the Supplemental Loans in an amount equal to the excess, if any, of the aggregate unpaid principal amount of the Supplemental Loans over the amount of the Pledged Collateral Value as reduced after giving effect to such proposed withdrawal, such payment to be accompanied by such reports or other supporting information from Smith Barney Inc., in form and substance satisfactory to Agent, verifying that, after giving to such withdrawal and such payment, the aggregate unpaid principal amount of the Supplemental Loans will not exceed the Pledged Collateral Value.

All accrued interest on the principal amount of the Supplemental Loans paid pursuant to this Section 2(c) shall be paid or may be charged by Agent to the loan account(s) of Borrower, at Agent's option, on the date of such payment.

          (d) Except in Agent's and Lender's discretion, Borrower shall not have any right to request, and Lender shall not make, any Supplemental Loans in excess of the Supplemental Loan Limit as then in effect. The Supplemental Loans shall be secured by all Collateral.

          (e) Unless sooner demanded by Lender in accordance with terms of the Loan Agreement or the other Financing Agreements, or otherwise due as provided above, all outstanding and unpaid Obligations arising pursuant to the Supplemental Loans

(including, but not limited to, principal, interest, fees, costs, expenses and other charges in respect thereof payable by Borrower to Lender or Agent) shall automatically, without notice or demand, be absolutely and unconditionally due and payable and Borrower shall pay to Lender or Agent, as the case may be, in cash or other immediately available funds all such Obligations on such day as the Supplemental Loan Limit shall be $0. Interest shall accrue and be due, until and including the next business day, if the amount so paid by Borrower to the bank account designated by Agent for such purpose is received in such bank account after 11:00 a.m. New York City time.

          (f) Borrower acknowledges and agrees that, notwithstanding anything to the contrary contained in the Loan Agreement or the other Financing Agreements, the failure of Borrower to pay such Obligations arising pursuant to the Supplemental Loans:

               (i) on the business day after the effective date of any reduction in the Supplemental Loan Limit to the extent due as set forth in
Section 2(b) above; or

               (ii) on the business day of any reduction in the Pledged Collateral Value as set forth in Section 2(c) above; or any other failure of Borrower to pay all of such Obligations arising pursuant to the Supplemental Loans on the day that the Supplemental Loan equals $0, shall constitute an Event of Default.

     3.   Closing Fee. Borrower shall pay to Agent as a closing fee the amount
          -----------
of $40,000 which shall be fully earned as of the date hereof and $20,000 of which shall be payable on the date hereof and $20,000 of which shall be payable on July 31, 1997, provided, that, such amount shall become immediately due and
                  --------  ----
payable, without notice or demand, at Agent's option, upon the occurrence of an Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default.

     4.   Representations, Warranties and Covenants. In addition to the
          -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

               (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

               (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     5.   Conditions Precedent. The amendments herein shall be effective upon
          --------------------
the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

               (a) the receipt by Agent of a copy of this Amendment, duly authorized, executed and delivered by Borrower;

               (b) Agent shall have received, in form and substance satisfactory to Agent, the limited guarantee of payment of the Obligations in respect of the Supplemental Loans from Gadi Cohen, duly executed and delivered by him;

               (c) Agent shall have received, in form and substance satisfactory to Agent, a pledge and security agreement from Gadi Cohen pursuant to which he grants to Agent for the benefit of Lender a first priority security interest in and lien on and pledge to the Agent for the benefit of Lender, certain securities as more fully described therein (referred to herein as the "Pledged Securities"), and all of his right, title and interest in and to a certain securities account maintained for him at Smith Barney Inc., as more fully described therein (the "Account") to secure the full payment and performance of his obligations under the limited guarantee referred to in
Section 5(b) above, duly executed and delivered by him;

               (d) Agent shall have received evidence, in form and substance satisfactory to Agent, that the Account has been established in the name of the Agent as Secured Party, and such other evidence, in form and substance satisfactory to Agent, that Agent may require that Agent has a valid perfected first priority security interest in and lien on the Pledged Securities and the Account;

               (e) Borrower shall have paid the portion of the Closing Fee referred to in Section 3 due and payable on the date hereof; and

               (f) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage or time or both, would constitute an Event of Default.

     6.   Effect of this Amendment. Except as modified pursuant hereto, no other
          ------------------------
changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

     7.   Further Assurances. The parties hereto shall execute and deliver such
          ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     8.   Governing Law. The rights and obligations hereunder of each of the
          -------------
parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

     9.   Binding Effect. This Amendment shall be binding upon and inure to the
          --------------
benefit of each of the parties hereto and their respective successors and assigns.

     10.  Counterparts. This Amendment may be executed in any number of
          ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereof.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender and Agent, shall become a binding agreement among Borrower, Lender and Agent.

                                             Very truly yours,

                                             PNY TECHNOLOGIES, INC.
                                              formerly known as
                                              P.N.Y. Electronics, Inc.


                                             By: /s/ Luke Beshar
                                                -------------------------

                                             Title: Senior Vice-President
                                                   ----------------------

AGREED:

CONGRESS FINANCIAL CORPORATION,
 in its capacity as Agent


By: /s/ ILLEGIBLE
   -------------------------

Title: Senior Vice President
      ----------------------

CORESTATES BANK, N.A.


By: /s/ Michele A.  Walcoff
   -------------------------

Title: Vice President
       ---------------------

Title:________________________

                    AMENDMENT NO. 4 TO FINANCING AGREEMENTS
                    ---------------------------------------

                            PNY TECHNOLOGIES, INC.
                              200 Anderson Avenue
                          Moonachie, New Jersey 07074


                                                                  April 20, 1998

CoreStates Bank, N.A.
1339 Chestnut Street
Philadelphia, Pennsylvania 19107

Congress Financial Corporation,
 as Agent
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     CoreStates Bank, N.A. ("Lender"), Congress Financial Corporation, as agent for Lender (in such capacity, "Agent") and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower") have entered into certain financing arrangements pursuant to which Agent may make loans and advances and provide other financial accommodations to Borrower as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender, Agent and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, by and among Lender, Agent and Borrower, Amendment No. 2 to Financing Agreements, dated April 15, 1997, by and among Lender, Agent and Borrower, and Amendment No. 3 to Financing Agreements, dated June 2, 1997, by and among Lender, Agent and Borrower (the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

     Borrower has requested that Lender and Agent, (a) waive certain Events of Default arising prior to the date hereof as a result of the failure of Borrower to maintain the Adjusted Tangible Net Worth and Interest Coverage Ratio for the period prior to the date hereof, (b) amend the definition and the covenant pertaining to the Adjusted Tangible Net Worth, (c) amend the covenant pertaining to the Interest Coverage Ratio, and (d) agree to certain amendments to the Loan Agreement and the other Financing Agreements in connection with the foregoing. Subject to the terms and conditions contained herein, Lender and Agent are willing to agree to such amendments. By this Amendment, Lender, Agent and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1.  Adjusted Tangible Net Worth.
         ---------------------------

         (a) Effective as of the date hereof, Section 1.1(c) is hereby deleted in its entirety and the following substituted therefor:

         "(c) "Adjusted Tangible Net Worth" shall mean, as to any Person, at any time, in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for such Person and its Subsidiaries (or as to Borrower without regard for its Subsidiaries and Affiliates as provided below), the amount equal to the difference between: (i) the aggregate net book value of all assets of such Person and its Subsidiaries (excluding the book value of good will, non-competition agreements, patents, trademarks, copyrights, licenses and other intangible assets), calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (ii) the aggregate amount of the Indebtedness and other liabilities of such Person and its Subsidiaries (including tax and other proper accruals); provided,
                                                                     --------
     that, for purposes of this definition, notwithstanding anything to the
     ----
     contrary contained herein, as to Borrower, the Subsidiaries and Affiliates of Borrower shall not be included in the calculation of the Adjusted Tangible Net Worth of Borrower, except to the extent the investments of Borrower in such Subsidiaries and Affiliates are included in the balance sheet of Borrower as an asset or liability (as the case may be) in accordance with GAAP."

         (b) Lender hereby waives the Event of Default arising prior to the date hereof as a result of the failure of Borrower to maintain the Adjusted Tangible Net Worth for the period prior to the date hereof in the amounts required under Section 7.9 of the Loan Agreement. Effective as of the date hereof, Section 7.9 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

         "7.9  Adjusted Tangible Net Worth.  Borrower shall not permit Adjusted
               ---------------------------
     Tangible Net Worth to be less than

     $1,000,000 for the period commencing on December 31, 1998 and continuing thereafter."

     3.  Interest Coverage Ratio.  Lender hereby waives the Event of Default
         -----------------------
arising prior to the date hereof as a result of the failure of Borrower to maintain the Interest Coverage Ratio for the period prior to January 1, 1998 at the ratio required under Section 7.10 of the Loan Agreement. Effective as of January 1, 1998, Section 7.10 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

         "7.10   Interest Coverage Ratio.  Borrower shall not permit the
                 -----------------------
     Interest Coverage Ratio for the periods stated below to be less than the ratios specified below for such period:

          Period                         Interest Coverage Ratio
          ------                         -----------------------

     (a)  From January 1, 1998
          through March 31, 1998         1.00 to 1

     (b)  From April 1, 1998
          through June 30, 1998          1.50 to 1

     (c)  From July 1, 1998
          through September 30, 1998     2.00 to 1

     (d)  From October 1, 1998
          through December 31, 1998      2.00 to 1

     (e)  From January 1, 1999
          and thereafter                 3.00 to 1."

     4.   Representations, Warranties and Covenants.  In addition to the
          -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

          (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

          (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     5.  Conditions Precedent.  The amendments herein shall be effective upon
         --------------------
the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

         (a) the receipt by Agent of a copy of this Amendment, duly authorized, executed and delivered by Borrower; and

         (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     6.  Amendment Fee.  Borrower shall pay to Agent for the account of Lender
         -------------
as an amendment fee the amount of $10,000 which shall be fully earned and payable as of the date hereof. Agent may, at its option, charge the amount of such fee directly to Borrower's loan account maintained by Agent for the account of Lender.

     7.  Effect of this Amendment.  Except as modified pursuant hereto, no other
         ------------------------
changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control.

     8.  Further Assurances.  The parties hereto shall execute and deliver such
         ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     9.  Governing Law.  The rights and obligations hereunder of each of the
         -------------
parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

     10. Binding Effect. This Amendment shall be binding upon and inure to the
         --------------
benefit of each of the parties hereto and their respective successors and assigns.

     11. Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereof.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender and Agent, shall become a binding agreement by and among Borrower, Lender and Agent.

                                         Very truly yours,

                                         PNY TECHNOLOGIES, INC.
                                          formerly known as
                                          P.N.Y. Electronics, Inc.

                                         By: /s/ Luke Beshar
                                             ---------------------

                                         Title: Vice President
                                                ------------------

AGREED:

CONGRESS FINANCIAL CORPORATION,
 in its capacity as Agent

By: /s/ Janet Sart
    --------------------------

Title: Vice President
       -----------------------
CORESTATES BANK, N.A.

By: /s/ Michele A. Walcoff
    --------------------------
Title: Vice President
       -----------------------

                    AMENDMENT NO. 5 TO FINANCING AGREEMENTS
                    ---------------------------------------

                            PNY TECHNOLOGIES, INC.
                                299 Webro Road
                         Parsippany, New Jersey 07054

                                                                  April 5, 1999


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     First Union National Bank, as successor by merger to CoreStates Bank, N.A. ("First Union"), Congress Financial Corporation, as agent for First Union (in such capacity, "Agent") and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower") entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among First Union, Agent and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, by and among First Union, Agent and Borrower, Amendment No. 2 to Financing Agreements, dated April 15, 1997, by and among First Union, Agent and Borrower, Amendment No. 3 to Financing Agreements, dated June 2, 1997, by and among First Union, Agent and Borrower and Amendment No. 4 to Financing Agreements, dated April 20, 1998, by and among First Union, Agent and Borrower (the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

     Prior to the date hereof, First Union has assigned all of First Union's right, title and interest in, to and under the Loans and all other Obligations of Borrower, the Loan Agreement and the other Financing Agreements to Congress Financial Corporation in its individual capacity and Congress Financial Corporation in such capacity has assumed all of First Union's obligations with respect thereto and thereunder (the "Assignment").

     Borrower has requested that Congress Financial Corporation, as assignee of First Union (referred to herein as "Lender") (a) waive certain Events of Default arising prior to the date hereof as a result of the failure of Borrower to maintain (i) the amount of Adjusted Tangible Net Worth required under the Loan Agreement for the period prior to January 1, 1999 and (ii) the Interest Coverage Ratio required under the Loan Agreement for the fiscal quarter of Borrower ended June 30, 1998 and (b) agree to certain amendments to the Loan Agreement. Subject to the terms and conditions contained herein, Lender is willing to grant such waiver and to agree to such amendments as are set forth herein. By this Amendment, Lender and Borrower desire and intend to evidence such waiver and amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1.   Amendments to Definitions.
          -------------------------

     (a) All references to the term "Congress" or "you" or "your" or "Agent" or "Lender", or similar terms herein, in the Accounts Agreement and in any of the other Financing Agreements shall be deemed and each such reference is hereby amended to mean Congress Financial Corporation and its successors and assigns.

     (b) All references to the term "Interest Rate" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean as to Prime Rate Loans, the rate of one (1%) percent per annum in excess of the Prime Rate and, as to Eurodollar Rate Loans, the rate of two and one-quarter (2 1/4%) percent per annum in excess of the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower as in effect three (3) Business Days after the date of receipt by Lender of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms of the Loan Agreement, whether such rate is higher or lower than any rate previously quoted to Borrower); provided, that:
                                         --------  ----

          (i) if the Net Income of Borrower for the fiscal year of Borrower ending December 31, 1999 is a loss, as determined by Lender based on the audited consolidated financial statements for Borrower and its Subsidiaries for such period (the "1999 Audited Financial Statements"), then effective as of the first day of the month after the date upon which Lender receives the 1999 Audited Financial Statements in accordance with Section 7.11(a)(i) of the Loan Agreement, the Interest Rate as to Prime Rate Loans shall be the rate of one and one-quarter (1 1/4%) percent per annum in excess of the Prime Rate, and the Interest Rate as to Eurodollar Rate Loans shall be the rate of two and one-half (2 1/2%) percent per annum in excess of the Adjusted Eurodollar Rate; and

          (ii) notwithstanding anything to the contrary contained herein, the Interest Rate shall mean the rate of three and one-quarter (3 1/4%) percent per annum in excess of the Prime Rate as to Prime Rate Loans and the rate of four and one-half (4 1/2%) percent per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans, at Lender's option, (A) for the period on and after the date of termination or non-renewal of the Loan Agreement, or the date fifteen (15) days after the date of notice by Lender to Borrower of an Event of Default under Section 8.1(a) of the Accounts Agreement as a result of the failure of Borrower to comply with Sections
     7.9 or 7.10 of the Loan Agreement or the date three (3) Business Days after the date of notice by Lender to Borrower of any other Event of Default, and for so long as such Event of Default is continuing as determined by Lender or until such time as all Obligations are indefeasibly paid in full (notwithstanding entry of any judgment against Borrower) and (B) on the Loans at any time outstanding in excess of the amounts available to Borrower under Section 4 of the Loan Agreement (whether or not such excess(es) arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default).

     (c) All references to the term "Maximum Credit" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean $40,000,000.

     3.   Amendments to Loan Agreement.
          ----------------------------

     3.1  Loans.  Section 4.1(a)(iii)(B) of the Loan Agreement is hereby amended
          -----
by deleting the reference to "$25,000,000" appearing therein and substituting the following therefor: "$15,000,000".

     3.2  Servicing Fee.  Section 4.4 of the Loan Agreement is hereby deleted in
          -------------
its entirety and the following substituted therefor:

          "4.4  Servicing Fee.  Borrower shall pay to Lender a monthly servicing
                -------------
     fee in an amount equal to $5,000 in respect of Lender's services for each month (or part thereof) while the Accounts Agreement or this Agreement remains in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be fully earned as of and payable in advance on the first day of each month."

     3.3  Term.  Section 5.3(a) of the Loan Agreement is hereby amended by
          ----
deleting the reference to "three (3)" appearing in the fourth line thereof and substituting the following therefor: "five (5)".

     3.4  Loans, Investments, Guaranties, Etc.
          ------------------------------------

          (a) Section 7.6(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(a) loans by Borrower to Shareholder and/or Ruth Cohen, provided,
                                                                   --------
     that: (i) in no event shall the aggregate amount of such loans made in any
     ----
     fiscal year of the Borrower exceed the amount of $1,000,000, (ii) the Indebtedness arising pursuant to such loans is not and shall not be evidenced by any promissory note or other instrument, unless the original of such note or instrument is immediately upon the reasonable request of Lender delivered to Lender duly endorsed and assigned by Borrower to Lender and (iii) no Event of Default, or act, condition or event which with notice, passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing on the date on which any such loan is made or immediately after giving effect thereto."

          (b) Section 7.6(b) of the Loan Agreement is hereby amended by inserting the following immediately after the word "Shareholder" each time it appears therein: "and Ruth Cohen".

     3.5  Adjusted Tangible Net Worth.  Section 7.9 of the Loan Agreement is
          ---------------------------
hereby deleted in its entirety and the following substituted therefor:

          "7.9  Adjusted Tangible Net Worth.  Borrower shall not permit Adjusted
                ---------------------------
     Tangible Net Worth on each date stated below to be less than the amount specified below for such date:

                                               Adjusted Tangible
                    Date                           Net Worth
                    ----                       -----------------

          (a)  March 31, 1999                     ($ 600,000)

          (b)  June 30, 1999                      $  100,000

          (c)  September 30, 1999                 $  500,000

          (d)  December 31, 1999 and              $1,000,000
               on each March 31, June 30,
               September 30 and
               December 31, thereafter

     The parentheses used above indicate a negative number."

     4.   Waiver of Events of Default.  Lender hereby waives the Events of
          ---------------------------
Default arising as a result of: (a) the failure of Borrower to maintain the amount of Adjusted Tangible Net Worth required under Section 7.9 of the Loan Agreement for the period ending on December 31, 1998; and (b) the failure of Borrower to maintain the Interest Coverage Ratio required under Section 7.10 of the Loan Agreement for the fiscal quarter of Borrower ended June 30, 1998. Lender has not waived and is not by this Amendment waiving, and has no intention of waiving, any other Event of Default which may have occurred prior to, or may be continuing on, the date hereof or any Event of Default which may occur after the date hereof (whether the same or similar to any Event of Default referred to in the first sentence of this Section 3) and Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies arising under the terms of the Financing Agreements as a result of any Event of Default which may have occurred prior to, or is continuing on, the date hereof or which may occur after the date hereof (whether the same or similar to any Event of Default referred to in the first sentence of this Section 3). The waiver contained herein shall not constitute a waiver of any Event of Default arising as a result of the failure of Borrower to comply with (a) Section 7.9 of the Loan Agreement at any time after December 31, 1998 and/or (b) Section 7.10 at any time after June 30, 1998, except as otherwise expressly provided herein.

     5.   Consent to Assignment.  Borrower hereby consents to the Assignment.
          ---------------------
Nothing herein shall be construed as requiring Lender to obtain Borrower's consent with respect to any subsequent participations or assignments.

     6.   Representations, Warranties and Covenants.  In addition to the
          -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

          (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

          (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     7.   Conditions Precedent.  The amendments herein shall be effective upon
          --------------------
the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

          (a) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower; and

          (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     8.   Amendment and Extension Fee.  Borrower shall pay to Lender as an
          ---------------------------
amendment and extension fee the amount of $10,000 which shall be fully earned and payable as of the date hereof. Lender may, at its option, charge the amount of such fee directly to Borrower's loan account maintained by Lender.

     9.   Effect of this Amendment.  Except as modified pursuant hereto, no
          ------------------------
other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     10.  Further Assurances.  The parties hereto shall execute and deliver such
          ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     11.  Governing Law.  The validity, interpretation and enforcement of this
          -------------
Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

     12.  Binding Effect. This Amendment shall be binding upon and inure to the
          --------------
benefit of each of the parties hereto and their respective successors and assigns.

     13.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender, shall become a binding agreement by and between Borrower and Lender.


                                         Very truly yours,

                                         PNY TECHNOLOGIES, INC.
                                          formerly known as
                                          P.N.Y. Electronics, Inc.

                                         By: /s/ Heidi Stuto
                                             ---------------------
                                         Title: Assistant Teasurer
                                                ------------------
AGREED:

CONGRESS FINANCIAL CORPORATION

By: /s/ Janet Sart
    ---------------------------
Title: First Vice President
       ------------------------

                    AMENDMENT NO. 6 TO FINANCING AGREEMENTS
                    ---------------------------------------

                            PNY TECHNOLOGIES, INC.
                                299 Webro Road
                         Parsippany, New Jersey 07054



                                         September 29, 1999


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036



Gentlemen:

     Congress Financial Corporation ("Lender"), and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997 ("Amendment No. 3"), Amendment No. 4 to Financing Agreements, dated April 20, 1998 and Amendment No. 5 to Financing Agreements, dated April __, 1999 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

     Borrower has requested that Lender agree to certain amendments to the Loan Agreement. Subject to the terms and conditions contained herein, Lender is willing to agree to such amendments as are set forth herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

          I.   Amendment to Definition.  All references to the term "Maximum
               -----------------------
Credit" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean: (a) $50,000,000 for the period beginning on and including September 29, 1999 and ending on but not including January 1, 2000, and (b) $40,000,000 beginning on and including January 1, 2000 and at all times thereafter.

           II. Amendments to Financing Agreements.
               ----------------------------------

                (1)  Loans.  Section 4.1(a)(iii)(B) of the Loan Agreement is
                     -----
hereby deleted in its entirety and the following substituted therefor:

                "(B) (1) $20,000,000 for the period beginning on and including September 29, 1999 and ending on but not including January 1, 2000, and (2) $15,000,000 beginning on January 1, 2000 and at all times thereafter."

                (2) Withdrawal of Collateral.  Notwithstanding anything to the
                    ------------------------
contrary in any of the Financing Agreements (including, without limitation, Section 2(c) of Amendment No. 3), Gadi Cohen shall not be permitted to withdraw any amounts from the collateral provided to Lender pursuant to the Pledge and Security Agreement, dated June 2, 1997, by Gadi Cohen in favor of Lender, during the period beginning on and including September 29, 1999 and ending on but not including January 1, 2000.

           III.  Representations, Warranties and Covenants.  In addition to the
                 -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

                (1) No Event of Default exists or has occurred and is continuing on the date of this Amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

                (2) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

           IV.  Conditions Precedent.  The amendments herein shall be effective
                --------------------
upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

          (1) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower;

          (2) the receipt by Lender of the amendment fee referred to in Section 5 hereof; and

          (3) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     V.  Amendment Fee.  Borrower shall pay to Lender as an amendment fee the
         -------------
amount of $10,000 which fee shall be fully earned and payable as of the date hereof. Lender may, at its option, charge the amount of such fee directly to Borrower's loan account maintained by Lender.

     VI.  Effect of this Amendment.  Except as modified pursuant hereto, no
          ------------------------
other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     VII.  Further Assurances.  The parties hereto shall execute and deliver
           ------------------
such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     VIII.  Governing Law.  The validity, interpretation and enforcement of this
            -------------
Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

     IX.  Binding Effect. This Amendment shall be binding upon and inure to the
          --------------
benefit of each of the parties hereto and their respective successors and assigns.

     X.  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, upon acceptance by Lender, shall become a binding agreement by and between Borrower and Lender.

                                    Very truly yours,

                                    PNY TECHNOLOGIES, INC.
                                    formerly known as
                                    P.N.Y. Electronics, Inc.

                                    By: /s/ HEIDI STUTO
                                        ----------------------------
                                    Title: Treasurer


AGREED:

CONGRESS FINANCIAL CORPORATION

By: /s/ JANET SART
    -----------------------------
Title: First Vice President

                                                                       [3/17/00]


                    AMENDMENT NO. 7 TO FINANCING AGREEMENTS
                    ---------------------------------------

                            PNY TECHNOLOGIES, INC.
                                299 Webro Road
                         Parsippany, New Jersey 07054



                                                    March 17, 2000

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     Congress Financial Corporation ("Lender"), and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997 ("Amendment No. 3"), Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April, 1999 and Amendment No. 6 to Financing Agreements, dated September 29, 1999 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

     Borrower has requested that Lender agree to certain amendments to the Loan Agreement. Subject to the terms and conditions contained herein, Lender is willing to agree to such amendments as are set forth herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1.  Amendments to Definitions.  All references for the term "Financing
         -------------------------
Agreements" in the Loan Agreement shall mean, and each such reference is hereby amended to include, in addition and not in limitation, this Amendment No. 7 to Financing Agreements and all other agreements, documents or instruments at any time executed and/or delivered by Borrower or any other person in connection herewith or with any of the foregoing, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     2.  Amendments to Financing Agreements. Section 2 of Amendment No. 3 is
         ----------------------------------
hereby terminated and is of no further force and effect. Lender shall have no further obligation to make any Supplemental Loans or have any other duties or responsibilities in connection with the Supplemental Loans. Subject to the terms and conditions set forth in this Amendment, all security interests and liens upon assets and properties of Gadi Cohen as set forth in the Pledge and Security Agreement, dated June 2, 1997, by Gadi Cohen in favor of Lender, are hereby released and terminated.

     3.  Representations, Warranties and Covenants.  In addition to the
         -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

           (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

           (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     4.  Conditions Precedent.  The amendments herein shall be effective upon
         --------------------
the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

           (a) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower; and

           (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     5.  Effect of this Amendment.  Except as modified pursuant hereto, no other
         ------------------------
changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     6.  Further Assurances.  The parties hereto shall execute and deliver such
         ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     7.  Governing Law.  The validity, interpretation and enforcement of this
         -------------
Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

     8.  Binding Effect. This Amendment shall be binding upon and inure to the
         --------------
benefit of each of the parties hereto and their respective successors and assigns.

     9.  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, upon acceptance by Lender, shall become a binding agreement by and between Borrower and Lender.

                                    Very truly yours,

                                    PNY TECHNOLOGIES, INC.
                                    formerly known as
                                    P.N.Y. Electronics, Inc.

                                    By: /s/ Heidi Stuto
                                       --------------------------------
                                    Title: Treasurer
                                          -----------------------------

AGREED:

CONGRESS FINANCIAL CORPORATION

By: /s/ ILLEGIBLE
   ------------------------
Title: AVP
      ---------------------

                                                                       [6/13/00]

                    AMENDMENT NO. 8 TO FINANCING AGREEMENTS
                    ---------------------------------------

                            PNY TECHNOLOGIES, INC.
                                299 Webro Road
                         Parsippany, New Jersey 07054


                                         June __, 2000

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     Congress Financial Corporation ("Lender"), and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997 ("Amendment No. 3"), Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April __, 1999, Amendment No. 6 to Financing Agreements, dated September 29, 1999, and Amendment No. 7 to Loan and Security Agreement, dated March __, 2000 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

     Borrower has requested that Lender agree to certain amendments to the Loan Agreement. Subject to the terms and conditions contained herein, Lender is willing to agree to such amendments as are set forth herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1.  Definitions.
         -----------

          (a)  Amendments to Definitions.  All references to the term "Maximum
               -------------------------
Credit" in the Loan Agreement and the other Financing Agreements and each such reference is hereby amended to mean $50,000,000.

          (b)  Additional Definitions.  As used herein or in any of the other
               ----------------------
Financing Agreements, the following term shall have the meaning given to it below, and the Loan Agreement is hereby amended to include, in addition and not in limitation, the following definition: "Cisco Inventory" shall mean Inventory of Borrower held and separately identified and reported by Borrower to Lender from time to time as Inventory to be sold to Cisco Systems Corporation.

          (c)  Interpretation.  All capitalized terms used herein shall have the
               --------------
meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

     2.  Loans. Section 4.1(a)(iii) of the Loan Agreement is hereby deleted in
         -----
its entirety and the following substituted therefor:

          "(iii) the lesser of: (A) the sum of (1) fifty (50%) percent of the Value of Eligible Inventory other than Cisco Inventory plus
                                                                         ----
                  (2) fifty-five (55%) percent of the Value of Eligible Inventory consisting of Cisco Inventory or (B) $20,000,000, less"
                  ----

     3.  Term.  Section 5.3(a) of the Loan Agreement is hereby amended by
         ----
deleting the reference to "five (5)" appearing in the fourth line thereof and substituting the following therefor: "six (6)".

     4.  Adjusted Tangible Net Worth.  Section 7.9(d) of the Loan Agreement is
         ---------------------------
hereby deleted in its entirety and the following substituted therefor:

          "(d)  From June 30, 2000 and
                at all times thereafter          $9,500,000"

     5.  Inventory Reporting.  Notwithstanding anything to the contrary set
         -------------------
forth in the Loan Agreement or any of the other Financing Agreements, Borrower hereby agrees, in addition to and not in limitation of any of its obligations under the Loan Agreement or any of the other Financing Agreements, that all reporting of information with respect to Inventory by Borrower to Lender, whether as set forth in any Borrowing Base Certificate or any schedule thereto or otherwise, shall separately identify all Cisco Inventory.

     6.  Representations, Warranties and Covenants.  In addition to the
         -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

          (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

          (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     7.  Conditions Precedent.  The amendments herein shall be effective upon
         --------------------
the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

          (a) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower; and

          (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     8.  Effect of this Amendment.  Except as modified pursuant hereto, no other
         ------------------------
changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     9.  Further Assurances.  The parties hereto shall execute and deliver such
         ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     10. Governing Law.  The validity, interpretation and enforcement of this
         -------------
Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

     11. Binding Effect. This Amendment shall be binding upon and inure to the
         --------------
benefit of each of the parties hereto and their respective successors and assigns.

     12.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, upon acceptance by Lender, shall become a binding agreement by and between Borrower and Lender.

                                    Very truly yours,

                                    PNY TECHNOLOGIES, INC.
                                    formerly known as
                                    P.N.Y. Electronics, Inc.

                                    By: /s/ Heidi Stuto
                                       --------------------------
                                    Title: Treasurer
                                          -----------------------

AGREED:

CONGRESS FINANCIAL CORPORATION

By: /s/ Janet Sart
   -------------------------
Title: First Vice President
      ----------------------

                                                                       [7/20/00]

                    AMENDMENT NO. 9 TO FINANCING AGREEMENTS
                    ---------------------------------------

                            PNY TECHNOLOGIES, INC.
                                299 Webro Road
                         Parsippany, New Jersey 07054


                                              July 24, 2000

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     Congress Financial Corporation ("Lender"), and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997, Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April 5, 1999, Amendment No. 6 to Financing Agreements, dated September 29, 1999, Amendment No. 7 to Loan and Security Agreement, dated March 17, 2000 and Amendment No. 8 to Loan and Security Agreement, dated June, 2000 (as amended hereby and as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

     Borrower has requested that Lender agree to certain amendments to the Loan Agreement. Subject to the terms and conditions contained herein, Lender is willing to agree to such amendments as are set forth herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1.  Definitions.
         -----------

             (a)  Amendments to Definitions. All references to the term "Maximum
                  -------------------------
Credit" in the Loan Agreement and the other Financing Agreements and each such reference is hereby amended to mean $55,000,000 for the period commencing on July 24, 2000 through and including September 21, 2000 and $50,000,000 at all other times.

          (b)  Interpretation.  All capitalized terms used herein shall have the
               --------------
meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

     2.  Representations, Warranties and Covenants.  In addition to the
         -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

          (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

          (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     3.  Conditions Precedent.  The amendments herein shall be effective upon
         --------------------
the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

          (a) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower; and

          (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     4.  Effect of this Amendment.  Except as modified pursuant hereto, no other
         ------------------------
changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     5.  Further Assurances.  The parties hereto shall execute and deliver such
         ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     6.  Governing Law.  The validity, interpretation and enforcement of this
         -------------
Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

     7.  Binding Effect. This Amendment shall be binding upon and inure to the
         --------------
benefit of each of the parties hereto and their respective successors and assigns.

     8.  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, upon acceptance by Lender, shall become a binding agreement by and between Borrower and Lender.

                                    Very truly yours,

                                    PNY TECHNOLOGIES, INC.
                                     formerly known as
                                     P.N.Y. Electronics, Inc.

                                    By: /s/ Heidi Stuto
                                       -------------------------
                                    Title: Treasurer
                                          ----------------------

AGREED:

CONGRESS FINANCIAL CORPORATION

By: /s/ Janet Sart
   --------------------
Title: First Vice President
       --------------------

                   AMENDMENT NO. 10 TO FINANCING AGREEMENTS
                   ----------------------------------------

                            PNY TECHNOLOGIES, INC.
                                200 Webro Road
                         Parsippany, New Jersey 07054


                                                     August 21, 2000


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     Congress Financial Corporation ("Lender"), and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997, Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April 5, 1999, Amendment No. 6 to Financing Agreements, dated September 29, 1999, Amendment No. 7 to Loan and Security Agreement, dated March 17, 2000, Amendment No. 8 to Loan and Security Agreement, dated June, 2000 and Amendment No. 9 to Loan and Security Agreement, dated July 24, 2000 (as amended hereby and as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

     In connection with the review of the financial statements of Borrower by its independent certified public accountants for the period ended June 30, 2000. 15 shares of the currently outstanding Series B Preferred Stock of Borrower and 3 shares of the currently outstanding Series C Preferred Stock of Borrower in each case owned by Ruth Cohen and listed on the balance sheet of Borrower in the aggregate amount of $18,060,000 are being reclassified as indebtedness under GAAP. Borrower has requested that Lender agree to amend the definition of the term Adjusted Tangible Net Worth in the Loan Agreement so that such preferred stock continues to be deemed equity for purposes of such definition, notwithstanding the reclassification.

     In consideration of the foregoing and the agreements and covenants contained herein, Borrower and Lender hereby agree that in the calculation of the Adjusted Tangible Net Worth of Borrower for purposes of Section 7.9 of the Loan Agreement such preferred stock in the amount of up to $18,060,000 to the extent outstanding shall be deemed to constitute equity at all times, notwithstanding that such amount shall be reclassified as indebtedness pursuant to the requirements of GAAP.

     Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreements and this Amendment shall be read an construed as one agreement.

     The validity, interpretation and enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

     The Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed counterpart of this Amendment in the space provided below.

whereupon this Amendment, upon acceptance by Lender, shall become a binding agreement by and between Borrower and Lender.

                                        Very truly yours,


                                        PNY TECHNOLOGIES, INC.
                                          formerly known as
                                          P.N.Y. Electronics, Inc.

                                        By: /s/ Heidi Stuto
                                            --------------------------------
                                         Title: Treasurer
                                               -----------------------------

AGREED:

CONGRESS FINANCIAL CORPORATION

By: Janet L. Sart
    ---------------------
Title: First Vice President
       --------------------

                   AMENDMENT NO. 11 TO FINANCING AGREEMENTS
                   ----------------------------------------

                            PNY TECHNOLOGIES, INC.
                                299 Webro Road
                         Parsippany, New Jersey 07054


                                              September 5, 2000


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     Congress Financial Corporation ("Lender"), and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997, Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April 5, 1999, Amendment No. 6 to Financing Agreements, dated September 29, 1999, Amendment No. 7 to Loan and Security Agreement, dated March 17, 2000, Amendment No. 8 to Loan and Security Agreement, dated June, 2000, Amendment No. 9 to Loan and Security Agreement, dated July 24, 2000 and Amendment No. 10 to Loan and Security Agreement, dated as of August 21, 2000 (as amended hereby and as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

     Borrower has requested that Lender agree to certain amendments to the Loan Agreement. Subject to the terms and conditions contained herein, Lender is willing to agree to such amendments as are set forth herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1.  Definitions
         -----------

         (a) Amendments to Definitions. All references to the term "Maximum
             -------------------------
Credit" in the Loan Agreement and the other Financing Agreements and each such reference is hereby amended to mean $60,000,000 for the period commencing on September 5, 2000 through and including October 15, 2000 and $50,000,000 at all other times.

          (b) Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined therein.

      2.  Representation, Warranties and Covenants. In addition to the
          ----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

          (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

          (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

      3.  Conditions Precedent.  The amendments herein shall be effective upon
          --------------------
the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

          (a) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower; and

          (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

      4.  Effect of this Amendment.  Except as modified pursuant hereto, no
          ------------------------
other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreement are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreements and this Amendment shall be read and construed as one agreement.

      5.  Further Assurances.  The parties hereto shall execute and deliver such
          ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

      6.  Governing Law.  The validity, interpretation and enforcement of this
          -------------
Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

        7.  Binding Effect.  This Amendment shall be binding upon and inure to
            --------------
the benefit of each of the parties hereto and their respective successors and assigns.

        8.  Counterparts.  This Amendment may be executed in any number of
            ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


        Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, upon acceptance by Lender, shall become a biding agreement by and between Borrower and Lender.

                                          Very truly yours,

                                          PNY TECHNOLOGIES, INC.
                                          formerly known as P.N.Y. Electronics,
                                          Inc.

                                          By: /s/ Mark J. Ciano
                                              ----------------------------

                                          Title: Vice President of Finance
                                                 -------------------------


AGREED:

CONGRESS FINANCIAL CORPORATION

By:  Janet L. Sart
     -------------------------

Title First Vice President
      ------------------------